                                       ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS  (LOGO)

STRATEGIC PARTNERS
LARGE CAPITALIZATION GROWTH FUND
Objective: Seeks Long-Term Capital Appreciation

STRATEGIC PARTNERS
LARGE CAPITALIZATION VALUE FUND
Objective: Seeks Total Return Consisting of Capital
Appreciation and Dividend Income

STRATEGIC PARTNERS
SMALL CAPITALIZATION GROWTH FUND
Objective: Seeks Maximum Capital Appreciation

STRATEGIC PARTNERS
SMALL CAPITALIZATION VALUE FUND
Objective: Seeks Above-Average Capital Appreciation

STRATEGIC PARTNERS
INTERNATIONAL EQUITY FUND
Objective: Seeks Capital Appreciation

STRATEGIC PARTNERS
TOTAL RETURN BOND FUND
Objective: Seeks Total Return Consisting of Current
Income and Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change thereafter.

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STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS   (LOGO)

TABLE OF CONTENTS

Letter from the President of Strategic Partners Style Specific Funds    1

Investing Environment
    Asset Class Index Returns                                           3

Strategic Partners Large Capitalization Growth Fund                     8

Strategic Partners Large Capitalization Value Fund                     14

Strategic Partners Small Capitalization Growth Fund                    20

Strategic Partners Small Capitalization Value Fund                     26

Strategic Partners International Equity Fund                           32

Strategic Partners Total Return Bond Fund                              36

Strategic Partners Style Specific Funds' Holdings and
  Financial Statements                                                 40

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Strategic Partners Style Specific Funds

Annual Report    July 31, 2002

                                                     September 16, 2002
DEAR SHAREHOLDER,
The 12-month period ended July 31, 2002, was very difficult for most investors. The unusual volatility and steep equity-market declines led many investors to re-examine their asset allocations. Some found that their current investing programs were no longer on track to meet their goals. Some changed their minds about their own personal tolerance for volatility. Some saw no need to change their asset allocations, but found that the marked differences in performance among asset classes required a rebalancing to return to their allocation targets. If you have not recently reviewed your portfolio with your financial professional, now would be an ideal time to do so.

The Strategic Partners Style Specific Funds make it easy to adjust your asset allocation. Together, they span the style and capitalization ranges of U.S.
stocks, and also include bonds and international stocks. Our Strategic Investment Research Group
(SIRG) designs each fund, selecting advisers with strong long-term performance and style consistency, and then continuously monitors the advisers' performance and investment process. In some cases, they pair advisers who have complementary styles within the fund's mandate, with the goal of increasing the consistency of returns. During this reporting period, SIRG recommended to the Board of Trustees that they change advisers for the Strategic
Partners Small Capitalization Value Fund to a pairing of EARNEST Partners LLC and National City Investment
Management Company, a recommendation the Board implemented.

We appreciate your continued confidence in the Strategic Partners Style Specific Funds.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Style Specific Funds

                                             1

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Strategic Partners Style Specific Funds

Annual Report    July 31, 2002

THE STRATEGIC PARTNERS STYLE SPECIFIC FUNDS: RESEARCH
DRIVEN--RESULTS ORIENTED
The Strategic Partners Style Specific Funds are managed by an elite group of independent money-management firms, selected by us through a rigorous process based on the managers' long-term risk-adjusted performance, well-defined and disciplined investment process, consistency of investment style, reputation, management stability, and compliance procedures. We continue to monitor the performance, investment-style consistency, and asset class purity of Strategic Partners Style Specific Fund managers.

INVESTMENT ADVISERS' REPORT
AN EVENTFUL FISCAL YEAR
The 12 months ended July 31, 2002, included a series of unexpected events of historical importance. The period began in the middle of a very steep stock market decline, as investors digested the signs that the U.S. economy was contracting. Expectations and share prices had previously been raised by the longest period of continuous economic growth in U.S.
history. Not long into the reporting period, investors' expectations were jarred again by the first external attack on the U.S. since World War II.
In response to both the economic slowdown and the terrorist shock, the Federal Reserve began to drive down interest rates very aggressively, pushing short-term rates to their lowest level in 40 years. The
European and United Kingdom Central Banks also reduced interest rates.

Investors expected the low interest rates to trigger an economic recovery, which it did, pushing share prices higher in the fourth quarter of 2001. During that brief wave of optimism, growth stocks responded most vigorously. Then the record for the largest bankruptcy in U.S. history was broken twice in short order by Enron and WorldCom. A leading accounting firm and several large, respected companies were involved in a string of accounting

2

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                        www.strategicpartners.com    (800) 225-1852

Asset Class Index Returns                              As of 7/31/02

                               (CHART)

Source: Prudential Investments LLC and Lipper Inc.

The performance cited does not represent the performance of any Strategic Partners Style Specific
Funds. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International Europe,
Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate Bond Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S.
Corporate High Yield Index gives a broad look at how high yield ("junk") bonds have performed.

                                                   3

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Strategic Partners Style Specific Funds

Annual Report    July 31, 2002

scandals and restatements of financial reports. Many investors lost confidence in the accuracy of audited financial reports and once again turned away from equity investments and toward bonds, cash, real estate, and gold. In addition, during the first half of 2002, the U.S. dollar began a long-predicted correction of its overvaluation against other currencies.

The string of confidence-rattling issues did not go unaddressed. Accounting firms themselves, Congress, the SEC, the New York Stock Exchange, and several corporations took steps to restore the credibility of financial reporting, including measures to remove even the appearance of conflicts of interest by auditors and securities analysts, tighter standards for the independence of corporate directors from management, more detailed financial reports, and a requirement that corporate CEOs and CFOs take personal legal responsibility for the accuracy of their firms' financial statements.

THERE WAS A BROAD DECLINE IN SHARE PRICES
In the United States, the only sectors to show rising net share prices over the period were large-cap consumer staples, buoyed by the continuing strength of consumer spending, and small-cap financial services, driven by continued consumer borrowing for houses, autos, and other goods. Since the issues that affected equity investing concerned the pace of economic and earnings growth and the reliability of future earnings estimates, growth stocks fared worse.
Both large-cap and small-cap growth stocks had a dismal 12 months. The depressed level of spending on technology upgrades kept both large-cap and small-cap technology stocks at or near the bottom of the market, with sector average stock declines greater than 40%.

4

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                     www.strategicpartners.com    (800) 225-1852

Enron's bankruptcy caused a retreat from industries that were very dependent upon debt, including energy utilities, and cable systems. Investors also moved away from large companies whose financial statements were complicated because they had grown through many acquisitions. Even such respected firms as General
Electric (GE) and American International Group (AIG) saw their share prices drop sharply.

Losses were more moderate in the large- and small-cap materials and processing sectors. The materials industries have gone through a period of consolidation and cost cutting, and were expected to benefit from an economic recovery. Gold mining companies also benefited from the political and economic uncertainty and the dollar's decline, both of which increased demand for gold.

EVEN THE BETTER-PERFORMING SECTORS FELL
Small-cap value stocks were the best-performing equity class, although even they fell over the period. The profits of small companies usually respond more emphatically to changes in economic activity. In fact, in the last quarter of 2001 and the first half of 2002, the earnings of small-cap companies first declined less and then grew more than those of large caps. Bread and butter small companies were expected to benefit most from the improving economy. By "bread and butter," we mean companies whose products have an established demand, and whose profitability is not dependent upon the rapid growth of a new market: healthcare, food, and consumer services firms. In addition, small-cap value stocks continued to recover from an extremely undervalued period at the onset of this bear market. Such corrections often overshoot, and may have done so during this reporting period.

                                                  5

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Strategic Partners Style Specific Funds

Annual Report    July 31, 2002

Stock markets outside the United States were driven by the same factors as U.S. markets: strong in the fourth quarter of 2001, but very weak over the rest of the reporting period. The decline in 2002 of the MSCI EAFE Index--representing developed country markets--affected all sectors. European stocks were hit by reports of a sluggish 0.1% rise in Euro-zone
GDP in the first quarter, which eroded confidence in the recovery's robustness. Surprisingly, Japanese stocks fell only modestly and outperformed the rest of the world's markets over this reporting period even as Moody's downgraded Japan's long-term debt rating because of its escalating public debt.
However, sharp gains in both the euro and yen against the U.S. dollar significantly mitigated the declines for U.S. dollar-based investors.

INTEREST RATES HELPED BONDS; CREDIT CONCERNS HURT
This was a good period for bonds because the prices of existing bonds rise when interest rates fall. This boost was tempered by rising concern about credit risk. Many companies have been carrying high levels of debt in order to boost their earnings per share (a high degree of leverage). As the economy slowed, investors became more concerned about these firms' ability to service their debt. The massive bankruptcies of Enron and WorldCom heightened such concerns, as did the struggle of many other energy and telecommunications firms to cover their debt payments. This increased the premium that corporate borrowers had to pay over the interest rates on government securities (the credit spread). The combination of bankruptcies and rising credit spreads provided challenges for fixed income investors, despite the favorable interest-rate movement.

6

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                                         ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS (LOGO)

                                         INVESTMENT ADVISERS' REPORTS

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
STRATEGIC PARTNERS
LARGE CAPITALIZATION GROWTH FUND

INVESTMENT GOALS AND STYLE
The Strategic Partners Large Capitalization Growth
Fund, managed by Columbus Circle Investors and Oak
Associates, Ltd., has long-term capital appreciation as its investment objective. It purchases stocks of large companies that the investment advisers believe will have faster earnings growth than that of the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage
of net assets as of 7/31/02
    36.8%   Technology
    18.3    Financials
    15.8    Consumer Discretionary
     9.0    Consumer Staples
     7.3    Healthcare
     6.2    Industrials
     3.3    Materials
     1.0    Energy
     2.3    Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios

Expressed as a percentage of the Fund's
net assets as of 7/31/02
    6.7%   Cisco Systems, Inc.
           Computers & Business Equipment
    4.8    Microsoft Corp.
           Computer Software & Services
    3.8    Maxim Integrated Products, Inc.
           Semiconductors & Equipment
    3.2    Applied Materials, Inc.
           Semiconductors & Equipment
    3.1    Brocade Communications Systems, Inc.
           Computers & Business Equipment
    3.1    MBNA Corp.
           Banks
    3.0    Linear Technology Corp.
           Semiconductors & Equipment
    3.0    Xilinx, Inc.
           Semiconductors & Equipment
    2.9    Pfizer, Inc.
           Drugs & Healthcare
    2.7    American International Group, Inc.
           Insurance

Holdings are subject to change.

8

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                                 www.strategicpartners.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns                     1    As of 7/31/02

                                           One Year    Since Inception2
Class A                                    -32.78%       -43.20%
Class B                                    -33.33        -44.40
Class C                                    -33.33        -44.40
Lipper Large-Cap Growth Funds Avg.3        -28.89        -41.18
S&P 500 Index4                             -23.62        -30.70
Russell 1000 Growth Index5                 -28.75        -46.22

Average Annual Total Returns1                        As of 6/30/02

                   One Year    Since Inception2
    Class A        -31.68%        -17.31%
    Class B        -32.24         -17.31
    Class C        -30.09         -16.67

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1
Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, and C,
11/3/99. 3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Large-Cap Growth Funds category. Funds in the Lipper Large-Cap Growth Funds
Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle
1,000 securities of the S&P SuperComposite 1500
Index. Large-cap growth funds typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. 4 The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock prices have performed. 5 The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.
Investors cannot invest directly in an index. The returns for the Lipper Average, S&P 500 Index, and
Russell 1000 Growth Index would be lower if they included the effect of sales charges, operating expenses, or taxes.

                                                   9

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

Columbus Circle Investors  As of 7/31/02
--------------------------------------------------

Microsoft Corp./Computer Software & Services
Microsoft is the world's leading software developer.
It is continuing to develop new software and software-related products, gaining even greater market visibility. It has a tremendously strong balance sheet, with more than $40 billion in cash, and continues to generate large cash earnings.

Bank of America/Banks
Bank of America is one of the largest and most diversified financial services companies in the United States. It is continuing to improve its earnings quality (predictability and consistency);
moreover, it is improving its credit quality. We expect its bond portfolio to add more to earnings than analysts have estimated and see additional earnings from cost-cutting measures.

Cisco Systems, Inc./Computer Business & Equipment
Cisco is the world's leading technology integrator.
It is gaining market share, realizing savings from cost-cutting, and has a cash position in excess of $20 billion.

Cendant Corp./Business Services
Cendant is a diversified provider of mortgage, housing, and travel-related services. Its earnings are benefiting from the strong housing and mortgage refinancing markets.

Proctor & Gamble Co./Cosmetics & Toiletries
Proctor & Gamble is the largest provider of household products in the United States, with brands such as Tide, Pampers, Bounty, and Always/Whisper. It is benefiting from the sustained level of consumer spending, but the primary reason for its current strong performance is a cost reduction program.

Holdings are subject to change.

10

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                       www.strategicpartners.com    (800) 225-1852

Oak Associates, Ltd.  As of 7/31/02
-----------------------------------------------------

Cisco Systems, Inc./Computer & Business Equipment
We think that Cisco is the best-positioned networking company in terms of both its product offerings and its balance sheet. It has cash in excess of $20 billion and no significant debt. It also has the capacity to innovate and expand into new markets. It is prepared to offer a comprehensive product suite when capital-spending budgets improve.

Maxim Integrated Products, Inc./Semiconductors & Equipment
Maxim is an analog semiconductor company. Its business is improving because inventories are now very low, while demand is rising because of the recovering economy. Demand for all of its products-- notebook computers, wireless handsets, personal digital assistants (PDAs), and networking products-- has been rising. The company has also been aggressively repurchasing shares when they are inexpensive.

Applied Materials, Inc./Semiconductors & Equipment
Applied Materials makes semiconductor capital equipment. Its orders have been improving as its customers moved to larger wafer sizes, smaller line widths, and copper (rather than aluminum) interconnects. We expect Applied Materials to continue to bring new products to market and share in the semiconductor industry's growth.

MBNA Corp./Banks
MBNA is among the largest credit card lenders and is the leader in the affinity-card market. Its earnings per share have grown by at least 20% in each of the last nine years. The consistent growth is evidence that its management does not get caught up in the latest fad, but rather focuses on the company's core competencies and businesses.

Linear Technology Corp./Semiconductors & Equipment
Linear Technology, another analog semiconductor company, finished its 2002 fiscal year with quarterly revenues and earnings in line with analysts' expectations, and at the strongest levels of the year. However, the company's stock price has not reflected this improvement. Linear has always been very adept at managing downturns in the semiconductor cycle and continues to maintain the highest margins in the analog semiconductor industry.

Holdings are subject to change.

11

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Annual Report    July 31, 2002

The Strategic Partners Large Capitalization Growth
Fund returned -32.78% for Class A shares over the reporting period. It trailed the -28.89% Lipper
Large-Cap Growth Funds Average, which was in line with the -28.75% Russell 1000 Growth Index. Including
Class A share initial sales charges, the Fund's return was -36.14%.

Despite the negative return, Columbus Circle Investors
(CCI) had good performance relative to the very poor market for large-capitalization growth stocks.
In comparison with the Russell 1000 Growth Index, CCI had underweighted healthcare and technology stocks in favor of financials, consumer staples, capital goods, and consumer cyclicals. This helped the portfolio's return relative to the benchmark. Moreover, early in 2002, CCI decreased exposure to stocks of the very largest companies, reasoning that these companies would have the greatest risk of accounting irregularities. CCI also thought that the weakening dollar would lead some investors to withdraw from the U.S. market, and the largest companies would feel the greatest selling pressure because their stocks are easiest to sell. The portfolio was helped by significant positive returns on Lockheed Martin and Wal-Mart, and by somewhat smaller contributions from Intimate Brands and Bank of America (see Comments on
Largest Holdings). Technology stocks, including
Siebel, Peoplesoft, Microsoft (see Comments on
Largest Holdings), and Comverse Technology were the largest detractors from return. Healthcare and energy stocks also pulled the return down, as well as the benchmark index.

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                         www.strategicpartners.com    (800) 225-1852

Oak Associates' performance was also hurt by its technology stocks, particularly positions in Xilinx, Brocade Communications, and Cisco Systems (see
Comments on Largest Holdings). However, Oak believes each of these has significant growth opportunities.
For example, Xilinx has introduced several new products over the past year, moving even further into the lead in the programmable logic device segment of the semiconductor industry. Brocade Communications remains a leader in storage networking, the next generation of information storage. Emphasis on financial services and healthcare also hurt Oak's relative performance. Oak believes the best way to outperform its benchmark is to concentrate on the sectors it expects to have the best growth opportunities over three to five years and to focus on the leaders within those sectors. This strategy typically produces underperformance in falling markets, so Oak believes that its underperformance during this reporting period is consistent with long-term outperformance.

                                                   13

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Strategic Partners Style Specific Funds

Strategic Partners
Large Capitalization Value Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Large Capitalization Value
Fund, managed by J.P. Morgan Investment Management
Inc. and Hotchkis and Wiley Capital Management,
LLC, has total return consisting of capital appre-ciation and dividend income as its investment objective. The Fund seeks investments that will increase in value and also pay the Fund dividends. It invests in large-company stocks that its investment advisers believe are undervalued, given the companies' sales, earnings, book value, cash flow, and recent performance. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage
of net assets as of 7/31/02
        28.5%   Financial Services
        20.3    Industrials
        16.6    Consumer Cyclicals
        11.2    Technology
         7.9    Utilities
         4.9    Materials
         4.6    Consumer Staples
         4.4    Healthcare
         1.6    Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios

Expressed as a percentage of the Fund's
net assets as of 7/31/02
    3.3%   Philip Morris Companies, Inc.
           Tobacco
    2.7    MetLife, Inc.
           Insurance
    2.4    ExxonMobil Corp.
           Oil & Gas Exploration/Production
    2.4    Allstate Corp.
           Insurance
    2.3    Eastman Kodak Co.
           Photography
    2.1    Yum! Brands, Inc.
           Restaurants
    2.1    Waste Management, Inc.
           Waste Management
    2.0    Aetna, Inc.
           Drugs & Healthcare
    1.9    Citigroup, Inc.
           Banking & Financial Services
    1.9    Verizon Communications, Inc.
            Telecommunications

Holdings are subject to change.

14

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                            www.strategicpartners.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                                    As of 7/31/02

                                         One Year           Since Inception2
Class A                              -16.16%   (-16.25)    -5.98%   (-6.29)
Class B                              -16.87    (-16.97)    -7.99    (-8.30)
Class C                              -16.87    (-16.97)    -7.99    (-8.30)
Lipper Multi-Cap Value Funds Avg.3        -18.09               -4.25
S&P 500 Index4                            -23.62              -30.70
Russell 1000 Value Index5                 -17.24              -13.00

Average Annual Total Returns1                                As of 6/30/02

                        One Year          Since Inception2
      Class A     -12.10%    (-12.27)    -0.71%    (-0.82)
      Class B     -12.69     (-12.88)    -0.67     (-0.79)
      Class C     -9.97      (-10.15)     0.07     (-0.04)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1
Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase.

For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, and C, 11/3/99. 3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Multi-Cap Value Funds category.
Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle
1,000 securities of the Standard & Poor's (S&P)
SuperComposite 1500 Index. They also have below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. 4 The S&P 500
Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. 5 The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index.
The returns for the Lipper Average, S&P 500 Index, and Russell 1000 Value Index would be lower if they included the effect of sales charges, operating expenses, or taxes.

15

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Investment Advisers' Comments on Five Largest Holdings

J.P. Morgan Investment Management Inc.  As of 7/31/02
-----------------------------------------------------

ExxonMobil Corp./Oil & Gas Exploration/Production
ExxonMobil is one of the world's largest integrated oil companies, with operations around the globe ranging from exploration and production of oil and natural gas to refining and marketing.
Nonetheless, we underweighted it because other groups in the energy sector appear more attractive than the global integrated oil companies.

Citigroup, Inc./Banking & Financial Services
Citigroup is a global financial services powerhouse whose products and services run the gamut from investment banking to consumer credit cards and lending. It is often the number one or number two player in any field in which it operates. We overweighted Citigroup. The impact of the Congressional inquiry into its activities with Enron affected its stock price.

ChevronTexaco Corp./Oil & Gas Exploration/Production
ChevronTexaco is another global integrated oil company. Like its brethren, it has divisions around the world and a large presence in exploration and production, refining and marketing, and petrochemicals. Nonetheless, we underweighted it because other groups in the energy sector appear more attractive than the global integrated oil companies.

Verizon Communications, Inc./Telecommunications
Verizon, a regional Bell operating company (RBOC), is the largest of the remaining Baby Bells the companies created from the break-up of American
Telephone & Telegraph (AT&T) in the early 1980s. It offers wireline and wireless services to its customers, and can provide both local and long-distance access to clients. We overweighted Verizon.

SBC Communications, Inc./Telecommunications
SBC Communications is another RBOC. It, too, has wireline offerings and local and long distance capabilities. Its wireless product offerings reside in a joint venture with BellSouth, called Cingular.
We underweighted SBC.

Holdings are subject to change.

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Hotchkis and Wiley Capital Management, LLC  As of 7/31/02
---------------------------------------------------------

Philip Morris Companies, Inc./Tobacco
Philip Morris has half of the domestic cigarette market and 17% of the global market, primarily with its Marlboro, Virginia Slims, Parliament, and Basic brands. It owns 84% of Kraft and 36% of South
African Breweries. Philip Morris has been returning large amounts of free cash flow to shareholders through dividends and share repurchases.

MetLife, Inc./Insurance
The MetLife name and Snoopy character combine to create one of the most widely recognized financial services brands. As part of its demutualization, MetLife brought in a new management team with a mandate to streamline operations, rationalize capital, and leverage the brand. We expect share repurchases and $250 million in annual cost savings to improve return on equity.

Eastman Kodak Co./Photography
Eastman Kodak is a global imaging products company that is aggressively cutting costs. With the largest global market share, Kodak should have the lowest costs, while its premium brand demands top pricing.
Recently, its health imaging margins improved and its cost restructurings have yielded greater benefits than had been expected.

Yum! Brands, Inc./Restaurants
Yum! Brands operates quick-service restaurants in over 100 countries and territories under the KFC, Pizza Hut, and Taco Bell brands. In May 2002 it completed the purchase of Yorkshire Global
Restaurants (Long John Silver's and A&W All American
Food Restaurants). Same-store sales for Taco Bell are improving. The company's multibranding--placing two or more brands at the same location--typically increases sales and cash flow which Yum! has used to repurchase stock and pay down debt.

Allstate Corp./Insurance
Allstate, the second largest personal lines
(automobile and homeowners) insurer in the United
States, is a disciplined underwriter, efficient insurance claims processor, and aggressive capital manager, with one of the most powerful brands in U.S.
financial services. Premiums are rising, particularly in homeowners insurance.

Holdings are subject to change.

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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Annual Report    July 31, 2002

The Strategic Partners Large Capitalization Value
Fund returned -16.16% for Class A shares over the reporting period, outperforming the -17.24% Russell
1000 Value Index and beating the -18.09% Lipper
Multi-Cap Value Funds Average by a slightly larger margin. Including Class A share initial sales charges, the return was -20.35%.

Much of Hotchkis and Wiley's advantage over their benchmark Russell 1000 Value Index came from its focus on and its strong security selection in the consumer discretionary sector, particularly Yum!
Brands (see Comments on Largest Holdings) and P&O
Princess Cruises. It also selected well in the healthcare, utilities, and financial sectors. For example, their Aetna holding rose sharply on signs that the beleaguered healthcare giant is finally returning to profitability. In addition to healthcare investments, Yum! Brands made a strong contribution, as its share price reflected its strong same store sales growth and higher-than-expected profits. The largest detractions from Hotchkis and Wiley's return came from the battered, diversified telecommunication services industry and from poor returns on Gateway, Tyco International, and Computer Associates. It is more optimistic about Gateway's personal computer sales, anticipating rising demand driven by a four-year replacement cycle. Tyco International and Computer Associates faced accounting and liquidity concerns, which Hotchkis and Wiley believe to be overblown. It took advantage of the weakness to add to its positions.

J.P. Morgan's portfolio is managed with a strategy that limits the deviations from the Russell 1000
Value Index in various risk factors. Its performance trailed this benchmark primarily because it overweighted Gemstar-TV Guide, Tyco, and General
Motors. Its stock selection in the utilities, consumer stable, and network technology sectors added value.

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Two of its holdings were substantial detractors,
Verizon, and Citigroup. While some of Citigroup's fall can be attributed to generally poor equity markets, some can also be attributed to the impact of Congressional inquiries into its activities with Enron. Moreover, a former star telecommunications analyst came under increased fire for some of his past stock recommendations. Citigroup is a large lender to corporate America, and as scandals hit a variety of companies, Citigroup was often mentioned in conjunction with loans or other corporate financing activities. Verizon suffered from the slowing wireline telecommunications business, its core competency. Business customers were not spending as much on telecommunications, and a large number of its clients are in the beleaguered financial services industry. In addition, residential customer usage has declined as many customers are using cell phones for calls they formerly would have placed over traditional copper lines.

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Strategic Partners Style Specific Funds

Strategic Partners
Small Capitalization Growth Fund

Investment Goals and Style
The Strategic Partners Small Capitalization Growth
Fund, managed by Sawgrass Asset Management, L.L.C.
and J.P. Morgan Fleming Asset Management (USA) Inc., has maximum capital appreciation as its investment objective. To achieve this objective, the Fund invests in the stocks of small companies that the investment advisers expect will increase their earnings faster than the growth rate of the U.S.
economy. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage
of net assets as of 7/31/02
        20.0%   Consumer Discretionary
        19.7    Healthcare
        19.6    Industrials
        17.1    Information Technology
        10.9    Financials
         4.3    Consumer Staples
         4.3    Energy
         1.3    Materials
         0.6    Telecommunications
         2.2    Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios

Expressed as a percentage of the Fund's
net assets as of 7/31/02
    1.8%    Performance Food Group Co.
            Food & Beverage
    1.5     Stericycle, Inc.
            Commercial Services
    1.5     ChoicePoint Inc.
            Commercial Services
    1.5     Activision, Inc.
            Software
    1.4     Corinthian Colleges, Inc.
            Educational Services
    1.4     Daisytek International Corp.
            Commercial Services
    1.4     Coventry Health Care, Inc.
            Medical Products & Services
    1.4     Pegasus Solutions, Inc.
            Commercial Services
    1.4     Texas Regional Bancshares, Inc.
            Banks
    1.3     Hovnanian Enterprises, Inc.
            Building & Construction

Holdings are subject to change.

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Performance at a Glance

Cumulative Total Returns1    As of 7/31/02

                                           One Year          Since Inception2
Class A                               -35.68%   (-36.22)    -33.92%   (-34.68)
Class B                               -36.16    (-36.70)    -35.39    (-36.16)
Class C                               -36.16    (-36.70)    -35.39    (-36.16)
Lipper Small-Cap Growth Funds Avg.3        -29.34               -21.40
Russell 2000 Index4                        -17.96                -5.14
Russell 2000 Growth Index5                 -30.61               -35.94

Average Annual Total Returns1                                As of 6/30/02

                    One Year          Since Inception2
    Class A    -34.42%   (-34.90)    -11.60%   (-11.89)
    Class B    -34.87    (-35.38)    -11.51    (-11.81)
    Class C    -32.80    (-33.31)    -10.92    (-11.22)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1
Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees.
The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, and C,
11/3/99. 3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Small-Cap Growth Funds category. Funds in the Lipper Small-Cap Growth Funds
Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle
1,000 securities of the Standard & Poor's (S&P)
SuperComposite 1500 Index. Small-cap value funds typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.
4 The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. 5 The Russell 2000 Growth Index is an unmanaged index that comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios.
Investors cannot invest directly in an index. The returns for the Lipper Average, Russell 2000 Index, and Russell 2000 Growth Index would be lower if they included the effect of sales charges, operating expenses, or taxes.

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

Sawgrass Asset Management, L.L.C.  As of 7/31/02
------------------------------------------------
Stericycle, Inc./Commercial Services
Stericycle is the only manager of regulated medical waste with a national reach. Its proprietary technologies and size--roughly 10 times its largest competitor--provides pricing power and economies of scale. The business is somewhat insensitive to economic swings. Stericycle is reasonably priced for its strong sales and earnings growth, expected profits, and history of exceeding analysts' expectations.

Corinthian Colleges, Inc./Educational Services
Corinthian operates 56 for-profit colleges in 20 states, offering career-oriented degrees and diploma programs primarily to the large and diverse market of students not in the traditional 18-22 year old college demographic. Its business is somewhat insensitive to economic swings. It has an impressive history of sales and earnings growth.

Coventry Health Care, Inc./Medical Products & Services
Coventry operates local managed healthcare plans, primarily in small to medium-sized metropolitan areas in the Mid-Atlantic, Midwest and Southeast. It is among the top three providers in 75% of its markets. It has acquired and improved the profitability of underperforming plans. Recent price increases have improved margins and return on equity.
With strong sales and earnings growth, Coventry is reasonably valued for its expected profits and its history of exceeding analysts' expectations.

Activision, Inc./Software
Activision publishes interactive entertainment and leisure products such as action, adventure, extreme sports, racing, strategy, and simulation games for the three major game platforms. We expect Sony
PlayStation 2's recent price cut to spur demand for games. Activision enjoys some economies of scale, having broadened its product line through acquisitions and investments in smaller developers.

J.B. Hunt Transport Services, Inc./Transportation
J.B. Hunt provides logistics and transportation services, including full-load containerized freight.
Consolidation in the fragmented trucking industry could improve prices. Hunt has nearly completed a strategic repositioning that could help it weather the current economic slowdown and improve profits when the economy recovers. Analysts expect strong earnings growth; Hunt has exceeded expectations in the past.

Holdings are subject to change.

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J.P. Morgan Fleming Asset Management (USA) Inc.  As of 7/31/02
--------------------------------------------------------------

ChoicePoint Inc. /Commercial Services
ChoicePoint is a leading provider of decision-making information that helps reduce fraud and mitigate risk. The company's services include credential verification, public record searches, inspection services, and pre-employment screening. The company is the premier source of data for the insurance industry, and also serves the needs of federal, state, and local government agencies.

Daisytek International Corp./Commercial Services
Daisytek International is a wholesale distributor of consumable non-paper office supplies. Products sold by the company include toner and inkjet cartridges, diskettes and other supplies for printers, photocopiers, and fax machines.

Pegasus Solutions, Inc./Commercial Services
Pegasus Solutions is a leading provider of end-to-end reservation distribution solutions to the hotel industry worldwide. Its services include central reservation systems, electronic distribution services that connect more than 46,000 hotels to the Internet and to global distribution systems such as Sabre and Amadeus, commission processing and payment services, and the consumer travel website
TravelWeb.com.

Texas Regional Bancshares, Inc./Banks
Texas Regional Bancshares is the leading commercial bank operating in the Rio Grande Valley of Texas, and has recently expanded into the Houston market.

Medcath Corp./Medical Products & Services
Medcath Corp. owns and operates heart hospitals in partnership with cardiologists and cardiovascular surgeons. The company's hospitals specialize in the diagnosis and treatment of heart disease.

Holdings are subject to change.

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Annual Report    July 31, 2002

The Strategic Partners Small Capitalization Growth
Fund returned -35.68% for Class A shares over the reporting period, trailing -30.61% Russell 2000
Growth Index and the -29.34% Lipper Small-Cap Growth
Funds Average by an even larger margin. Including
Class A share initial sales charges, the return was -38.90%.

J.P. Morgan Fleming underperformed the Russell benchmark primarily because of weak stock selection in the consumer discretionary, technology, and financial services sectors. Some of this weakness was offset by its overweight in the consumer discretionary sector, which overall was a relatively strong one, and underweight in the relatively weak healthcare sector, but these benefits were more than overshadowed by difficulties in stock selection. The largest detractor was Allegiance
Telecom, an emerging telecommunication services provider. Continuing fears regarding overcapacity and a series of bankruptcies in the sector had a major impact on the stock. Penton Media, a publisher of trade magazines and operator of industry trade shows, was also a particularly large detractor from return.
The company continues to suffer from low attendance in its trade show business because of the weak economy. J.P. Morgan Fleming's best-performing stock was McAfee.com, which provides an online service that allows consumers to secure, repair, update, and upgrade their PCs. It rose substantially over the period as the company successfully executed its business plan.

Sawgrass Asset Management modestly outperformed the Russell benchmark, primarily by underweighting technology stocks and overweighting consumer discretionary stocks. Its position in Fred's, Inc., a discount general merchandise retailer that operates in small- and medium-sized towns, made a substantial contribution. Its strong profit growth was particularly attractive in the earnings-poor environment. Another substantial contributor was

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Career Education Corporation, a for-profit educator
much like Corinthian Colleges (see Comments on
Largest Holdings). Stock selection was good in the healthcare sector, including a large contribution from Stericycle (see Comments on Largest Holdings), and in industrials. Performance was hurt by an overweight in consumer staples and a poor choice of stocks in the financial sector. The largest detractor was Vector Group, a conglomerate whose subsidiaries include the Liggett Group cigarette company, Vector
Tobacco (which has developed nicotine-free cigarettes), and several non-tobacco businesses. Its shares were hurt by delays and difficulties in introducing its nicotine-free Omni cigarette.

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Strategic Partners Style Specific Funds

Strategic Partners
Small Capitalization Value Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Small Capitalization Value
Fund, managed by EARNEST Partners, LLC, and National
City Investment Management Company has above-average capital appreciation as its investment objective. To achieve this, the Fund invests in stocks of small companies that its investment advisers believe are undervalued, given each company's sales, earnings, book value, cash flow, and recent performance. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage
of net assets as of 7/31/02
        25.5%   Financials
        16.9    Consumer Discretionary
        13.4    Materials
        11.7    Healthcare
        11.6    Industrials
         8.4    Information Technology
         5.5    Energy
         3.1    Miscellaneous
         1.3    Utilities
         1.0    Consumer Staples
         1.6    Cash & Equivalents

Ten Largest Holdings--
Combined Portfolios

Expressed as a percentage of the Fund's
net assets as of 7/31/02
    2.4%   Sinclair Broadcast Group, Inc.
           Broadcasting
    2.0    Pioneer Natural Resources Co.
           Domestic Oil
    1.8    Hovnanian Enterprises, Inc.
           Homebuilders
    1.8    BankUnited Financial Corp.
           Banks and Savings & Loans
    1.7    Fred's, Inc.
           Retail Trade
    1.6    Cooper Companies, Inc.
           Drug & Healthcare
    1.5    Philadelphia Consolidated Holding Corp.
           Insurance
    1.5    Diagnostic Products Corp.
           Drug & Healthcare
    1.4    Pharmaceutical Product Development, Inc.
           Drug & Healthcare
    1.4    Cerner Corp.
            Software

Holdings are subject to change.

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(800) 225-1852

Performance at a Glance

Cumulative Total Returns1                                  As of 7/31/02

                                        One Year        Since Inception2
Class A                             -4.80%   (-4.88)    29.63%   (29.08)
Class B                             -5.44    (-5.52)    27.05    (26.49)
Class C                             -5.44    (-5.52)    27.05    (26.49)
Lipper Small-Cap Value Funds Avg.3       -6.88              35.64
Russell 2000 Index4                     -17.96              -5.14
Russell 2000 Value Index5                -5.51              32.51

Average Annual Total Returns1                              As of 6/30/02

                  One Year        Since Inception2
    Class A    0.88%   (0.80)    13.23%   (13.10)
    Class B    0.56    (0.48)    13.66    (13.53)
    Class C    3.45    (3.37)    14.14    (14.01)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1
Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees.
The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, and C,
11/3/99.3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Small-Cap Value Funds category.
Funds in the Lipper Small-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle
1,000 securities of the Standard & Poor's (S&P)
SuperComposite 1500 Index. Small-cap value funds typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.
4 The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. 5 The Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit low price-to-book and price/earnings ratios.
Investors cannot invest directly in an index. The returns for the Lipper Average, Russell 2000 Index, and Russell 2000 Value Index would be lower if they included the effect of sales charges, operating expenses, or taxes.
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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Investment Advisers' Comments on Five Largest
Holdings

National City Investment Management Co.  As of 7/31/02
-----------------------------------------------------

Belo Corp/Broadcasting
Belo Corp is in television broadcasting, newspaper publishing, interactive media, and cable news. Its television stations are in major metropolitan areas such as Houston. Its newspapers include the Dallas
Morning News and The Providence Journal. Its share price is low compared with its cash flow and sales, and is also below our estimate of the company's intrinsic value. Belo is benefiting from improving advertising markets and should benefit from media deregulation.

Reebok International/Retail Trade
Reebok International is in the apparel, equipment, sports, fitness, and casual footwear businesses. It owns or licenses the Reebok, Rockport, Ralph Lauren, Polo, and Greg Norman brands. Its share price is low compared with its cash flow and sales, and is also below National City's estimate of the company's intrinsic value. Reebok is benefiting from its exclusive NFL-licensed business, expanding backlog, and new product introductions.

RARE Hospitality International/Hotels & Restaurants
RARE Hospitality owns the Longhorn Steakhouse,
Bugaboo Creek Steak House, and Capital Grille restaurant brands. National City's analysis shows its shares to be attractive on measures of price to cash flow, price to sales, and estimates of its future growth. The company is benefiting from improved sales trends across its brands.

Trustmark Corporation/Banks and Savings & Loans
Trustmark operates Trustmark National Bank, offering banking, investment, and insurance products in Mississippi and Tennessee. Its shares are priced at a very reasonable 12 times annual cash flow per share.
Because today's steep gap between short-term and long-term interest rates is good for lending institutions, Trustmark's earnings estimates are rising, a rare characteristic in today's economic environment.

Albemarle Corporation/Chemicals
Albemarle produces specialty and fine chemicals that are used in manufacturing plastics, polymers and elastomers, cleaning products, agricultural compounds, pharmaceuticals, photographic chemicals, drilling compounds, and biocides. Albemarle's sales and pricing are improving as the economy recovers.

Holdings are subject to change.

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EARNEST Partners, LLC  As of 7/31/02
-----------------------------------------------

Sinclair Broadcast Group, Inc./Broadcasting
Sinclair Broadcast Group owns an extraordinary collection of TV stations, concentrated in top 50 markets. They are mostly FOX and WB affiliates, and Sinclair may benefit significantly from the anticipated deregulation of ownership rules. It is strengthening its balance sheet by selling some stations. It is increasing its sales force to get a larger share of local advertising, and is well-positioned for a rebound in advertising.

Hovnanian Enterprises, Inc./Homebuilders
Hovnanian is a leading builder of single-family homes, with strong market positions in the northeast and Washington, D.C. It serves a broad market with a price range of $37,000 to $1,400,000 and an average closing price of $249,000 in 2001. Its dominant position in its geographic markets allows it to have significant economies of scale.

BankUnited Financial Corp./Banks and Savings & Loans
BankUnited was a thrift that is transitioning to a community bank serving Dade, Broward, and Palm Beach
Counties, one of the fastest growing areas in the United States, and among those with the lowest unemployment rates. Industry consolidation has diminished the number of competitors and has allowed the bank to acquire skilled people that brought a customer base. It is the largest Florida bank (in terms of deposits) in the core counties it serves.

Fred's, Inc. /Retail Trade
Fred's operates a chain of general merchandise stores, primarily in rural locations. Its small store size provides the convenience of a drug store, but it offers the assortment and value of a mass discounter.
This has led to substantially above-average same-store sales growth.

Philadelphia Consolidated Holding Corp./Insurance
Philadelphia Consolidated is a specialty commercial and personal property and casualty insurance company.
It is poised to continue its rapid growth by taking on new business from competitors that are abandoning these product lines. Disciplined management has led to a strong, debt-free balance sheet and sustainable revenue and earnings growth.

Holdings are subject to change.
                                                  29

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Annual Report    July 31, 2002

The Strategic Partners Small Capitalization Value
Fund returned -4.80% for Class A shares over the reporting period, outperforming the -5.51% Russell
2000 Value Index and beating the -6.88% Lipper Small-
Cap Value Funds Average by a larger margin. Including
Class A share initial sales charges, the return was -9.56%.

During this reporting period, EARNEST Partners replaced Lazard Asset Management, and National City replaced Credit Suisse Asset Management as advisers of the Fund. Differences among advisers' investment disciplines can lead to differences in portfolio volatility or affect correlations among the advisers' returns (low correlation means more consistent fund performance), even if each adviser separately is strong. The Strategic Investment Research Group
(SIRG) paired EARNEST Partners and National City because its research indicated that this pairing should provide a good combination of consistency and strong performance.

This reporting period included two months--September
2001 and July 2002--in which the Fund's benchmark
Index had double-digit negative returns. In both months, the Fund significantly outperformed the Index. The outperformance in July 2002 was more than three percentage points, as both advisers beat the Index. In the months with strong positive markets, the Fund underperformed the Index, but by smaller amounts than its outperformance in rapidly falling markets. We think this is an attractive return profile. (However, past performance is not indicative of future results.)

Credit Suisse's tenure in the Fund, 9 of the 12
months, included all of the months in which the asset
class gained. Credit Suisse's industrial and defense
holdings had a positive impact on the Fund's return,
although the portfolio overall failed to keep up with
the benchmark Index. Lazard's
www.strategicpartners.com    (800) 225-1852

performance during its five-month tenure was good, helped by a strong selection of technology and consumer discretionary stocks. The subadvisers were replaced primarily to try to improve consistency and performance. The styles of EARNEST and National City complement each other better than the pairing of Credit Suisse and Lazard.

EARNEST Partners had the most volatile relative performance--the largest outperformance in a single month (the terrible market of July 2002) of any of the Fund's advisers as well as some large underperformances. Over its tenure as one of the Fund's advisers, EARNEST Partners' performance was helped by housing stocks and several energy holdings.
It was hurt by an underweight in financials, although several of its positions in the sector performed well. EARNEST Partners thinks that a tightening of monetary policy, which usually reduces the profits of lending institutions, is inevitable, although not imminent, so it is unwilling to commit heavily to the financial sector.

During National City's three-month tenure, the
benchmark Index fell. National City's holdings
outperformed the Index primarily because of good
stock selection within each industry, rather than
from industry emphasis. It characterizes its
discipline as a search for "Good Value and Good
News," companies whose shares are inexpensive, but
where there is a visible catalyst for improvement.
It benefited from having little exposure to gas
and utility stocks, but was hurt by lack of exposure
to biotechnology companies, which outperformed
the market for the three-month period.
                                                31

Strategic Partners Style Specific Funds

Strategic Partners
International Equity Fund

Investment Goals and Style
The Strategic Partners International Equity Fund, managed by Lazard Asset Management, has capital appreciation as its investment objective. It purchases stocks of foreign companies to achieve this objective.
These companies may be based in either developing or developed countries and may be small-, mid-, or large-capitalization companies. The Fund may also invest in American Depositary Receipts, American
Depositary Shares, Global Depositary Receipts, and
European Depositary Receipts, which are certificates representing an equity investment in a foreign company. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage
of net assets as of 7/31/02
        25.4%   Financials
        16.5    Consumer Discretionary
        12.3    Energy
        11.0    Telecommunication Services
        10.3    Consumer Staples
         8.5    Healthcare
         8.4    Industrials
         4.0    Utilities
         2.4    Materials
         1.2    Cash & Equivalents

Geographic Concentration

Sectors expressed as a percentage
of net assets as of 7/31/02
    29.6%   Other Continental Europe
    24.4    United Kingdom
    15.3    Netherlands
    15.1    Japan
    10.2    France
     2.6    Pacific Basin (excluding Japan)
     1.6    Australia
     1.2    Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of the Fund's
net assets as of 7/31/02
    4.0%    Novartis AG
            Healthcare
    3.5     GlaxoSmithKline PLC
            Healthcare
    3.4     Eni SPA
            Industrials
    3.2     TotalFinaElf SA
            Industrials
    3.2     HSBC Holdings PLC
            Financial Services

Holdings are subject to change.

                      www.strategicpartners.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                              As of 7/31/02

                                     One Year            Since Inception2
Class A                          -17.92%    (-18.55)    -35.40%   (-36.30)
Class B                          -18.53     (-19.18)    -36.70    (-37.60)
Class C                           -18.53    (-19.18)    -36.70    (-37.60)
Lipper International Funds Avg.3       -16.68                 -28.11
MSCI EAFE Index4                       -16.92                 -32.59

Average Annual Total Returns1                          As of 6/30/02

                   One Year           Since Inception2
    Class A    -16.70%   (-17.51)    -13.36%   (-13.77)
    Class B    -17.31    (-18.18)    -13.32    (-13.75)
    Class C    -14.70    (-15.55)    -12.65    (-13.07)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so
that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1
Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account
sales charges. The average annual returns do take
into account applicable sales charges. Without the
distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The Fund
charges a maximum front-end sales charge of 5% for
Class A shares. Class B shares are subject to a
declining contingent deferred sales charge (CDSC) of
5%, 4%, 3%, 2%, 1%, and 1% for the first six years
respectively. Approximately seven years after
purchase, Class B shares will automatically convert
to Class A shares on a quarterly basis. Class C
shares are subject to a front-end sales charge of 1%
and a CDSC of 1% for shares redeemed within 18 months
of purchase. For the year ended July 31, 2002, the
Fund's manager contractually agreed to limit
operating expenses of each class of the Fund,
exclusive of distribution and service (12b-1) fees.
The cumulative and average annual total return
information shown above (without parentheses)
reflects these expense limitations. The information
in parentheses represents the performance of each
Fund class without taking into account these expense
limitations. The cumulative and average annual total
returns in the tables above do not reflect the
deduction of taxes that a shareholder would pay on
fund distributions or following the redemption of
fund shares. 2 Inception date: Class A, B, and C,
11/3/99. 3 The Lipper Average is unmanaged, and is
based on the average return for all funds in each
share class for the one-year and since inception
periods in the Lipper International Funds category.
Funds in the Lipper International Funds Average
invest their assets in securities with primary
trading markets outside the United States. 4 The
Morgan Stanley Capital International Europe,
Australasia, and Far East Index (MSCI EAFE Index)
Index is an unmanaged, weighted index of performance
that reflects stock price movements in Europe,
Australasia, and the Far East. Investors cannot
invest directly in an index. The returns for the
Lipper Average and MSCI EAFE Index would be lower if
they included the effect of sales charges, operating
expenses, or taxes.
                                                 33

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Investment Advisers' Comments on Five Largest Holdings

Lazard Asset Management  As of 7/31/02
--------------------------------------------------

Novartis AG/Healthcare
Novartis, which manufactures pharmaceutical and nutrition products, is working to produce a robust drug pipeline and to optimize its business mix. Its most recent launches in Europe and the United States--
Glivec, Starlix, and Zometa--are innovative drugs with great sales potential. The company continues to focus on its core healthcare and pharmaceutical businesses after spinning off its agrochemical unit.

GlaxoSmithKline PLC/Healthcare
GlaxoSmithKline is an international pharmaceutical company that markets more than 400 branded products, including Aquafresh, Nicorette, and Tums. It is well-positioned to deliver dependable earnings growth because it has a rich pipeline, including
Seretide/Advair for asthma, Avandia for diabetes, and the anti-depressant Paxil. In addition, it is finding additional merger synergisms and its business fundamentals are improving. It has a history of high returns on invested capital.

ENI SPA/Industrials
ENI is an integrated oil company, currently controlled by the Italian government, which is being privatized. It has one of the highest returns on capital in the industry. Its continued cost-cutting and restructuring and the higher production and sales of natural gas in Italy are expected to drive the stock price. ENI is continuing to dilute its exposure to lower-return businesses such as gas transmission and chemicals.

TotalFinaElf SA/Industrials
TotalFinaElf explores for, produces, refines, transports, and markets oil and natural gas. The merger of TotalFina with Elf Aquitaine continues to generate cost savings and has improved the company's margins and competitive position. As a result of low debt levels and expectations of very strong cash flow, management plans to buy back shares, which should improve its return on equity.

HSBC Holdings PLC/Financial Services
HSBC provides a variety of international banking and financial services. It has been successfully positioning itself as a globally branded financial services institution while realizing synergism from its acquisitions. It plans to enhance its return by delivering wealth management services to key markets, integrating its investment bank with its main corporate lending business, and improving its methods for assessing whether a particular investment's potential return is worth the attendant risks.

Holdings are subject to change.

                      www.strategicpartners.com    (800) 225-1852

Annual Report    July 31, 2002

The Strategic Partners International Equity Fund returned -17.92% for Class A shares over the reporting period, slightly behind the -16.68% Lipper
International Funds Average and the -16.92% MSCI EAFE
Index. Including Class A share initial sales charges, the return was -22.02%.

The Fund was negatively affected after the September
2001 terrorist attacks by its underweight in healthcare and overweight in financials compared with the Index. In addition, its holdings in companies that were aggressively restructuring their operations to improve their profitability detracted from return.
Such companies, with low current profitability but the potential to improve through restructuring, have always played a role in Lazard's strategy.
Lazard tries to identify companies with
viable products but with a bloated cost structure, which also have management that is committed to improving their profitability. However, an economic downturn makes implementing a major restructuring much more difficult. Toward the end of 2001, the Fund shifted capital from companies engaged in restructuring into those with a more consistent history of financial productivity in a variety of environments.

In the falling markets of 2002, the Fund's
performance was helped by its continued focus on
stocks that were inexpensive compared with their
earnings, particularly in the telecommunications
sector. Its telecommunications and technology
holdings outperformed the corresponding sectors in
the benchmark, and its underweight in technology also
helped its return.  Stock selection in energy
(TotalFinaElf and ENI), consumer staples (Imperial
Tobacco) and healthcare (Novartis) also contributed
to performance. (See Comments on Largest Holdings for
TotalFinaElf, ENI, and Novartis.) While the Fund's
telecommunications stock selection served it well,
its overweight in the sector relative to the
benchmark had a negative impact. Stock selection
in materials (Akzo Nobel) also hurt the Fund's
performance.
                                                35

Strategic Partners Style Specific Funds

Strategic Partners
Total Return Bond Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Total Return Bond Fund, managed by Pacific Investment Management Company
(PIMCO), has total return consisting of current income and capital appreciation as its investment objective. To achieve this, it invests in debt obligations issued or guaranteed by the U.S.
government and its agencies, as well as debt obligations issued by U.S. and foreign companies, foreign governments, and their agencies. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 7/31/02
        49.7%   Mortgage-Backed Securities
        13.6    U.S. Corporate Bonds
        12.3    Commercial Paper
        11.4    Foreign Government Obligations
         8.4    U.S. Treasuries
         3.5    Asset-Backed Securities
         1.1    Other

Credit Quality

Expressed as a percentage of total
long-term investments as of 7/31/02
        80.4%   Aaa
         9.8    Baa
         6.5    A
         2.2    B
         1.1    Ba

Five Largest Issuers

Expressed as a percentage of total investments as
of 7/31/02
        21.5%   Federal National Mortgage Assn.
        17.7    Gov't National Mortgage Assn.
         9.3    Republic of Germany
         8.4    United States Treasury
         6.6    Federal Home Loan Bank

Holdings are subject to change.

                           www.strategicpartners.com    (800) 225-1852\

Performance at a Glance

Cumulative Total Returns1                               As of 7/31/02

                                               One Year       Since Inception2
Class A                                     5.31%    (5.21)   20.89%    (20.66)
Class B                                     4.79     (4.69)   19.29     (19.06)
Class C                                     4.79     (4.69)   19.29     (19.06)
Lipper Corporate Debt BBB-Rated Funds Avg.3      2.32             17.43
Lehman Brothers Aggregate Bond Index4            7.53             26.53
Lehman Brothers Gov't/Credit Bond Index5         7.22             25.99

Average Annual Total Returns1                           As of 6/30/02

                  One Year        Since Inception2
    Class A    3.08%    (2.98)    5.62%    (5.54)
    Class B    1.85     (1.74)    5.71     (5.63)
    Class C    4.79     (4.69)    6.33     (6.25)

Distribution & Yields1                                 As of 7/31/02

                 Distribution Paid for 12 Months    30-Day SEC Yield
    Class A                 $0.62                    2.85%    (2.68)
    Class B                 $0.57                    2.47     (2.30)
    Class C                 $0.57                    2.45     (2.28)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1
Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees.
The cumulative and average annual total return, and yield information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, and C,
11/3/99. 3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Corporate Debt BBB-Rated Funds category. Funds in the Lipper Corporate Debt BBB-
Rated Funds Average invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. 4 The Lehman Brothers
Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S.
government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed. 5The Lehman
Brothers Gov't/Credit Bond Index comprises publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years.
Investors cannot invest directly in an index. The returns for the Lipper Average, Lehman Brothers
Aggregate Bond Index, and Lehman Brothers
Gov't/Credit Bond Index would be lower if they included the effect of sales charges, operating expenses, or taxes.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Annual Report    July 31, 2002

For the fiscal year ended July 31, 2002, Strategic
Partners Total Return Bond Fund's Class A shares returned 5.31%, which outperformed the 2.32% return of the Lipper Average, but lagged the 7.53% return of the benchmark Lehman Brothers Aggregate Bond Index.
Including the Class A share initial sales charges, the Fund returned 1.10%.

Several factors influenced the Fund's performance during the 12-month reporting period. We maintained an above-average duration that benefited the Fund as yields declined across the yield curve. (The yield curve graphs the yields of all bonds of the same quality ranging from the shortest to the longest maturities.) Our focus on the front end of the yield curve helped the Fund's performance as the slope of the yield curve steepened.

The Fund's strategic, underweighted position in corporate bonds had a positive impact on its returns. However, our move into telecom and energy bonds in the second quarter of 2002 hurt the Fund's performance due to the accounting and corporate governance scandals in these industries. The Fund's near-benchmark exposure to mortgage-backed securities was a neutral factor in regard to its performance.

Outside the United States, exposure to emerging markets bonds had a negative impact on the Fund amid political uncertainty in Latin America. The Fund's exposure to bonds of developed nations other than the United States also detracted from its performance as these markets lagged comparable U.S. bonds.

                                 ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS  (LOGO)

                                 FINANCIAL STATEMENTS

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace / Defense  1.9%
   31,500   Lockheed Martin Corp.                                   $    2,019,465
-------------------------------------------------------------------------------------
Apparel  1.9%
   25,500   Jones Apparel Group, Inc.(a)                                   867,765
   24,500   Nike, Inc. (Class B shares)                                  1,207,605
                                                                    --------------
                                                                         2,075,370
-------------------------------------------------------------------------------------
Appliances  0.7%
   23,000   Maytag Corp.                                                   761,990
-------------------------------------------------------------------------------------
Automobiles  0.8%
   18,000   General Motors Corp.                                           837,900
-------------------------------------------------------------------------------------
Banks  6.8%
   35,000   Bank of America Corp.                                        2,327,500
   42,000   Bank One Corp.                                               1,634,220
  170,400   MBNA Corp.                                                   3,304,056
                                                                    --------------
                                                                         7,265,776
-------------------------------------------------------------------------------------
Building & Construction  1.6%
   10,000   Johnson Controls, Inc.                                         810,200
   39,000   Masco Corp.                                                    943,800
                                                                    --------------
                                                                         1,754,000
-------------------------------------------------------------------------------------
Business Services  1.9%
  149,500   Cendant Corp.(a)                                             2,066,090
-------------------------------------------------------------------------------------
Chemicals  1.1%
   28,500   E. I. du Pont de Nemours & Co.                               1,194,435
-------------------------------------------------------------------------------------
Computer Software & Services  7.5%
   64,000   Advent Software, Inc.(a)                                     1,229,440
  154,750   EMC Corp.(a)                                                 1,160,625

    40                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
  106,500   Microsoft Corp.(a)                                      $    5,109,870
   29,000   VERITAS Software Corp.(a)                                      488,070
                                                                    --------------
                                                                         7,988,005
-------------------------------------------------------------------------------------
Computers & Business Equipment  11.5%
  178,800   Brocade Communications Systems Inc.(a)                       3,352,500
  537,900   Cisco Systems, Inc.(a)                                       7,094,901
   71,000   Dell Computer Corp.(a)                                       1,770,030
                                                                    --------------
                                                                        12,217,431
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  3.2%
   40,000   Gillette Co.                                                 1,315,200
   23,000   Procter & Gamble Co.                                         2,046,770
                                                                    --------------
                                                                         3,361,970
-------------------------------------------------------------------------------------
Drugs & Healthcare  10.2%
   21,500   Aetna, Inc.                                                    939,120
   23,200   Amgen, Inc.(a)                                               1,058,848
   22,500   HCA, Inc.                                                    1,057,500
   59,250   Medtronic, Inc.                                              2,393,700
   46,900   Merck & Co., Inc.                                            2,326,240
   95,000   Pfizer, Inc.                                                 3,073,250
                                                                    --------------
                                                                        10,848,658
-------------------------------------------------------------------------------------
Financial Services  7.9%
   29,500   American Express Co.                                         1,040,170
   43,000   Capital One Financial Corp.                                  1,363,100
   61,200   Citigroup, Inc.                                              2,052,648
   56,200   Morgan Stanley                                               2,267,670
   18,500   SLM Corp.                                                    1,683,500
                                                                    --------------
                                                                         8,407,088
-------------------------------------------------------------------------------------
Food & Beverages  2.9%
   19,500   Anheuser-Busch Co., Inc.                                     1,008,345
   32,000   ConAgra Foods, Inc.                                            803,520
   30,000   PepsiCo, Inc.                                                1,288,200
                                                                    --------------
                                                                         3,100,065

    See Notes to Financial Statements                                     41

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Hotels  0.5%
   19,600   Starwood Hotels & Resorts Worldwide, Inc.               $      503,720
-------------------------------------------------------------------------------------
Household Durables  1.8%
   38,000   Newell Rubbermaid, Inc.                                      1,143,040
   45,000   Pactiv Corp.(a)                                                817,650
                                                                    --------------
                                                                         1,960,690
-------------------------------------------------------------------------------------
Industrial Machinery  2.1%
   30,500   Deere & Co.                                                  1,281,610
   13,500   Eaton Corp.                                                    942,570
                                                                    --------------
                                                                         2,224,180
-------------------------------------------------------------------------------------
Insurance  3.6%
   45,800   American International Group, Inc.                           2,927,536
   29,000   Willis Group Holdings, Ltd.(a)                                 917,560
                                                                    --------------
                                                                         3,845,096
-------------------------------------------------------------------------------------
Internet  1.5%
   75,000   Amazon.com, Inc.(a)                                          1,084,425
   59,450   Juniper Networks, Inc.(a)                                      475,600
                                                                    --------------
                                                                         1,560,025
-------------------------------------------------------------------------------------
Oil & Gas  1.0%
   32,500   BJ Services Co.(a)                                           1,036,425
-------------------------------------------------------------------------------------
Paper  2.2%
   42,000   International Paper Co.                                      1,672,440
   12,000   Temple-Inland, Inc.                                            644,400
                                                                    --------------
                                                                         2,316,840
-------------------------------------------------------------------------------------
Restaurants  1.5%
   51,000   Yum! Brands, Inc.(a)                                         1,575,900
-------------------------------------------------------------------------------------
Retail Trade  4.8%
   74,000   Limited Brands                                               1,329,780

    42                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
   43,500   Nordstrom, Inc.                                         $      822,150
   90,500   Staples, Inc.(a)                                             1,510,445
   30,000   Wal-Mart Stores, Inc.                                        1,475,400
                                                                    --------------
                                                                         5,137,775
-------------------------------------------------------------------------------------
Semiconductors & Equipment  16.4%
  225,700   Applied Materials, Inc.(a)                                   3,356,159
  254,900   Atmel Corp.(a)                                                 802,935
   98,000   Intel Corp.                                                  1,841,420
  118,300   Linear Technology Corp.                                      3,203,564
  116,500   Maxim Integrated Products, Inc.(a)                           4,098,470
   45,000   Texas Instruments, Inc.                                      1,041,750
  164,900   Xilinx, Inc.(a)                                              3,164,431
                                                                    --------------
                                                                        17,508,729
-------------------------------------------------------------------------------------
Telecommunications  1.0%
  108,000   CIENA Corp.(a)                                                 435,240
   51,000   Motorola, Inc.                                                 591,600
                                                                    --------------
                                                                         1,026,840
-------------------------------------------------------------------------------------
Transportation  1.4%
   19,000   FedEx Corp.                                                    968,050
    8,000   Union Pacific Corp.                                            469,360
                                                                    --------------
                                                                         1,437,410
                                                                    --------------
            Total long-term investments (cost $144,886,117)            104,031,873
                                                                    --------------

    See Notes to Financial Statements                                     43

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.7%
-------------------------------------------------------------------------------------
Repurchase Agreement
$     1,779   State Street Bank & Trust Co., 0.50%, dated 7/31/02,
               due 8/1/02, in the amount of $1,779,025 (cost
               $1,779,000; collateralized by $1,625,000 U.S.
               Treasury Notes, 5.75%, due 8/15/10, value of
               collateral including accrued interest is
               $1,819,175)                                           $    1,779,000
      1,125   State Street Bank & Trust Co., 0.50%, dated 7/31/02,
               due 8/1/02, in the amount of $1,125,016 (cost
               $1,125,000; collateralized by $1,030,000 U.S.
               Treasury Notes, 5.75% due 8/15/10, value of
               collateral including accrued interest is
               $1,153,077)                                                1,125,000
                                                                     --------------
              Total short-term investments (cost $2,904,000)              2,904,000
                                                                     --------------
              Total Investments  100.4%
               (cost $147,790,117; Note 5)                              106,935,873
              Liabilities in excess of other assets  (0.4%)                (431,075)
                                                                     --------------
              Net Assets  100%                                       $  106,504,798
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.

    44                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.9%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.5%
      300   Boeing Co.                                              $       12,456
      200   General Dynamics Corp.                                          16,184
      800   ITT Industries, Inc.                                            51,104
    2,300   Lockheed Martin Corp.                                          147,453
                                                                    --------------
                                                                           227,197
-------------------------------------------------------------------------------------
Agriculture
      600   Monsanto Co.                                                     9,120
-------------------------------------------------------------------------------------
Apparel & Textiles  0.3%
    1,900   Jones Apparel Group, Inc.(a)                                    64,657
    1,300   Nike, Inc. (Class B shares)                                     64,077
                                                                    --------------
                                                                           128,734
-------------------------------------------------------------------------------------
Automobiles & Trucks  2.6%
    2,402   ArvinMeritor, Inc.                                              50,826
   14,650   Dana Corp.                                                     235,572
   16,280   Delphi Corp.                                                   162,149
   45,918   Ford Motor Co.                                                 618,516
    1,000   General Motors Corp.                                             9,900
    1,000   Lear Corp.(a)                                                   43,100
      600   PACCAR, Inc.(a)                                                 23,010
    1,700   Visteon Corp.                                                   18,938
                                                                    --------------
                                                                         1,162,011
-------------------------------------------------------------------------------------
Banking & Financial Services  16.5%
    1,000   A.G. Edwards, Inc.                                              34,400
      500   AmeriCredit Corp.(a)                                             9,775
    2,400   AmSouth Bancorp.                                                53,568
    4,900   Bank of America Corp.                                          325,850
   15,760   Bank One Corp.                                                 613,222
    2,000   BankNorth Group, Inc.                                           50,880
    2,200   Capital One Financial Corp.                                     69,740

    See Notes to Financial Statements                                     45

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
      500   Charles Schwab Corp.                                    $        4,475
   37,800   CIT Group, Inc.(a)                                             848,988
   25,600   Citigroup, Inc.                                                858,624
      100   City National Corp.                                              5,185
      900   Compass Bancshares, Inc.                                        28,971
    4,000   Countrywide Credit Industries, Inc.                            203,240
      500   Cullen/Frost Bankers, Inc.                                      18,300
      200   Doral Financial Corp.                                            7,668
    5,000   E*Trade Group, Inc.(a)                                          19,750
      800   Fannie Mae                                                      59,912
      500   First Tennessee National Corp.                                  18,715
      500   FirstMerit Corp.                                                11,960
    9,100   FleetBoston Financial Corp.                                    211,120
      700   Golden State Bancorp, Inc.                                      23,240
      100   Golden West Financial Corp.                                      6,575
    2,100   Goldman Sachs Group, Inc.                                      153,615
    2,300   GreenPoint Financial Corp.                                     111,090
    2,200   Hibernia Corp. (Class A shares)                                 45,716
    3,200   Household International, Inc.                                  136,544
      700   IndyMac Bancorp, Inc.(a)                                        15,435
    1,900   John Hancock Financial Services, Inc.                           62,890
   18,670   KeyCorp                                                        490,274
    1,200   Marshall & Ilsley Corp.                                         36,108
    1,800   MBIA, Inc.                                                      89,262
    1,900   Merrill Lynch & Co., Inc.                                       67,735
    8,600   Morgan Stanley Dean Witter & Co.                               347,010
    1,500   North Fork Bancorporation, Inc.                                 60,915
    1,300   Northern Trust Corp.                                            51,779
    2,900   PNC Financial Services Group                                   122,235
      700   Regions Financial Corp.                                         24,661
    2,300   SouthTrust Corp.                                                58,052
    2,300   SunTrust Banks, Inc.                                           151,340
    1,000   T. Rowe Price Group, Inc.                                       27,030
      800   TCF Financial Corp.                                             37,968
   15,400   U.S. Bancorp                                                   329,406
      200   Union Planters Corp.                                             6,128
    6,320   UnionBanCal Corp.                                              274,098

    46                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
    9,210   Wachovia Corp.                                          $      329,718
   19,855   Washington Mutual, Inc.                                        742,776
    3,100   Wells Fargo & Co.                                              157,666
      400   Wilmington Trust Corp.                                          12,076
                                                                    --------------
                                                                         7,425,685
-------------------------------------------------------------------------------------
Building & Construction  0.8%
    5,700   Lennar Corp.                                                   289,275
    1,900   Masco Corp.                                                     45,980
                                                                    --------------
                                                                           335,255
-------------------------------------------------------------------------------------
Business Services  0.3%
      100   Automatic Data Processing, Inc.                                  3,729
    4,800   Cendant Corp.(a)                                                66,336
    1,200   KPMG Consulting, Inc.(a)                                        12,648
    2,500   NCR Corp.(a)                                                    65,775
                                                                    --------------
                                                                           148,488
-------------------------------------------------------------------------------------
Chemicals  2.9%
    2,400   Air Products & Chemicals, Inc.                                 106,200
    5,100   Ashland, Inc.                                                  181,917
   18,535   Dow Chemical Co.                                               535,105
    4,000   E.I. du Pont de Nemours & Co.                                  167,640
    1,100   Eastman Chemical Co.                                            48,752
    1,500   Lyondell Chemical Co.                                           19,800
      900   NOVA Chemicals Corp. (Canada)                                   18,486
    1,700   PPG Industries, Inc.                                            97,580
    1,900   Praxair, Inc.                                                   99,370
    1,300   Rohm & Haas Co.                                                 48,750
                                                                    --------------
                                                                         1,323,600
-------------------------------------------------------------------------------------
Computer Hardware & Software  3.9%
    1,500   BEA Systems, Inc.(a)                                             8,325
    1,600   Brocade Communications Systems, Inc.(a)                         30,000
   87,800   Computer Associates International, Inc.                        820,052
    1,800   Dell Computer Corp.(a)                                          44,874
    4,100   EMC Corp.(a)                                                    30,750

    See Notes to Financial Statements                                     47

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
  101,900   Gateway, Inc.(a)                                        $      346,460
   15,900   Hewlett-Packard Co.                                            224,985
    3,200   International Business Machines Corp.                          225,280
      400   Oracle Corp.(a)                                                  4,004
    8,500   Sun Microsystems, Inc.(a)                                       33,320
                                                                    --------------
                                                                         1,768,050
-------------------------------------------------------------------------------------
Consumer Products  2.5%
      500   Black & Decker Corp.                                            22,750
    9,050   Fortune Brands, Inc.                                           473,315
    4,600   Gillette Co.                                                   151,248
    1,700   Hasbro, Inc.                                                    20,825
    4,200   Mattel, Inc.                                                    79,002
    4,100   Procter & Gamble Co.                                           364,859
                                                                    --------------
                                                                         1,111,999
-------------------------------------------------------------------------------------
Containers  0.5%
   12,090   Pactiv Corp.(a)                                                219,675
-------------------------------------------------------------------------------------
Diversified Industries  2.7%
      700   Cooper Industries, Inc.                                         21,798
    1,200   General Electric Co.                                            38,640
    3,100   Honeywell International, Inc.                                  100,316
    1,100   Johnson Controls, Inc.                                          89,122
   55,200   Tyco International Ltd. (Bermuda)                              706,560
    3,800   United Technologies Corp.                                      264,100
                                                                    --------------
                                                                         1,220,536
-------------------------------------------------------------------------------------
Drugs & Health Care  4.4%
   20,800   Aetna, Inc.                                                    908,544
      400   Amgen, Inc.(a)                                                  18,256
   10,300   Bausch & Lomb, Inc.                                            340,724
      400   Baxter International, Inc.                                      15,964
    2,500   Becton, Dickinson & Co.                                         72,650
    4,200   Bristol-Myers Squibb Co.                                        98,406
    1,100   Eli Lilly & Co.                                                 64,262
    1,200   Forest Laboratories, Inc.(a)                                    92,964
      500   Guidant Corp.(a)                                                17,400

    48                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
      600   HCA, Inc.                                               $       28,200
    2,300   Human Genome Sciences, Inc.(a)                                  39,836
      100   McKesson Corp.                                                   3,292
    1,100   MedImmune, Inc.(a)                                              32,714
    2,200   Merck & Co., Inc.                                              109,120
      100   Schering-Plough Corp.                                            2,550
      500   Vertex Pharmaceuticals, Inc.(a)                                  9,870
    1,200   WellPoint Health Networks, Inc.(a)                              85,800
    1,400   Wyeth                                                           55,860
                                                                    --------------
                                                                         1,996,412
-------------------------------------------------------------------------------------
Entertainment & Leisure  2.0%
    1,600   Carnival Corp.                                                  42,400
      700   Harrah's Entertainment, Inc.(a)                                 33,124
   19,600   Mandalay Resort Group(a)                                       555,856
    1,200   Marriott International, Inc. (Class A shares)                   40,200
      800   P & O Princess Cruises PLC ADR (United Kingdom)                 21,920
   19,700   Park Place Entertainment Corp.(a)                              180,846
                                                                    --------------
                                                                           874,346
-------------------------------------------------------------------------------------
Food & Beverages  1.2%
    3,200   Coca-Cola Co.                                                  159,808
      700   Hershey Foods Corp.                                             54,922
    1,800   Kellogg Co.                                                     61,992
    3,100   Kraft Foods, Inc. (Class A shares)                             114,700
    8,700   Sara Lee Corp.                                                 163,038
                                                                    --------------
                                                                           554,460
-------------------------------------------------------------------------------------
Industrial Machinery  1.2%
    1,500   Caterpillar, Inc.                                               67,050
      200   Danaher Corp.                                                   12,410
    1,500   Deere & Co.                                                     63,030
      300   Dover Corp.                                                      8,805
      900   Eaton Corp.                                                     62,838
    1,800   Emerson Electric Co.                                            91,710
      400   Illinois Tool Works, Inc.                                       26,396
    1,600   Ingersoll-Rand Co. (Class A shares)                             61,424

    See Notes to Financial Statements                                     49

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
    5,210   Rockwell Automation, Inc.                               $       96,385
      100   SPX Corp.(a)                                                    10,450
    1,100   W.W. Grainger, Inc.                                             53,944
                                                                    --------------
                                                                           554,442
-------------------------------------------------------------------------------------
Insurance  11.0%
      600   ACE Ltd.                                                        19,002
    8,800   Allmerica Financial Corp.                                      240,240
   28,600   Allstate Corp.                                               1,087,086
    1,300   Ambac Financial Group, Inc.                                     81,939
    2,800   American International Group, Inc.                             178,976
    1,300   Chubb Corp.                                                     84,357
    1,800   CIGNA Corp.                                                    162,000
      300   Jefferson-Pilot Corp.                                           13,035
    3,930   Lincoln National Corp.                                         144,192
   43,490   MetLife, Inc.                                                1,225,983
   25,500   Principal Financial Group, Inc.(a)                             732,105
    1,600   Protective Life Corp.                                           51,200
   21,550   St. Paul Companies, Inc.                                       672,575
    2,200   The Hartford Financial Services Group, Inc.                    111,320
    1,600   Torchmark Corp.                                                 57,984
    3,200   Travelers Property Casualty Corp. (Class A shares)(a)           52,160
    2,300   UnumProvident Corp.                                             47,058
                                                                    --------------
                                                                         4,961,212
-------------------------------------------------------------------------------------
Investment Company  0.3%
    2,700   iShares Russell 1000 Value Index Fund                          128,601
-------------------------------------------------------------------------------------
Media & Entertainment  2.2%
    9,000   AOL Time Warner, Inc.(a)                                       103,500
    4,800   Charter Communications, Inc. (Class A shares)(a)                17,280
      100   Clear Channel Communications, Inc.(a)                            2,605
    6,500   Comcast Corp. (Class A shares)(a)                              135,850
    2,400   Cox Communications, Inc. (Class A shares)(a)                    66,360
    1,500   Fox Entertainment Group, Inc. (Class A shares)(a)               29,925
    2,000   Gannett Co., Inc.                                              143,820
    3,800   Gemstar-TV Guide International, Inc.(a)                         14,326
      500   Knight-Ridder, Inc.                                             30,275

    50                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
   16,700   Liberty Media Corp. (Class A shares)(a)                 $      131,262
    2,600   Tribune Co.                                                    103,740
    3,500   Viacom, Inc. (Class B shares)(a)                               136,255
    3,600   Walt Disney Co.                                                 63,828
                                                                    --------------
                                                                           979,026
-------------------------------------------------------------------------------------
Metals  1.5%
    4,900   Alcan, Inc. (Canada)                                           136,220
   16,072   Alcoa, Inc.                                                    434,747
    3,030   Harsco Corp.                                                    88,961
    1,700   United States Steel Corp.                                       28,305
                                                                    --------------
                                                                           688,233
-------------------------------------------------------------------------------------
Networking  0.2%
    6,400   Cisco Systems, Inc.(a)                                          84,416
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  6.3%
    1,900   Anadarko Petroleum Corp.                                        82,650
      500   Baker Hughes, Inc.                                              13,400
    6,100   ChevronTexaco Corp.                                            457,500
   13,600   Conoco, Inc.                                                   328,032
      700   Cooper Cameron Corp.(a)                                         30,093
    2,400   Devon Energy Corp.                                             100,032
    4,700   El Paso Corp.                                                   67,915
   29,900   Exxon Mobil Corp.                                            1,099,124
    1,300   NiSource, Inc.                                                  25,740
   17,070   Occidental Petroleum Corp.                                     462,426
    4,088   Sunoco, Inc.                                                   145,288
      100   Transocean, Inc.                                                 2,550
                                                                    --------------
                                                                         2,814,750
-------------------------------------------------------------------------------------
Paper & Forest Products  3.4%
      800   Bowater, Inc.                                                   36,472
    2,900   Georgia-Pacific Corp.                                           63,510
    9,940   International Paper Co.                                        395,811
   16,660   Plum Creek Timber Co., Inc.                                    474,810
      700   Temple-Inland, Inc.                                             37,590
    8,600   Weyerhaeuser Co.                                               505,250
                                                                    --------------
                                                                         1,513,443

    See Notes to Financial Statements                                     51

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Photography  2.3%
   33,600   Eastman Kodak Co.                                       $    1,034,208
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  1.0%
      700   Apartment Investment & Management Co. (Class A
             shares)                                                        31,472
    1,600   Archstone-Smith Trust                                           40,640
      500   Arden Realty, Inc.                                              12,990
      400   Camden Property Trust                                           14,800
      500   CarrAmerica Realty Corp.                                        13,750
      900   Crescent Real Estate Equities Co.                               15,408
      500   Developers Diversified Realty Corp.                             11,500
    3,400   Equity Office Properties Trust                                  89,692
      200   Equity Residential Properties Trust                              5,350
      600   General Growth Properties, Inc.                                 29,088
      500   Highwoods Properties, Inc.                                      13,325
      600   Hospitality Properties Trust                                    20,172
      800   Kimco Realty Corp.                                              25,712
      500   Liberty Property Trust                                          16,075
    1,300   ProLogis Trust                                                  33,150
      100   Public Storage, Inc.                                             3,775
      700   Rouse Co.                                                       22,050
    1,000   United Dominion Realty Trust, Inc.                              16,200
      700   Vornado Realty Trust                                            30,485
                                                                    --------------
                                                                           445,634
-------------------------------------------------------------------------------------
Restaurants  2.3%
    3,600   McDonald's Corp.                                                89,100
   31,000   Yum! Brands, Inc.(a)                                           957,900
                                                                    --------------
                                                                         1,047,000
-------------------------------------------------------------------------------------
Retail  4.3%
    1,900   Abercrombie & Fitch Co. (Class A shares)(a)                     42,940
    1,300   Albertson's, Inc.                                               36,634
      100   Bed Bath & Beyond, Inc.(a)                                       3,100
    2,500   CVS Corp.                                                       71,500
    2,900   Federated Department Stores, Inc.(a)                           109,069
    1,900   Home Depot, Inc.                                                58,672
   14,600   J.C. Penney Co., Inc.                                          256,960

    52                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
      400   Lowe's Companies, Inc.                                  $       15,140
   19,150   May Department Stores Co.                                      588,288
      600   Pier 1 Imports, Inc.                                            10,380
   14,480   Sears, Roebuck & Co.                                           683,022
    1,000   Target Corp.                                                    33,350
    1,400   TJX Companies, Inc.                                             24,822
                                                                    --------------
                                                                         1,933,877
-------------------------------------------------------------------------------------
Semiconductors  0.2%
      900   Altera Corp.(a)                                                 10,647
      100   Analog Devices, Inc.(a)                                          2,410
      300   Linear Technology Corp.                                          8,124
    4,400   LSI Logic Corp.(a)                                              34,320
      400   PMC-Sierra, Inc.(a)                                              3,820
    1,500   Xilinx, Inc.(a)                                                 28,785
                                                                    --------------
                                                                            88,106
-------------------------------------------------------------------------------------
Telecommunications  8.1%
    8,750   ALLTEL Corp.                                                   354,550
    2,300   American Tower Corp. (Class A shares)(a)                         5,152
   40,740   AT&T Corp.                                                     414,733
   13,800   AT&T Wireless Services, Inc.(a)                                 64,722
    9,000   BellSouth Corp.                                                241,650
    2,000   Corning, Inc.(a)                                                 3,200
   11,573   Hughes Electronics Corp. (General Motors Corp.,
             Class H shares)(a)                                            538,723
    7,300   Motorola, Inc.                                                  84,680
   24,310   SBC Communications, Inc.                                       672,415
   25,070   Sprint Corp. (FON Group)                                       234,404
    5,100   Sprint Corp. (PCS Group)(a)                                     20,910
   22,400   Tellabs, Inc.(a)                                               128,352
   25,927   Verizon Communications, Inc.                                   855,591
                                                                    --------------
                                                                         3,619,082
-------------------------------------------------------------------------------------
Tobacco  3.3%
   32,540   Philip Morris Companies, Inc.                                1,498,467

    See Notes to Financial Statements                                     53

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Transportation  1.2%
    2,200   Burlington Northern Santa Fe Corp.                      $       64,724
    1,300   CSX Corp.                                                       44,941
    1,300   FedEx Corp.                                                     66,235
      300   GATX Corp.                                                       7,593
    1,300   Norfolk Southern Corp.                                          26,325
    7,100   Teekay Shipping Corp.                                          243,388
    1,100   Union Pacific Corp.                                             64,537
                                                                    --------------
                                                                           517,743
-------------------------------------------------------------------------------------
Utilities  7.9%
    1,400   Allegheny Energy, Inc.                                          29,470
    1,100   Ameren Corp.                                                    48,070
    7,614   American Electric Power Co., Inc.                              250,577
    4,500   Cinergy Corp.                                                  152,550
    1,600   Consolidated Edison, Inc.                                       68,560
    1,900   Constellation Energy Group, Inc.                                52,953
    2,700   Dominion Resources, Inc.                                       160,488
   11,290   DTE Energy Co.                                                 462,438
    4,200   Edison International(a)                                         55,020
    7,500   Entergy Corp.                                                  303,975
    6,010   Exelon Corp.                                                   294,791
    8,808   FirstEnergy Corp.                                              270,846
    6,600   OGE Energy Corp.                                               131,934
    5,200   PG&E Corp.(a)                                                   72,280
    1,600   Pinnacle West Capital Corp.                                     54,400
      900   Potomac Electric Power Co.                                      17,937
    2,870   PPL Corp.                                                       94,854
    2,000   Progress Energy, Inc.                                           93,500
    5,240   Public Service Enterprise Group, Inc.                          181,042
    2,600   Reliant Energy, Inc.                                            26,156
    8,473   SCANA Corp.                                                    251,224
    8,940   TXU Corp.                                                      385,582
    3,100   Wisconsin Energy Corp.                                          78,523
    3,000   Xcel Energy, Inc.                                               20,880
                                                                    --------------
                                                                         3,558,050

    54                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Waste Management  2.1%
   39,840   Waste Management, Inc.                                  $      943,013
                                                                    --------------
            Total long-term investments (cost $48,753,366)              44,914,871
                                                                    --------------
SHORT-TERM INVESTMENT  0.4%
-------------------------------------------------------------------------------------
Mutual Fund
  173,003   SSGA Money Market Fund (cost $173,003)                         173,003
                                                                    --------------
            Total Investments  100.3%
             (cost $48,926,369; Note 5)                                 45,087,874
            Liabilities in excess of other assets  (0.3%)                 (128,128)
                                                                    --------------
            Net Assets  100%                                        $   44,959,746
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
PLC--Public Liability Company (British Corporation).

    See Notes to Financial Statements                                     55

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
Common Stocks
-------------------------------------------------------------------------------------
Airlines  0.8%
    8,350   Atlantic Coast Airlines Holdings, Inc.(a)               $      130,677
-------------------------------------------------------------------------------------
Automobiles & Auto Parts  1.8%
    2,300   Advanced Auto Parts, Inc.(a)                                   115,598
    1,200   American Axle & Manufacturing Holdings, Inc.(a)                 30,600
    1,700   Monaco Coach Corp.(a)                                           30,600
    1,400   Polaris Industries, Inc.                                        95,214
    1,100   The Pep Boys - Manny, Moe & Jack                                14,894
                                                                    --------------
                                                                           286,906
-------------------------------------------------------------------------------------
Banks  5.0%
      400   CVB Financial Corp.                                              7,700
    2,200   Dime Community Bancshares                                       56,628
    3,600   Independence Community Bank Corp.                              109,404
    5,850   Roslyn Bancorp, Inc.                                           126,372
    4,300   Seacoast Financial Services Corp.                               89,741
    6,640   Texas Regional Bancshares, Inc. (Class A Shares)               219,120
    3,000   UCBH Holdings, Inc.                                            123,390
    4,700   Waypoint Financial Corp.                                        84,365
                                                                    --------------
                                                                           816,720
-------------------------------------------------------------------------------------
Biotechnology  0.6%
    2,500   Charles River Laboratories International, Inc.(a)               95,250
-------------------------------------------------------------------------------------
Building & Construction  2.1%
    1,400   Beazer Homes USA, Inc.(a)                                       87,304
    7,600   Hovnanian Enterprises, Inc. (Class A Shares)(a)                216,904
      900   Hughes Supply, Inc.                                             32,652
                                                                    --------------
                                                                           336,860
-------------------------------------------------------------------------------------
Cable  0.7%
   19,350   Mediacom Communications Corp.(a)                               106,425

    56                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Commercial Services  15.6%
    5,600   AMN Healthcare Services, Inc.(a)                        $      159,320
    5,893   ChoicePoint, Inc.(a)                                           246,858
    4,000   Coinstar, Inc.(a)                                              112,080
    2,800   Cross Country, Inc.(a)                                          80,164
    6,110   CSG Systems International, Inc.(a)                              70,693
   16,009   Daisytek International Corp.(a)                                226,367
      900   EMCOR Group, Inc.(a)                                            48,150
    5,550   Fair, Issac & Co., Inc.                                        197,857
    2,650   FTI Consulting, Inc.(a)                                        106,663
   10,277   Grubb & Ellis Co.(a)                                            21,273
    2,300   GTECH Holdings Corp.(a)                                         45,885
    5,967   Iron Mountain, Inc.(a)                                         177,518
    9,300   Kroll, Inc.(a)                                                 198,276
   13,750   Pegasus Systems, Inc.                                          219,175
    7,800   PRG-Schultz International, Inc.(a)                              84,006
    6,000   Right Management Consultants, Inc.(a)                          135,000
    7,500   Stericycle, Inc.(a)                                            247,575
    4,440   Tech Data Corp.(a)                                             148,962
                                                                    --------------
                                                                         2,525,822
-------------------------------------------------------------------------------------
Computer Services  1.6%
    3,500   Cognizant Technology Solutions Corp.(a)                        204,829
    6,030   PC Connection, Inc.(a)                                          28,040
    3,000   Perot Systems Corp.(a)                                          32,070
                                                                    --------------
                                                                           264,939
-------------------------------------------------------------------------------------
Computers & Business Equipment  0.9%
    2,480   CDW Computer Centers, Inc.(a)                                  118,544
   23,575   Enterasys Networks, Inc.(a)                                     28,997
                                                                    --------------
                                                                           147,541
-------------------------------------------------------------------------------------
Consumer Products  2.7%
    6,800   Blyth, Inc.                                                    202,912
    7,440   Falcon Products, Inc.                                           30,876
    7,500   Fossil, Inc.(a)                                                138,300
      300   John H. Harland Co.                                              7,287
    2,300   Pennzoil-Quaker State Co.                                       49,726
                                                                    --------------
                                                                           429,101

    See Notes to Financial Statements                                     57

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Manufacturing  0.6%
    2,100   Carlisle Companies, Inc.                                $       90,657
-------------------------------------------------------------------------------------
Drugs & Health Care  2.8%
    7,120   Abgenix, Inc.(a)                                                65,646
    3,400   D & K Healthcare Resources, Inc.                                96,628
    2,550   InterMune, Inc.(a)                                              60,563
    5,200   Priority Healthcare Corp. (Class B Shares)(a)                  108,888
    6,675   Province Healthcare Co.(a)                                     128,160
                                                                    --------------
                                                                           459,885
-------------------------------------------------------------------------------------
Educational Services  3.5%
    3,900   Career Education Corp.(a)                                      172,146
    7,300   Corinthian Colleges, Inc.(a)                                   230,315
   11,240   Sylvan Learning Systems, Inc.(a)                               164,666
                                                                    --------------
                                                                           567,127
-------------------------------------------------------------------------------------
Electronics & Electronic Components  5.8%
    1,900   Cymer, Inc.(a)                                                  53,181
   11,340   Electronics for Imaging, Inc.(a)                               176,110
    1,400   Engineered Support Systems, Inc.                                67,662
    1,500   FLIR Systems, Inc.                                              61,350
    5,400   Global Imaging Systems, Inc.(a)                                108,810
    4,100   Integrated Circuit Systems, Inc.(a)                             72,037
    2,100   Itron, Inc.(a)                                                  33,159
    4,600   Photronics, Inc.(a)                                             55,936
    8,500   PLX Technology, Inc.(a)                                         27,200
    4,650   Rudolph Technologies, Inc.(a)                                   70,596
    3,980   Technitrol, Inc.                                                74,625
    7,540   Vicor Corp.(a)                                                  48,633
    5,850   Zoran Corp.(a)                                                  83,421
                                                                    --------------
                                                                           932,720
-------------------------------------------------------------------------------------
Energy  0.7%
    3,340   Advanced Energy Industries, Inc.(a)                             49,332
    4,700   Headwaters, Inc.(a)                                             66,129
                                                                    --------------
                                                                           115,461

    58                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Financial Services  4.3%
    6,725   AmeriCredit Corp.(a)                                    $      131,474
    4,600   Hilb, Rogal & Hamilton Co.                                     198,030
   12,100   Interactive Data Corp.(a)                                      158,389
    7,600   NetBank, Inc.(a)                                                69,084
    5,030   T. Rowe Price Group, Inc.                                      135,961
                                                                    --------------
                                                                           692,938
-------------------------------------------------------------------------------------
Food & Beverage  3.2%
    4,200   American Italian Pasta Co.(a)                                  173,628
    1,800   Interstate Bakeries Corp.                                       46,872
    8,950   Performance Food Group Co.(a)                                  295,529
                                                                    --------------
                                                                           516,029
-------------------------------------------------------------------------------------
Gaming  0.7%
    6,800   Penn National Gaming, Inc.(a)                                  106,080
-------------------------------------------------------------------------------------
Insurance  2.4%
    6,730   Brown & Brown, Inc.                                            193,622
      950   Markel Corp.(a)                                                192,375
                                                                    --------------
                                                                           385,997
-------------------------------------------------------------------------------------
Internet  0.8%
    5,400   CheckFree Corp.(a)                                              53,784
    9,000   United Online, Inc.(a)                                          79,290
                                                                    --------------
                                                                           133,074
-------------------------------------------------------------------------------------
Media  2.1%
   45,036   Hollywood Media Corp.(a)                                        60,799
    9,690   Information Holdings, Inc.(a)                                  178,296
   38,055   On Command Corp.(a)                                             43,763
   26,834   Penton Media, Inc.(a)                                            8,855
   38,110   PRIMEDIA, Inc.(a)                                               49,543
                                                                    --------------
                                                                           341,256

    See Notes to Financial Statements                                     59

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Medical Products & Services  15.9%
    2,000   Accredo Health, Inc.(a)                                 $       95,402
    7,700   American Medical Systems Holdings, Inc.(a)                     145,915
    6,400   AmSurg Corp.(a)                                                190,976
    7,400   Coventry Health Care, Inc.(a)                                  223,110
    2,065   Enzon, Inc.(a)                                                  46,669
    3,800   Henry Schein, Inc.(a)                                          163,248
   11,850   MedCath Corp.(a)                                               200,857
    6,300   Mid Atlantic Medical Services, Inc.(a)                         205,128
    5,940   Myriad Genetics, Inc.(a)                                       137,285
    8,500   NBTY, Inc.(a)                                                  130,135
    3,650   NDCHealth Corp.                                                 78,804
   11,795   Novoste Corp.(a)                                                53,078
    2,950   Pediatrix Medical Group, Inc.                                   87,910
    1,300   Renal Care Group, Inc.(a)                                       42,120
    8,800   Sierra Health Services, Inc.(a)                                200,200
   16,680   STAAR Surgical Co.(a)                                           40,883
    4,050   Transkaryotic Therapies, Inc.(a)                               156,127
    4,100   United Surgical Partners International, Inc.(a)                117,793
    5,955   Ventana Medical Systems, Inc.(a)                               139,585
    5,585   Vertex Pharmaceuticals, Inc.(a)                                110,248
                                                                    --------------
                                                                         2,565,473
-------------------------------------------------------------------------------------
Oil & Gas  3.8%
    3,700   Evergreen Resources, Inc.(a)                                   130,425
    4,390   Newfield Exploration Co.(a)                                    138,461
    3,100   Oceaneering International, Inc.(a)                              64,325
    5,350   Unit Corp.(a)                                                   83,995
    5,350   Universal Compression Holdings, Inc.(a)                         90,575
    3,600   Western Gas Resources, Inc.                                    112,572
                                                                    --------------
                                                                           620,353
-------------------------------------------------------------------------------------
Oil Services  0.5%
    2,380   CARBO Ceramics, Inc.                                            79,730
-------------------------------------------------------------------------------------
Restaurants  0.2%
    2,100   Ruby Tuesday, Inc.                                              40,530

    60                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Retail  7.7%
    9,100   Chico's FAS, Inc.(a)                                    $      143,689
    2,100   Finish Line, Inc. (Class A Shares)(a)                           27,615
    2,700   Fred's, Inc.                                                    79,515
    5,650   Genesco, Inc.(a)                                                85,597
   11,700   Gymboree Corp.(a)                                              157,950
    6,200   Hollywood Entertainment Corp.(a)                                99,944
    2,540   Mettler-Toledo International, Inc.(a)                           72,263
    4,000   Movie Gallery, Inc.(a)                                          66,200
    6,000   PETCO Animal Supplies, Inc.(a)                                 121,860
    5,500   Regis Corp.                                                    139,590
    1,200   Rent-A-Center, Inc.(a)                                          64,212
    3,943   Tuesday Morning Corp.(a)                                        59,855
    6,050   Tweeter Home Entertainment Group, Inc.(a)                       37,208
    4,200   Urban Outfitters, Inc.(a)                                       97,692
                                                                    --------------
                                                                         1,253,190
-------------------------------------------------------------------------------------
Software  6.6%
    8,200   Activision, Inc.(a)                                            235,504
    4,135   Advent Software, Inc.(a)                                        79,433
    7,100   Caminus Corp.(a)                                                14,555
   13,145   Kana Software, Inc.(a)                                          22,610
   27,100   Liberate Technologies(a)                                        65,040
    4,000   National Instruments Corp.(a)                                  108,520
   38,124   Packeteer, Inc.(a)                                             134,959
    4,500   Retek, Inc.(a)                                                  29,115
   15,998   Riverstone Networks, Inc.(a)                                    23,517
   12,135   SERENA Software, Inc.(a)                                       126,447
    4,673   SPSS, Inc.(a)                                                   59,908
   18,399   Wind River Systems, Inc.(a)                                     85,555
   17,090   Witness Systems, Inc.(a)                                        90,748
                                                                    --------------
                                                                         1,075,911
-------------------------------------------------------------------------------------
Steel  1.3%
    7,200   Steel Dynamics, Inc.(a)                                        122,544
    5,200   Worthington Industries, Inc.                                    91,260
                                                                    --------------
                                                                           213,804

    See Notes to Financial Statements                                     61

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Telecommunications  1.0%
   36,639   Allegiance Telecom, Inc.(a)                             $       45,066
   29,744   LCC International, Inc.(a)                                      59,161
    7,930   Tekelec(a)                                                      53,448
                                                                    --------------
                                                                           157,675
-------------------------------------------------------------------------------------
Transportation  2.0%
    8,200   J.B. Hunt Transport Services, Inc.(a)                          215,824
    5,700   Knight Transportation, Inc.(a)                                 100,890
                                                                    --------------
                                                                           316,714
                                                                    --------------
            Total long-term investments (cost $21,003,092)              15,804,845
                                                                    --------------
SHORT-TERM INVESTMENT  2.3%
-------------------------------------------------------------------------------------
Mutual Fund
  370,579   SSGA Money Market Fund (cost $370,579)                         370,579
                                                                    --------------
            Total Investments  100.0%
             (cost $21,373,671; Note 5)                                 16,175,424
            Other assets in excess of liabilities                            5,583
                                                                    --------------
            Net Assets  100%                                        $   16,181,007
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    62                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.4%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.8%
    4,940   Triumph Group, Inc.(a)                                  $      195,377
    5,170   United Defense Industries, Inc.(a)                             112,551
                                                                    --------------
                                                                           307,928
-------------------------------------------------------------------------------------
Airlines  0.1%
    3,320   Continental Airlines, Inc. (Class B shares)(a)                  35,590
-------------------------------------------------------------------------------------
Automobiles & Auto Parts  1.8%
    3,310   BorgWarner, Inc.                                               177,681
    9,980   CSK Auto Corp.(a)                                              122,754
    3,790   Lear Corp.(a)                                                  163,349
   15,870   The Pep Boys - Manny, Moe & Jack                               214,879
    6,620   Tower Automotive, Inc.(a)                                       49,584
                                                                    --------------
                                                                           728,247
-------------------------------------------------------------------------------------
Banks and Savings & Loans  8.0%
      841   Associated Banc Corp.                                           29,771
   15,610   Astoria Financial Corp.                                        525,277
   43,200   BankUnited Financial Corp.(a)                                  734,400
    4,500   Commerce Bancorp, Inc.                                         207,990
    7,480   First Federal Capital Corp.                                    151,919
    6,660   First Midwest Bancorp, Inc.                                    189,743
   12,025   Fulton Financial Corp.                                         228,836
    4,190   Greater Bay Bancorp.                                           101,649
    4,800   Hibernia Corp.                                                  99,744
    4,760   MAF Bancorp, Inc.                                              165,648
    2,640   PFF Bancorp, Inc.                                               91,476
    6,210   Provident Financial Group, Inc.                                163,323
   10,830   Trustmark Corp.                                                277,898
    7,610   Washington Federal, Inc.                                       191,772
    4,530   Whitney Holding Corp.                                          143,646
                                                                    --------------
                                                                         3,303,092

    See Notes to Financial Statements                                     63

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Broadcasting  3.5%
   14,900   Belo Corp. (Class A shares)                             $      325,565
    9,160   Emmis Communications Corp. (Class A shares)(a)                 145,278
   82,920   Sinclair Broadcast Group, Inc.(a)                              974,310
                                                                    --------------
                                                                         1,445,153
-------------------------------------------------------------------------------------
Business Services  5.4%
   28,800   Allied Waste Industries, Inc.(a)                               190,080
   15,110   Casella Waste Systems, Inc. (Class A shares)(a)                130,702
    5,960   CDI Corp.(a)                                                   168,906
   13,900   Global Payments, Inc.                                          361,400
   11,400   Kelly Services, Inc. (Class A shares)                          284,316
   16,350   Moore Corp. Ltd. (Canada)(a)                                   169,550
   34,510   MPS Group, Inc.(a)                                             182,903
   16,100   NDCHealth Corp.                                                347,599
   12,600   Republic Services, Inc.(a)                                     221,760
   19,110   Spherion Corp.(a)                                              155,173
                                                                    --------------
                                                                         2,212,389
-------------------------------------------------------------------------------------
Chemicals  5.5%
    9,310   Albemarle Corp.                                                275,203
    2,130   Cabot Corp.                                                     52,654
    3,520   Cambrex Corp.                                                  134,816
   19,980   Crompton Corp.                                                 222,777
    5,740   Ferro Corp.                                                    165,886
    4,880   Georgia Gulf Corp.                                             113,216
    5,150   Minerals Technologies, Inc.                                    192,352
   12,060   Olin Corp.                                                     223,713
    8,000   Scotts Co. (Class A shares)(a)                                 364,000
   10,020   Spartech Corp.                                                 228,857
    7,800   Valspar Corp. (The)                                            316,992
                                                                    --------------
                                                                         2,290,466
-------------------------------------------------------------------------------------
Computers & Business Equipment  0.2%
   21,160   Maxtor Corp.(a)                                                 79,350

    64                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Construction & Mining Equipment  0.3%
    3,900   Lafarge North America, Inc.                             $      129,324
-------------------------------------------------------------------------------------
Containers & Packaging  0.5%
   10,530   Packaging Corp. of America(a)                                  200,070
-------------------------------------------------------------------------------------
Diversified Industrials  1.9%
    7,390   ALLETE, Inc.                                                   173,739
    5,230   Hawaiian Electric Industries, Inc.                             223,948
   17,480   Mykrolis Corp.(a)                                              136,519
   17,400   Watsco, Inc.                                                   247,080
                                                                    --------------
                                                                           781,286
-------------------------------------------------------------------------------------
Domestic Oil  3.6%
   34,500   Pioneer Natural Resources Co.(a)                               835,245
   15,600   Swift Energy Co.(a)                                            206,856
   24,900   XTO Energy, Inc.                                               446,955
                                                                    --------------
                                                                         1,489,056
-------------------------------------------------------------------------------------
Drugs & Healthcare  11.7%
    7,700   Barr Laboratories, Inc.(a)                                     469,700
   14,780   Cooper Companies, Inc.                                         648,842
   32,900   Covance, Inc.(a)                                               557,326
   17,100   Diagnostic Products Corp.                                      613,890
    9,120   Health Net, Inc.(a)                                            204,106
    3,500   Invitrogen Corp.(a)                                            121,975
   20,600   K-V Pharmaceutical Co.(a)                                      432,600
   10,600   Lincare Holdings, Inc.(a)                                      332,628
   13,100   Orthodontic Centers of America, Inc.(a)                        184,055
    3,790   Owens & Minor, Inc.                                             55,902
   14,200   Pediatrix Medical Group, Inc.(a)                               423,160
   25,500   Pharmaceutical Product Development, Inc.(a)                    587,724
   18,100   Quintiles Transnational Corp.(a)                               179,733
    5,600   Service Corp. International(a)                                  12,600
    5,300   Stewart Enterprises, Inc.(a)                                    28,302
                                                                    --------------
                                                                         4,852,543

    See Notes to Financial Statements                                     65

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Electric Utilities  1.3%
    8,980   EL Paso Electric Co.                                    $      118,087
   14,700   PNM Resource Holdings Co.                                      293,265
    6,420   Puget Energy, Inc.                                             134,692
                                                                    --------------
                                                                           546,044
-------------------------------------------------------------------------------------
Electrical Equipment  1.2%
   19,000   Federal Signal Corp.                                           397,480
    9,520   GrafTech International Ltd.(a)                                  75,684
    7,590   UNOVA, Inc.                                                     36,736
                                                                    --------------
                                                                           509,900
-------------------------------------------------------------------------------------
Electronics  4.8%
    3,440   Asyst Technologies, Inc.(a)                                     41,108
   23,470   ChipPAC, Inc. (Class A shares)(a)                               93,176
    7,940   Entegris, Inc.(a)                                               79,400
    6,050   Fisher Scientific International, Inc.(a)                       164,863
   10,800   FLIR Systems, Inc.(a)                                          441,720
   12,500   Harman International Industries, Inc.                          538,750
       20   Integrated Defense Technologies, Inc.(a)                           416
    5,210   Kulicke & Soffa Industries, Inc.(a)                             34,282
    3,780   Nordson Corp.                                                   91,098
    9,700   Photronics, Inc.(a)                                            117,952
   10,240   Pioneer-Standard Electronics, Inc.                              90,112
    4,870   Standard Microsystems Corp.(a)                                  91,653
    3,260   Sypris Solutions, Inc.(a)                                       52,127
    9,730   Ultratech Stepper, Inc.(a)                                     141,961
                                                                    --------------
                                                                         1,978,618
-------------------------------------------------------------------------------------
Financial Services  5.1%
    4,450   Affiliated Managers Group, Inc.(a)                             210,129
   16,300   AmeriCredit Corp.(a)                                           318,665
   12,000   Eaton Vance Corp.                                              321,120
    6,880   Irwin Financial Corp.                                          113,864
   11,700   Jeffries Group, Inc.                                           466,830

    66                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
   16,300   Raymond James Financial, Inc.                           $      443,360
   12,360   Sky Financial Group, Inc.                                      253,380
                                                                    --------------
                                                                         2,127,348
-------------------------------------------------------------------------------------
Food & Beverages  1.0%
   10,490   Chiquita Brands International, Inc.(a)                         168,994
    5,360   Interstate Bakeries Corp.                                      139,574
    3,550   Performance Food Group Co.(a)                                  117,221
                                                                    --------------
                                                                           425,789
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  1.9%
    6,920   Equitable Resources, Inc.                                      236,595
   20,800   ONEOK, Inc.                                                    384,800
    5,000   Peoples Energy Corp.                                           175,550
                                                                    --------------
                                                                           796,945
-------------------------------------------------------------------------------------
Homebuilders  2.9%
   20,400   D.R.Horton, Inc.                                               452,880
   25,900   Hovnanian Enterprises, Inc. (Class A shares)(a)                739,186
                                                                    --------------
                                                                         1,192,066
-------------------------------------------------------------------------------------
Hotels & Restaurants  3.5%
   11,800   Brinker International, Inc.(a)                                 384,680
    7,500   CEC Entertainment, Inc.(a)                                     282,750
    6,800   Outback Steakhouse, Inc.(a)                                    217,192
   10,900   RARE Hospitality International, Inc.(a)                        284,926
   13,260   Ruby Tuesday, Inc.                                             255,918
                                                                    --------------
                                                                         1,425,466
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.2%
    1,400   Furniture Brands International, Inc.(a)                         35,560
    3,840   Haverty Furniture Companies, Inc.                               50,496
                                                                    --------------
                                                                            86,056
-------------------------------------------------------------------------------------
Industrial Machinery  2.2%
    9,420   AGCO Corp.(a)                                                  168,901
    6,720   Kadant, Inc.(a)                                                 95,760

    See Notes to Financial Statements                                     67

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
    4,970   Tecumseh Products Co. (Class A shares)                  $      259,583
   10,930   Wabtec Corp.                                                   136,734
    8,270   York International Corp.                                       265,054
                                                                    --------------
                                                                           926,032
-------------------------------------------------------------------------------------
Insurance  5.9%
   33,860   Ceres Group, Inc.                                              127,652
   13,400   Commerce Group, Inc.                                           497,140
    3,480   Everest Re Group Ltd. (Barbados)                               190,530
    4,580   FPIC Insurance Group, Inc.(a)                                   51,566
    6,040   Harleysville Group, Inc.                                       155,530
    8,230   Odyssey Re Holdings Corp.                                      121,146
   15,900   Philadelphia Consolidated Holding Corp.(a)                     639,657
    7,280   Phoenix Companies, Inc. (The)                                  115,388
    9,300   Protective Life Corp.                                          297,600
    3,100   Renaissance Re Holdings Ltd.                                   120,900
    3,020   Triad Guaranty, Inc.(a)                                        133,575
                                                                    --------------
                                                                         2,450,684
-------------------------------------------------------------------------------------
Leisure  2.2%
    5,700   Argosy Gaming Co.                                              140,505
    9,630   Brunswick Corp.                                                220,334
   11,060   MTR Gaming Group, Inc.(a)                                      138,029
   13,600   Six Flags, Inc.                                                204,272
   19,600   WMS Industries, Inc.(a)                                        206,780
                                                                    --------------
                                                                           909,920
-------------------------------------------------------------------------------------
Manufacturing  0.4%
    6,400   Snap-on, Inc.                                                  173,888
-------------------------------------------------------------------------------------
Metals & Mining  1.1%
    5,860   Arch Coal, Inc.                                                 96,807
    3,210   Gibraltar Steel Corp.                                           66,672
    7,090   Peabody Energy Corp.(a)                                        158,816
    6,020   Timken Co. (The)                                               120,159
                                                                    --------------
                                                                           442,454

    68                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  2.0%
   38,090   Chesapeake Energy Corp.(a)                              $      203,781
    5,860   Forest Oil Corp.(a)                                            133,901
    4,790   Frontier Oil Corp.                                              68,976
    3,880   Helmerich & Payne, Inc.                                        128,700
    4,200   Newfield Exploration Co.(a)                                    132,468
    6,630   Premcor, Inc.(a)                                               144,534
                                                                    --------------
                                                                           812,360
-------------------------------------------------------------------------------------
Paper & Paper Products  1.1%
   15,730   Louisiana-Pacific Corp.(a)                                     124,582
    3,480   Rayonier, Inc.                                                 172,608
   12,840   Sappi Ltd. ADR (South Africa)                                  156,006
                                                                    --------------
                                                                           453,196
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  6.4%
    9,980   Alexandria Real Estate Equities, Inc.                          430,637
    9,710   Anworth Mortgage Asset Corp.                                   113,704
    4,410   Arden Realty, Inc.                                             114,572
    9,630   Corporate Office Properties Trust                              134,820
    7,880   Crown American Realty Trust                                     72,496
    7,300   Developers Diversified Realty Corp.                            167,900
    4,570   First Industrial Realty Trust, Inc.                            147,839
    3,320   Forest City Enterprises, Inc. (Class A shares)(a)              114,208
    7,380   Gables Residential Trust                                       214,832
    3,870   General Growth Properties, Inc.                                187,618
    4,160   Glimcher Realty Trust                                           78,957
    5,700   Great Lakes REIT, Inc.                                          96,615
    6,920   Heritage Property Investment Trust                             168,294
    6,760   Highwoods Properties, Inc.                                     180,154
    4,090   Ramco-Gershenson Properties Trust                               83,436
    6,500   SL Green Realty Corp.                                          209,625
    6,710   Summit Properties, Inc.                                        143,929
                                                                    --------------
                                                                         2,659,636

    See Notes to Financial Statements                                     69

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Retail Trade  4.8%
    5,230   AnnTaylor Stores Corp.(a)                               $      129,913
   30,520   Charming Shoppes, Inc.(a)                                      222,186
    8,310   Foot Locker, Inc.(a)                                            92,241
   23,900   Fred's, Inc.                                                   703,855
   11,100   Movie Gallery, Inc.(a)                                         183,705
    6,350   Pathmark Stores, Inc.                                          104,394
   11,740   Reebok International Ltd.(a)                                   315,923
    5,960   Wet Seal, Inc. (The) (Class A shares)(a)                        93,632
   10,070   Wolverine World Wide, Inc.                                     142,490
                                                                    --------------
                                                                         1,988,339
-------------------------------------------------------------------------------------
Software  4.2%
   12,900   Cerner Corp.(a)                                                559,860
   17,090   FileNET Corp.(a)                                               237,585
   11,880   Hyperion Solutions Corp.(a)                                    244,372
   16,040   Lawson Software, Inc.(a)                                        76,992
   13,540   MRO Software, Inc.(a)                                          111,705
   45,580   Verity, Inc.(a)                                                510,496
                                                                    --------------
                                                                         1,741,010
-------------------------------------------------------------------------------------
Telecommunications  0.5%
   95,800   American Tower Corp. (Class A shares)(a)                       214,592
-------------------------------------------------------------------------------------
Transportation  1.8%
    6,550   Alexander & Baldwin, Inc.                                      159,951
   10,150   Arkansas Best Corp.(a)                                         218,326
    5,410   Ryder System, Inc.                                             141,580
    4,740   Stelmar Shipping Ltd. (Greece)                                  69,868
   11,950   Tsakos Energy Navigation Ltd. (Norway)(a)                      140,771
                                                                    --------------
                                                                           730,496
-------------------------------------------------------------------------------------
Trucking  0.6%
    9,810   Yellow Corp.(a)                                                245,250
                                                                    --------------
            Total long-term investments (cost $46,767,063)              40,690,583
                                                                    --------------

    70                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2002

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.4%
-------------------------------------------------------------------------------------
Repurchase Agreement  0.7%
$       283   State Street Bank & Trust Co., 0.25%, dated 7/31/02,
               due 8/1/02 in the amount of $283,002 (cost
               $283,000; collateralized by $285,000 U.S. Treasury
               Notes, 6.375% due 8/15/02, approximate value of
               collateral including accrued interest was $293,688)   $      283,000
                                                                     --------------
Shares
-----------------------------------------------------------------------------------
Mutual Fund  0.7%
    307,279   SSGA Money Market Fund (cost $307,279)                        307,279
                                                                     --------------
              Total short-term investments (cost $590,279)                  590,279
                                                                     --------------
              Total Investments  99.8%
               (cost $47,357,342; Note 5)                                41,280,862
              Other assets in excess of liabilities  0.2%                    69,723
                                                                     --------------
              Net Assets  100%                                       $   41,350,585
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     71

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2002

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
Common Stocks
-------------------------------------------------------------------------------------
Australia  1.6%
   47,933   BHP Billiton, Ltd.                                      $      248,621
-------------------------------------------------------------------------------------
Belgium  1.2%
   11,600   Fortis Group                                                   193,566
-------------------------------------------------------------------------------------
Finland  1.1%
   13,200   Nokia Oyj                                                      164,358
-------------------------------------------------------------------------------------
France  10.2%
    9,800   BNP Paribas SA                                                 450,428
    3,300   Carrefour SA                                                   143,651
    5,970   Lagardere SCA                                                  247,352
    1,800   Schneider Electric SA                                           86,597
    7,500   Suez SA                                                        163,240
    3,510   TotalFinaElf SA, Ser. B                                        507,587
                                                                    --------------
                                                                         1,598,855
-------------------------------------------------------------------------------------
Germany  6.5%
      740   Allianz AG                                                     105,416
    6,300   Bayerische Motoren Werke (BMW) AG                              237,492
    6,850   E. On AG                                                       335,458
    7,200   Metro AG                                                       184,946
    2,950   Siemens AG                                                     146,058
                                                                    --------------
                                                                         1,009,370
-------------------------------------------------------------------------------------
Hong Kong  0.6%
   22,000   CLP Holdings, Ltd.                                              86,029
-------------------------------------------------------------------------------------
Ireland  3.2%
   17,900   Allied Irish Banks PLC                                         208,839
    8,100   Bank of Ireland PLC                                             92,120
   12,989   CRH PLC                                                        194,841
                                                                    --------------
                                                                           495,800

    72                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Italy  7.4%
   17,128   Alleanza Assicurazioni SpA                              $      129,471
   35,150   ENI SpA                                                        531,055
   18,100   Sao Paolo Imi SpA                                              138,593
   45,900   Telecom Italia SpA                                             362,710
                                                                    --------------
                                                                         1,161,829
-------------------------------------------------------------------------------------
Japan  15.1%
    3,600   Acom Co., Ltd.                                                 217,041
    1,300   Aiful Corp.                                                     82,718
    8,000   Canon, Inc.                                                    271,218
       39   East Japan Railway Co.                                         182,370
    5,000   Kao Corp.                                                      112,729
   55,000   Nikko Cordial Corp.                                            232,389
       42   Nippon Telegraph & Telephone Corp.                             171,849
   45,000   Nissan Motor Co., Ltd.                                         314,890
       68   NTT DoCoMo, Inc.                                               151,608
    2,000   Orix Corp.                                                     138,114
    6,200   Sony Corp.                                                     280,086
    8,900   Toyota Motor Corp.                                             212,920
                                                                    --------------
                                                                         2,367,932
-------------------------------------------------------------------------------------
Netherlands  15.3%
   23,000   ABN AMRO Holding NV                                            326,970
    7,600   Akzo Nobel NV                                                  269,658
    9,533   Heineken NV                                                    390,209
   11,300   ING Groep NV                                                   244,840
   77,300   KPN NV                                                         362,259
   12,836   Philips Electronics NV                                         290,706
   10,600   Royal Dutch Petroleum Co.                                      484,288
    1,827   Wolters Kluwer NV                                               27,925
                                                                    --------------
                                                                         2,396,855
-------------------------------------------------------------------------------------
Singapore  2.0%
   24,000   Oversea-Chinese Banking Corp., Ltd.                            155,266
   21,896   United Overseas Bank, Ltd.                                     160,294
                                                                    --------------
                                                                           315,560

    See Notes to Financial Statements                                     73

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Spain  2.7%
   10,800   Altadis SA                                              $      213,888
   18,200   Endesa SA                                                      202,704
                                                                    --------------
                                                                           416,592
-------------------------------------------------------------------------------------
Sweden  0.6%
   15,200   Investor AB                                                     99,913
-------------------------------------------------------------------------------------
Switzerland  6.9%
    7,300   Compagnie Financiere Richemont AG, Ser. A                      134,484
   15,200   Novartis AG                                                    619,022
    7,400   UBS AG                                                         326,085
                                                                    --------------
                                                                         1,079,591
-------------------------------------------------------------------------------------
United Kingdom  24.4%
   20,536   Amersham PLC                                                   173,560
   27,900   Boots Co. PLC                                                  244,514
   52,600   BP PLC                                                         408,393
   50,740   BT Group PLC(a)                                                159,721
   22,900   Cadbury Schweppes PLC                                          158,659
   32,700   Diageo PLC                                                     396,411
   28,000   GlaxoSmithKline PLC                                            543,708
   43,700   HSBC Holdings PLC                                              501,771
   18,160   Imperial Tobacco Group PLC                                     278,022
   62,000   Kingfisher PLC                                                 111,627
  109,840   mmO2 PLC(a)                                                     77,217
   16,300   Standard Chartered PLC                                         165,642
   48,600   Tesco PLC                                                      166,081
   19,400   Unilever PLC                                                   170,475
  178,500   Vodafone Group PLC                                             270,487
                                                                    --------------
                                                                         3,826,288
                                                                    --------------
            Total long-term investments  98.8%
             (cost $17,566,951; Note 5)                                 15,461,159
            Other assets in excess of liabilities  1.2%                    190,767
                                                                    --------------
            Net Assets  100%                                        $   15,651,926
                                                                    --------------
                                                                    --------------

    74                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

(a) Non-income producing security.
AB--Aktiebolag (Swedish Company).
AG--Aktiengesellschaft (German Corporation).
NV--Naamloze Vennootschap (Dutch Company).
Oyj-- Osakeyhtio (Finnish Company).
PLC--Public Limited Company (British or Irish Limited Liability Company).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SCA--Societe Capital Anonyme (French Corporation).
SpA--Societe per Azioni (Italian Corporation).
The industry classification of portfoio holdings and other assets (net) shown as a percentage of net assets as of July 31, 2002 was as follows:

Financial Services........................................................   15.0%
Oil & Gas Exploration & Production........................................   12.3
Telecommunications........................................................   11.0
Banks.....................................................................    8.8
Pharmaceuticals...........................................................    7.4
Food & Beverage...........................................................    7.1
Retail....................................................................    6.3
Diversified Industries....................................................    5.4
Automobiles & Trucks......................................................    4.9
Utilities.................................................................    4.0
Tobacco...................................................................    3.1
Chemicals.................................................................    2.5
Electronics...............................................................    1.8
Office Equipment & Supplies...............................................    1.7
Media.....................................................................    1.6
Insurance.................................................................    1.5
Building & Construction...................................................    1.3
Transportation............................................................    1.2
Medical Products..........................................................    1.1
Industrial Conglomerates..................................................    0.6
Publishing................................................................    0.2
                                                                            -----
                                                                             98.8
Other assets in excess of liabilities.....................................    1.2
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     75

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2002

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  91.8%
CORPORATE BONDS  15.0%
-----------------------------------------------------------------------------------
Airlines  1.0%
                                 American Airlines, Inc.,
Baa1            $      499       6.978%, 4/1/11                         $       502,457
                                 United Air Lines,
Baa3                   462       6.071%, 3/1/13                                 422,823
B1                     300       9.21%, 1/21/17                                 219,264
                                                                        ---------------
                                                                              1,144,544
-----------------------------------------------------------------------------------
Automobiles  0.2%
                                 Ford Motor Credit Co.,
Baa1                   250       7.45%, 7/16/31                                 224,295
-----------------------------------------------------------------------------------
Commercial Services  0.5%
                                 Cox Enterprises, Inc., F.R.N.,
Baa1                   600       2.813%, 5/1/03                                 592,671
-----------------------------------------------------------------------------------
Communications  1.3%
                                 Deutsche Telekom International
                                    Finance BV,
Baa1                 1,000       9.25%, 6/1/32                                1,030,710
                                 Qwest Corp.,
Ba3                    600       8.875%, 3/15/12                                474,000
                                                                        ---------------
                                                                              1,504,710
-----------------------------------------------------------------------------------
Financial Services  6.7%
                                 Bears Stearns Cos., Inc., F.R.N.,
A2                     400       2.43%, 11/30/04                                400,799
                                 CIT Group, Inc., F.R.N., M.T.N.,
A2                     500       2.03%, 8/14/03                                 496,330
                                 Ford Motor Credit Corp., F.R.N.,
A3                   1,200       2.69%, 3/8/04                                1,178,484
A3                     500       6.75%, 5/15/05                                 508,450
                                 General Motors Acceptance Corp.,
A2                   1,000       6.875%, 9/15/11                                988,278
A2                     500       8.00%, 11/1/31                                 496,780

    76                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 General Motors Acceptance Corp.,
                                    F.R.N.,
A2              $      500       2.25%, 8/4/03                          $       493,746
                                 General Motors Co.,
A3                   1,000       6.85%, 10/15/08                              1,041,695
                                 National Rural Utilities Cooperative
                                    Finance Corp., M.T.N.,
A2                   1,000       8.00%, 3/1/32                                1,046,630
                                 Pemex Project Funding Master Trust,
Baa1                   500       8.00%, 11/15/11                                485,000
                                 Qwest Capital Funding, Inc.,
B2                     600       7.00%, 8/3/09                                  234,000
B2                     200       7.25%, 2/15/11                                  78,000
                                                                        ---------------
                                                                              7,448,192
-----------------------------------------------------------------------------------
Foods  0.5%
                                 Kroger Co., F.R.N.,
Baa3                   530       2.65%, 8/16/12                                 530,033
-----------------------------------------------------------------------------------
Media  0.2%
                                 AOL Time Warner, Inc.,
Baa1                   250       7.625%, 4/15/31                                188,618
-----------------------------------------------------------------------------------
Telecommunications  3.3%
                                 AT&T Corp.,
Baa2                   500       7.30%, 11/15/11                                424,840
Baa2                   250       8.00%, 11/15/31                                205,000
                                 AT&T Wireless Services, Inc.,
Baa2                   500       6.875%, 4/18/05                                395,450
                                 France Telecom SA,
Baa3                 1,100       7.75%, 3/1/11                                1,102,233
                                 Sprint Capital Corp.,
Baa3                 2,000       6.00%, 1/15/07                               1,526,120
                                                                        ---------------
                                                                              3,653,643

    See Notes to Financial Statements                                     77

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
Utilities - Electric & Gas  1.3%
                                 El Paso Corp., M.T.N.,
Baa2            $    1,200       7.75%, 1/15/32                         $       876,000
                                 Williams Companies, Inc.,
B1                     500       7.125%, 9/1/11                                 230,000
B1                     250       7.50%, Ser. A, 1/15/31                         108,750
B1                     500       8.75%, 3/15/32                                 217,500
                                                                        ---------------
                                                                              1,432,250
                                                                        ---------------
                                 Total corporate bonds                       16,718,956
                                                                        ---------------
ASSET BACKED SECURITIES  5.0%
                                 Advanta Mortgage Loan Trust,
                                    Series 1999-4,
Aaa                    106       2.212%, 11/25/29                               105,570
                                 Amortizing Residential Collateral
                                    Trust,
Aaa                    111       2.097%, 9/25/30                                111,224
                                 Bear Stearns Adjustable Rate
                                    Mortgage Trust,
Aaa                     49       7.493%, 12/25/30                                49,533
                                 Chase Funding Mortgage Loan, F.R.N.,
AAA(d)                 134       2.057%, 10/25/30                               133,682
                                 Countrywide Mortgage Backed
                                    Security,
Aaa                    676       7.50%, 4/25/27                                 696,540
                                 First Nationwide Trust,
AAA(d)               2,000       6.25%, 2/27/29                               2,050,620
                                 GMAC Mortgage Trust,
AAA(d)                 277       2.573%, 9/20/04                                276,447
                                 Indymac Adjustable Rate Mortgage
                                    Trust,
Aaa                    349       6.446%, 1/25/32                                356,569
                                 Norwest Asset Securities Corp.,
AAA(d)                 478       6.75%, 10/25/28                                504,954
                                 PNC Mortgage Securites Corp.,
AAA(d)                  59       2.287%, 12/25/30                                59,339
AAA(d)                 356       6.50%, 12/25/28                                365,440
                                 Residential Asset Securitization
                                    Trust,
AAA(d)                 279       7.875%, 1/25/30                                296,613

    78                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Salomon Brothers Mortgage
                                    Securities,
Aaa             $       21       7.602%, 8/25/30                        $        21,462
                                 Starwood Commercial Mortgage Trust,
Aaa                    368       6.60%, 2/3/14                                  393,042
                                 Washington Mutual Mortgage Loan
                                    Trust,
Aaa                    143       4.52%, 1/25/41                                 143,870
                                                                        ---------------
                                 Total asset backed securities                5,564,905
                                                                        ---------------
MUNICIPALS  1.8%
                                 Chicago, M.B.I.A., Ser. A,
Aaa                    500       5.00%, 1/1/41                                  482,215
                                 Georgia St. Road & Thrwy. Auth.
                                    Rev.,
Aaa                    400       5.00%, 3/1/21                                  406,840
                                 Houston Ind. Sch. Dist.,
Aaa                    300       4.75%, 2/15/26                                 282,180
                                 South Carolina St. Hwy., Ser. B,
Aaa                    800       5.00%, 4/1/17                                  839,024
                                                                        ---------------
                                 Total municipals                             2,010,259
                                                                        ---------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES  43.6%
                                 Federal Home Loan Mortgage Corp.,
                       444       5.50%, 1/1/30(c)                               442,209
                     1,000       6.50%, TBA(a)(b)                             1,041,880
                                 Federal National Mortgage Assn.,
                       106       2.288%, 10/18/30(c)                            106,324
                       385       4.228%, 5/1/36(c)                              391,610
                    15,250       5.50%, TBA(a)(b)                            15,310,140
                       695       5.936%, 11/1/11(c)                             714,905
                     2,536       6.50%, 6/1/31 - TBA(a)(b)                    2,613,895
                                 Government National Mortgage Assn.,
                        90       2.24%, 9/20/30(c)                               90,257
                       124       2.29%, 10/16/30(c)                             125,270
                     1,982       5.50%, 1/15/32(c)                            1,959,475
                     8,500       6.00%, TBA(a)(b)                             8,563,750
                    13,780       6.50%, 11/20/29 - TBA(a)(b)                 14,195,196
                     2,832       7.00%, 9/20/31 - TBA(a)(b)                   2,955,232

    See Notes to Financial Statements                                     79

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
                $      109       8.00%, 8/20/31(c)                      $       115,873
                        74       8.50%, 6/15/30(c)                               79,161
                                                                        ---------------
                                 Total U.S. government agency
                                    mortgage backed securities               48,705,177
                                                                        ---------------
U.S. GOVERNMENT SECURITIES  11.6%
                                 United States Treasury Bonds,
                     2,000       Zero Coupon, 5/15/16 (Strip)(c)                943,940
                     3,900       7.50%, 11/15/16(c)                           4,820,907
                       750       8.75%, 5/15/17(c)                            1,027,148
                                 United States Treasury Notes,
                     5,300       5.75%, 11/15/05(c)                           5,764,969
                       300       7.00%, 7/15/06(c)                              341,775
                                                                        ---------------
                                 Total U.S. government securities            12,898,739
                                                                        ---------------
FOREIGN GOVERNMENT OBLIGATIONS  14.8%
                                 Brazilian Government Bonds,
B1                   1,539       8.00%, 4/15/14                                 794,721
B1                     800       11.00%, 1/11/12 - 8/17/40                      357,450
                                 German Government Bonds,
Aaa                1,300(f)      5.00%, 7/4/11                                1,300,036
Aaa               10,600(f)      5.25%, 7/4/10 - 1/04/11                     10,767,060
Aaa                1,100(f)      6.00%, 1/4/07                                1,155,032
                                 Panama Government Bonds,
Ba1                    300       8.25%, 4/22/08                                 279,000
Ba1                    400       8.875%, 9/30/27                                358,000
                                 United Mexican States,
Baa2                 1,000       7.50%, 1/14/12                                 987,500
Baa2                   500       8.375%, 1/14/11                                515,750
                                                                        ---------------
                                 Total foreign government obligations        16,514,549
                                                                        ---------------
                                 Total long-term investments
                                    (cost $103,375,099)                     102,412,585
                                                                        ---------------

    80                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  50.1%
COMMERCIAL PAPER  17.4%
                                 Abbott Laboratories,
P-1             $    5,000       1.75%, 8/27/02(c)                      $     4,993,680
                                 ANZ (Delaware), Inc.,
P-1                  1,800       1.77%, 8/7/02(c)                             1,799,469
                                 Lloyds Bank PLC,
P-1                    600       1.75%, 9/18/02(c)                              598,600
P-1                  5,000       1.76%, 8/12/02(c)                            4,997,311
                                 Novartis Finance Corp.,
P-1                  5,000       1.76%, 8/8/02(c)                             4,998,289
                                 Shell Finance BV,
P-1                  2,000       1.81%, 8/12/02(c)                            1,998,673
                                                                        ---------------
                                 Total commercial paper                      19,386,022
                                                                        ---------------
CORPORATE BONDS  4.3%
-----------------------------------------------------------------------------------
Automobiles  1.8%
                                 Daimler Chrysler,
A3                   2,000       7.125%, 4/10/03(c)                           2,045,040
-----------------------------------------------------------------------------------
Communications  0.4%
                                 TCI Communications, Inc.,
Baa2                   400       6.375%, 5/1/03(c)                              390,680
-----------------------------------------------------------------------------------
Financial Services  0.4%
                                 Ford Credit Canada LTD, F.R.N.,
A3                     500       2.047%, 12/16/02(c)                            497,166
-----------------------------------------------------------------------------------
Oil Services  0.9%
                                 Conoco, Inc., F.R.N.,
Baa1                 1,000       2.63%, 10/15/02(c)                           1,001,045
-----------------------------------------------------------------------------------
Utilities - Electric & Gas  0.8%
                                 Dominion Resources, Inc., F.R.N.,
                                    Series F,
Baa1                   400       2.537%, 9/16/02(c)                             400,137
                                 TXU Electric Co., F.R.N.,
BBB(d)                 500       2.487%, 6/15/03(c)                             500,126
                                                                        ---------------
                                                                                900,263
                                                                        ---------------
                                 Total corporate bonds                        4,834,194
                                                                        ---------------

    See Notes to Financial Statements                                     81

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                            Value (Note 1)
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES  26.8%
                                 Federal Home Loan Bank,
P-1             $    9,800       Zero Coupon, 9/20/02(c)                $     9,776,668
P-1                    600       1.68%, 10/30/02(c)                             597,420
                                 Federal Home Loan Mortgage Corp.,
P-1                  4,600       Zero Coupon, 9/24/02(c)                      4,588,270
                                 Federal National Mortgage Assn.,
P-1                 15,000       Zero Coupon, 9/18/02 - 10/23/02(c)          14,943,630
                                                                        ---------------
                                 Total U.S. government agency
                                    mortgage backed securities               29,905,988
                                                                        ---------------
FOREIGN GOVERNMENT OBLIGATIONS  1.3%
                                 German Government Bonds,
Aaa                  223(f)      4.25%, 3/14/03                                 219,771
Aaa                1,253(f)      4.75%, 12/13/02                              1,233,993
                                                                        ---------------
                                 Total foreign government obligations         1,453,764
                                                                        ---------------
U.S. GOVERNMENT SECURITIES  0.3%
                                 United States Treasury Bills,
                        35       1.621%, 11/29/02(e)                             34,805
                       120       1.63%, 8/15/02(e)                              119,924
                        65       1.65%, 8/15/02(e)                               64,958
                        15       1.688%, 8/15/02(e)                              14,988
                        10       1.712%, 8/15/02(e)                               9,992
                       125       1.74%, 8/15/02(e)                              124,902
                                                                        ---------------
                                 Total U.S. government securities               369,569
                                                                        ---------------
                                 Total short-term investments
                                    (cost $55,837,731)                       55,949,537
                                                                        ---------------
                                 Total Investments, before
                                    outstanding options
                                    written  141.9%
                                    (cost $159,212,830; Note 5)             158,362,122
                                                                        ---------------

    82                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2002

Contracts     Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
OUTSTANDING CALL OPTIONS WRITTEN  (0.1%)
       (47)   United States Treasury Notes, expiring 8/25/02 @$108
               (premium received $53,433)                            $     (131,453)
                                                                     --------------
              Total Investments, net of outstanding options
               written  141.8%
               (cost US $159,159,397)                                   158,230,669
              Liabilities in excess of other assets  (41.8%)            (46,682,144)
                                                                     --------------
              Net Assets  100%                                       $  111,548,525
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) TBA--Securities purchased on a forward commitment basis.
(c) All or a portion of security segregated as collateral for TBA.
(d) Standard & Poor's rating.
(e) All or portion amount of security is segregated as initial margin for financial futures transactions.
(f) Denominated in Euros.
BV--Beloten Vennootschaap (Dutch Corporation).
F.R.N.--Floating Rate Note.
M.B.I.A.--Municipal Bond Insurance Corporation.
M.T.N.--Medium-Term Note.
PLC--Public Limited Company (British or Irish Limited Liability Company).
SA--Societe Anonyme (French Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     83

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $147,790,117)                           $106,935,873
Cash                                                                     415,230
Receivable for investments sold                                          238,288
Receivable for Fund shares sold                                          116,025
Dividends and interest receivable                                         47,695
                                                                 ------------------
      Total assets                                                   107,753,111
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        479,621
Payable for Fund shares repurchased                                      349,111
Accrued expenses and other liabilities                                   266,851
Distribution fee payable                                                  82,283
Management fee payable                                                    66,533
Deferred trustee's fees                                                    3,914
                                                                 ------------------
      Total liabilities                                                1,248,313
                                                                 ------------------
NET ASSETS                                                          $106,504,798
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     19,070
   Paid-in capital, in excess of par                                 221,272,940
                                                                 ------------------
                                                                     221,292,010
   Accumulated net realized loss on investments                      (73,932,968)
   Net unrealized depreciation on investments                        (40,854,244)
                                                                 ------------------
Net assets, July 31, 2002                                           $106,504,798
                                                                 ------------------
                                                                 ------------------

    84                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $    19,186,516
   Shares of beneficial interest issued and outstanding                   3,377,612
   Net asset value and redemption price per share                             $5.68
   Maximum sales charge (5% of offering price)                                  .30
                                                                 ------------------
   Maximum offering price to public                                           $5.98
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    33,990,194
   Shares of beneficial interest issued and outstanding                   6,108,526
   Net asset value, offering price and redemption price per
      share                                                                   $5.56
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $    53,328,088
   Shares of beneficial interest issued and outstanding                   9,584,103
   Net asset value and redemption price per share                             $5.56
   Sales charge (1% of offering price)                                          .06
                                                                 ------------------
   Offering price to public                                                   $5.62
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     85

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $48,926,369)                            $ 45,087,874
Receivable for investments sold                                          890,499
Receivable for Fund shares sold                                          109,935
Dividends and interest receivable                                         54,958
                                                                 ------------------
      Total assets                                                    46,143,266
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        941,365
Accrued expenses                                                          92,497
Payable for Fund shares repurchased                                       67,225
Management fee payable                                                    39,811
Distribution fee payable                                                  33,573
Payable to custodian                                                       6,779
Deferred trustees' fees                                                    2,270
                                                                 ------------------
      Total liabilities                                                1,183,520
                                                                 ------------------
NET ASSETS                                                          $ 44,959,746
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      4,976
   Paid-in capital, in excess of par                                  50,256,003
                                                                 ------------------
                                                                      50,260,979
   Undistributed net investment income                                    17,096
   Accumulated net realized loss on investments                       (1,479,834)
   Net unrealized depreciation on investments                         (3,838,495)
                                                                 ------------------
Net assets, July 31, 2002                                           $ 44,959,746
                                                                 ------------------
                                                                 ------------------

    86                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  8,502,949
   Shares of beneficial interest issued and outstanding                  931,476
   Net asset value and redemption price per share                          $9.13
   Maximum sales charge (5% of offering price)                               .48
                                                                 ------------------
   Maximum offering price to public                                        $9.61
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 18,613,600
   Shares of beneficial interest issued and outstanding                2,065,164
   Net asset value, offering price and redemption price per
      share                                                                $9.01
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 17,843,197
   Shares of beneficial interest issued and outstanding                1,979,725
   Net asset value and redemption price per share                          $9.01
   Sales charge (1% of offering price)                                       .09
                                                                 ------------------
   Offering price to public                                                $9.10
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     87

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $21,373,671)                            $ 16,175,424
Cash                                                                       1,564
Receivable for investments sold                                          519,093
Receivable for Fund shares sold                                           38,381
Due from manager                                                          11,370
Dividends and interest receivable                                          2,009
                                                                 ------------------
      Total assets                                                    16,747,841
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        483,855
Payable for Fund shares repurchased                                       37,217
Accrued expenses and other liabilities                                    31,925
Distribution fee payable                                                  11,713
Deferred trustee's fees                                                    2,124
                                                                 ------------------
      Total liabilities                                                  566,834
                                                                 ------------------
NET ASSETS                                                          $ 16,181,007
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,736
   Paid-in capital, in excess of par                                  27,552,257
                                                                 ------------------
                                                                      27,554,993
   Accumulated net realized loss on investments                       (6,175,739)
   Net unrealized depreciation on investments                         (5,198,247)
                                                                 ------------------
Net assets, July 31, 2002                                           $ 16,181,007
                                                                 ------------------
                                                                 ------------------

    88                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  3,730,423
   Shares of beneficial interest issued and outstanding                  619,867
   Net asset value and redemption price per share                          $6.02
   Maximum sales charge (5% of offering price)                               .32
                                                                 ------------------
   Maximum offering price to public                                        $6.34
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  6,228,346
   Shares of beneficial interest issued and outstanding                1,058,494
   Net asset value, offering price and redemption price per
      share                                                                $5.88
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  6,222,238
   Shares of beneficial interest issued and outstanding                1,057,457
   Net asset value and redemption price per share                          $5.88
   Sales charge (1% of offering price)                                       .06
                                                                 ------------------
   Offering price to public                                                $5.94
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     89

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $47,357,342)                            $ 41,280,862
Cash                                                                       7,799
Receivable for investments sold                                          196,458
Receivable for Fund shares sold                                          104,005
Dividends and interest receivable                                         19,928
                                                                 ------------------
      Total assets                                                    41,609,052
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                         94,281
Accrued expenses and other liabilities                                    56,043
Management fee payable                                                    43,401
Payable for Fund shares repurchased                                       31,902
Distribution fee payable                                                  30,579
Deferred trustee's fees                                                    2,261
                                                                 ------------------
      Total liabilities                                                  258,467
                                                                 ------------------
NET ASSETS                                                          $ 41,350,585
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      3,593
   Paid-in capital, in excess of par                                  42,585,498
                                                                 ------------------
                                                                      42,589,091
   Accumulated net realized gain on investments                        4,837,974
   Net unrealized depreciation on investments                         (6,076,480)
                                                                 ------------------
Net assets, July 31, 2002                                           $ 41,350,585
                                                                 ------------------
                                                                 ------------------

    90                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  8,636,928
   Shares of beneficial interest issued and outstanding                  737,412
   Net asset value and redemption price per share                         $11.71
   Maximum sales charge (5% of offering price)                               .62
                                                                 ------------------
   Maximum offering price to public                                       $12.33
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 15,818,326
   Shares of beneficial interest issued and outstanding                1,380,606
   Net asset value, offering price and redemption price per
      share                                                               $11.46
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 16,895,331
   Shares of beneficial interest issued and outstanding                1,474,550
   Net asset value and redemption price per share                         $11.46
   Sales charge (1% of offering price)                                       .12
                                                                 ------------------
   Offering price to public                                               $11.58
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     91

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $17,566,951)                            $ 15,461,159
Foreign currency, at value (cost $198,840)                               196,516
Receivable for investments sold                                          201,428
Receivable for Fund shares sold                                           31,996
Receivable for foreign tax reclaim                                        25,500
Dividends and interest receivable                                         21,795
Due from manager                                                           7,830
                                                                 ------------------
      Total assets                                                    15,946,224
                                                                 ------------------
LIABILITIES
Accrued expenses and other liabilities                                    91,360
Payable for investments purchased                                         91,358
Payable to custodian                                                      56,351
Payable for Fund shares repurchased                                       38,492
Distribution fee payable                                                  11,655
Withholding tax payable                                                    2,266
Deferred trustee's fees                                                    2,000
Unrealized depreciation on forward currency contracts                        816
                                                                 ------------------
      Total liabilities                                                  294,298
                                                                 ------------------
NET ASSETS                                                          $ 15,651,926
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,462
   Paid-in capital, in excess of par                                  23,761,839
                                                                 ------------------
                                                                      23,764,301
   Accumulated net investment loss                                       (17,806)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (5,984,067)
   Net unrealized depreciation on investments
      and foreign currencies                                          (2,110,502)
                                                                 ------------------
Net assets, July 31, 2002                                           $ 15,651,926
                                                                 ------------------
                                                                 ------------------

    92                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  3,470,285
   Shares of beneficial interest issued and outstanding                  537,489
   Net asset value and redemption price per share                          $6.46
   Maximum sales charge (5% of offering price)                               .34
                                                                 ------------------
   Maximum offering price to public                                        $6.80
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  5,381,797
   Shares of beneficial interest issued and outstanding                  850,457
   Net asset value, offering price and redemption price per
      share                                                                $6.33
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  6,799,844
   Shares of beneficial interest issued and outstanding                1,074,551
   Net asset value and redemption price per share                          $6.33
   Sales charge (1% of offering price)                                       .06
                                                                 ------------------
   Offering price to public                                                $6.39
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     93

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $159,212,830)                           $158,362,122
Foreign currency at value (cost $413,099)                                401,909
Cash                                                                   1,863,051
Receivable for investments sold                                       24,454,977
Interest receivable                                                    1,013,646
Receivable for Fund shares sold                                          537,783
Unrealized appreciation on forward currency contracts                    145,848
Other assets                                                              72,555
Unrealized appreciation on swap                                           32,584
                                                                 ------------------
      Total assets                                                   186,884,475
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                     74,468,774
Payable for Fund shares reacquired                                       511,045
Outstanding options written (premium received $53,433)                   131,453
Dividends payable                                                         68,076
Distribution fee payable                                                  62,019
Management fee payable                                                    45,121
Accrued expenses and other liabilities                                    37,214
Due to Broker-variation margin                                             9,916
Deferred trustees' fees                                                    2,332
                                                                 ------------------
      Total liabilities                                               75,335,950
                                                                 ------------------
NET ASSETS                                                          $111,548,525
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     10,779
   Paid-in capital, in excess of par                                 110,765,882
                                                                 ------------------
                                                                     110,776,661
   Accumulated net investment loss                                       (62,668)
   Accumulated net realized gain on investments, financial
      futures, written options and foreign currency
      transactions                                                     1,216,627
   Net unrealized depreciation on investments, financial
      futures, written options and foreign currencies                   (382,095)
                                                                 ------------------
Net assets, July 31, 2002                                           $111,548,525
                                                                 ------------------
                                                                 ------------------

    94                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2002 Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $ 20,795,814
   Shares of beneficial interest issued and outstanding                2,009,735
   Net asset value and redemption price per share                         $10.35
   Maximum sales charge (4% of offering price)                               .43
                                                                 ------------------
   Maximum offering price to public                                       $10.78
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 52,250,204
   Shares of beneficial interest issued and outstanding                5,048,371
   Net asset value, offering price and redemption price per
      share                                                               $10.35
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 38,502,507
   Shares of beneficial interest issued and outstanding                3,720,887
   Net asset value and redemption price per share                         $10.35
   Sales charge (1% of offering price)                                       .10
                                                                 ------------------
   Offering price to public                                               $10.45
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     95

Strategic Partners Style Specific Funds
             Statement of Operations Year Ended July 31, 2002

                                                                 Strategic Partners
                                                                 ------------------
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Interest                                                         $     50,711
   Dividends                                                           1,050,088
   Less: Foreign withholding taxes                                          (250)
                                                                 ------------------
      Total income                                                     1,100,549
                                                                 ------------------
Expenses
   Management fee                                                      1,083,776
   Distribution fee--Class A                                              68,599
   Distribution fee--Class B                                             489,344
   Distribution fee--Class C                                             784,511
   Transfer agent's fees and expenses                                    239,000
   Reports to shareholders                                               160,000
   Custodian's fees and expenses                                         115,000
   Legal fees and expenses                                                60,000
   Registration fees                                                      20,000
   Audit fee                                                              16,000
   Trustees' fees                                                         15,000
   Miscellaneous                                                           8,165
                                                                 ------------------
      Total expenses                                                   3,059,395
   Less: Expense subsidy                                                      --
                                                                 ------------------
       Net expenses                                                    3,059,395
                                                                 ------------------
Net investment income (loss)                                          (1,958,846)
                                                                 ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (45,778,647)
   Foreign currency transactions                                              --
   Futures                                                                    --
   Options written                                                            --
   Swaps                                                                      --
                                                                 ------------------
                                                                     (45,778,647)
                                                                 ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (10,578,956)
   Foreign currencies                                                         --
   Futures                                                                    --
   Options written                                                            --
   Swaps                                                                      --
                                                                 ------------------
                                                                     (10,578,956)
                                                                 ------------------
Net gain (loss)                                                      (56,357,603)
                                                                 ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                          $(58,316,449)
                                                                 ------------------
                                                                 ------------------

    96                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Operations Year Ended July 31, 2002 Cont'd.

                                  Strategic Partners
---------------------------------------------------------------------------------------------
    Large              Small              Small
Capitalization     Capitalization     Capitalization     International     Total Return
  Value Fund        Growth Fund         Value Fund        Equity Fund       Bond Fund
---------------------------------------------------------------------------------------------
 $      21,491      $      16,868      $      39,792      $      6,062     $  3,390,294
     1,100,719             36,644            408,893           385,888               --
        (1,131)                --                 --           (48,042)              --
--------------     --------------     --------------     -------------     ------------
     1,121,079             53,512            448,685           343,908        3,390,294
--------------     --------------     --------------     -------------     ------------
       348,343            142,842            261,152           137,630          390,367
        23,808             12,648             22,045             9,998           43,909
       213,740             80,933            153,282            60,517          274,312
       188,662             72,534            131,614            71,529          179,512
        81,000             55,000             77,000            38,000           99,000
        45,000             17,000             37,000            32,000           55,000
       158,000            149,000            135,000           160,000          117,000
        11,000              8,000             22,000             9,000           18,000
        38,000             35,000             40,000            29,000           33,000
        16,000             16,000             16,000            25,000           26,000
        12,000             11,000             13,000            14,000           14,000
         1,589              1,667                697             3,445            2,246
--------------     --------------     --------------     -------------     ------------
     1,137,142            601,624            908,790           590,119        1,252,346
       (39,110)          (108,979)                --          (146,992)        (130,008)
--------------     --------------     --------------     -------------     ------------
     1,098,032            492,645            908,790           443,127        1,122,338
--------------     --------------     --------------     -------------     ------------
        23,047           (439,133)          (460,105)          (99,219)       2,267,956
--------------     --------------     --------------     -------------     ------------
    (1,169,684)        (4,137,054)         5,901,692        (4,951,261)       2,626,795
            --                 --                 --           (27,817)        (404,611)
            --                 --                 --                --          265,989
            --                 --                 --                --         (114,125)
            --                 --                 --                --          (11,875)
--------------     --------------     --------------     -------------     ------------
    (1,169,684)        (4,137,054)         5,901,692        (4,979,078)       2,362,173
--------------     --------------     --------------     -------------     ------------
    (8,142,846)        (4,497,576)        (9,482,438)        1,559,202       (1,820,459)
            --                 --                 --            (4,537)         277,330
            --                 --                 --                --          351,195
            --                 --                 --                --          (78,020)
            --                 --                 --                --           32,584
--------------     --------------     --------------     -------------     ------------
    (8,142,846)        (4,497,576)        (9,482,438)        1,554,665       (1,237,370)
--------------     --------------     --------------     -------------     ------------
    (9,312,530)        (8,634,630)        (3,580,746)       (3,424,413)       1,124,803
--------------     --------------     --------------     -------------     ------------
 $  (9,289,483)     $  (9,073,763)     $  (4,040,851)     $ (3,523,632)    $  3,392,759
--------------     --------------     --------------     -------------     ------------
--------------     --------------     --------------     -------------     ------------

    See Notes to Financial Statements                                     97

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets

                                                       Strategic Partners
                                                   Large Capitalization Growth
                                                              Fund
                                                 -------------------------------
                                                       Year Ended July 31,
                                                 -------------------------------
                                                     2002              2001
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                  $  (1,958,846)    $  (3,017,616)
   Net realized gain (loss) on investments
      and
      foreign currency transactions                (45,778,647)      (20,743,039)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign
      currencies                                   (10,578,956)      (88,565,197)
                                                 -------------     -------------
   Net increase (decrease) in net assets
      resulting
      from operations                              (58,316,449)     (112,325,852)
                                                 -------------     -------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total dividends from net investment
      income                                                --                --
                                                 -------------     -------------
   Distributions in excess of net investment
      income
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total distributions in excess of net
         investment income                                  --                --
                                                 -------------     -------------
   Distributions from net realized gains
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total distributions from net realized
         gains                                              --                --
                                                 -------------     -------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                    22,636,996       104,160,689
   Net asset value of shares to shareholders
      issued
      in reinvestment of dividends and
      distributions                                         --                --
   Cost of shares reacquired                       (48,462,657)      (60,421,078)
                                                 -------------     -------------
   Net increase (decrease) in net assets from
      Fund share transactions                      (25,825,661)       43,739,611
                                                 -------------     -------------
      Total increase (decrease)                    (84,142,110)      (68,586,241)
NET ASSETS
Beginning of year                                  190,646,908       259,233,149
                                                 -------------     -------------
End of year                                      $ 106,504,798     $ 190,646,908
                                                 -------------     -------------
                                                 -------------     -------------

    98                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

                                          Strategic Partners
      Strategic Partners              Small Capitalization Growth
Large Capitalization Value Fund                  Fund
-------------------------------     -------------------------------
      Year Ended July 31,                 Year Ended July 31,
-------------------------------     -------------------------------
    2002               2001               2002                2001
-------------------------------------------------------------------------
 $     23,047      $     51,205      $   (439,133)     $   (519,582)
            )
   (1,169,684           894,762        (4,137,054)       (2,025,178)
            )
   (8,142,846         5,665,604        (4,497,576)       (2,196,739)
-------------     -------------     -------------     -------------
            )
   (9,289,483         6,611,571        (9,073,763)       (4,741,499)
-------------     -------------     -------------     -------------
           --           (62,463)               --                --
           --                --                --                --
           --                --                --                --
-------------     -------------     -------------     -------------
           --           (62,463)               --                --
-------------     -------------     -------------     -------------
           --                --                --                --
           --           (31,341)               --                --
           --           (30,018)               --                --
-------------     -------------     -------------     -------------
           --           (61,359)               --                --
-------------     -------------     -------------     -------------
     (103,149)          (39,450)               --          (386,775)
     (232,014)          (94,023)               --          (769,759)
     (191,762)          (90,053)               --          (656,718)
-------------     -------------     -------------     -------------
     (526,925)         (223,526)               --        (1,813,252)
-------------     -------------     -------------     -------------
   16,789,591        23,144,306         7,173,483        11,707,280
      506,164           330,184                --         1,753,959
  (12,544,843)       (9,138,872)       (4,776,315)       (4,963,258)
-------------     -------------     -------------     -------------
    4,750,912        14,335,618         2,397,168         8,497,981
-------------     -------------     -------------     -------------
   (5,065,496)       20,599,841        (6,676,595)        1,943,230
   50,025,242        29,425,401        22,857,602        20,914,372
-------------     -------------     -------------     -------------
 $ 44,959,746      $ 50,025,242      $ 16,181,007      $ 22,857,602
-------------     -------------     -------------     -------------
-------------     -------------     -------------     -------------

    See Notes to Financial Statements                                     99

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

                                                       Strategic Partners
                                                 Small Capitalization Value Fund
                                                 -------------------------------
                                                       Year Ended July 31,
                                                 -------------------------------
                                                     2002              2001
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                   $   (460,105)     $   (145,525)
   Net realized gain (loss) on investments
      and foreign currency transactions              5,901,692         1,687,787
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                            (9,482,438)        2,593,699
                                                 -------------     -------------
   Net increase (decrease) in net assets
      resulting from operations                     (4,040,851)        4,135,961
                                                 -------------     -------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total dividends from net investment
      income                                                --                --
                                                 -------------     -------------
   Distributions in excess of net investment
      income
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total distributions in excess of net
         investment income                                  --                --
                                                 -------------     -------------
   Distributions from net realized gains
   Class A                                            (527,935)         (143,029)
   Class B                                            (930,855)         (224,678)
   Class C                                            (644,804)         (174,050)
                                                 -------------     -------------
      Total distributions from net realized
         gains                                      (2,103,594)         (541,757)
                                                 -------------     -------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                    25,222,548        18,405,658
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  2,013,945           515,443
   Cost of shares reacquired                        (9,602,225)       (6,250,499)
                                                 -------------     -------------
   Net increase in net assets from Fund share
      transactions                                  17,634,268        12,670,602
                                                 -------------     -------------
      Total increase (decrease)                     11,489,823        16,264,806
NET ASSETS
Beginning of year                                   29,860,762        13,595,956
                                                 -------------     -------------
End of year                                       $ 41,350,585      $ 29,860,762
                                                 -------------     -------------
                                                 -------------     -------------

    100                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

      Strategic Partners                  Strategic Partners
   International Equity Fund            Total Return Bond Fund
-------------------------------     -------------------------------
      Year Ended July 31,                 Year Ended July 31,
-------------------------------     -------------------------------
    2002              2001              2002              2001
-------------------------------------------------------------------------
 $    (99,219)     $   (145,514)    $   2,267,956      $  1,658,006
            )
   (4,979,078          (992,544)        2,362,173           978,699
    1,554,665        (3,676,770)       (1,237,370)          729,450
-------------     -------------     -------------     -------------
            )
   (3,523,632        (4,814,828)        3,392,759         3,366,155
-------------     -------------     -------------     -------------
           --                --          (597,881)         (541,218)
           --                --        (1,054,013)         (754,775)
           --                --          (684,163)         (362,013)
-------------     -------------     -------------     -------------
           --                --        (2,336,057)       (1,658,006)
-------------     -------------     -------------     -------------
           --                --                --                --
           --                --                --                --
           --                --                --                --
-------------     -------------     -------------     -------------
           --                --                --                --
-------------     -------------     -------------     -------------
           --                --          (412,149)          (77,787)
           --                --          (826,845)         (144,106)
           --                --          (500,825)          (61,676)
-------------     -------------     -------------     -------------
           --                --        (1,739,819)         (283,569)
-------------     -------------     -------------     -------------
    5,982,826         9,848,719        76,176,779        40,952,721
           --                --         3,551,985         1,691,762
   (5,728,868)       (6,775,550)      (22,137,256)      (14,891,363)
-------------     -------------     -------------     -------------
      253,958         3,073,169        57,591,508        27,753,120
-------------     -------------     -------------     -------------
   (3,269,674)       (1,741,659)       56,908,391        29,177,700
   18,921,600        20,663,259        54,640,134        25,462,434
-------------     -------------     -------------     -------------
 $ 15,651,926      $ 18,921,600     $ 111,548,525      $ 54,640,134
-------------     -------------     -------------     -------------
-------------     -------------     -------------     -------------

    See Notes to Financial Statements                                    101

Strategic Partners Style Specific Funds
             Financial Highlights

                                                                       Strategic Partners
                                                                Large Capitalization Growth Fund
                                                     -------------------------------------------------------
                                                                             Class A
                                                     -------------------------------------------------------
                                                           Year Ended July 31,           November 3, 1999(a)
                                                     -------------------------------           Through
                                                         2002              2001             July 31, 2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  8.45           $ 13.19              $ 10.00
                                                     -------------     -------------          --------
Income from investment operations
Net investment income (loss)                               (.05)(d)          (.06)                (.06)
Net realized and unrealized gain (loss) on
   investment transactions                                (2.72)            (4.68)                3.25
                                                     -------------     -------------          --------
      Total from investment operations                    (2.77)            (4.74)                3.19
                                                     -------------     -------------          --------
Net asset value, end of period                          $  5.68           $  8.45              $ 13.19
                                                     -------------     -------------          --------
                                                     -------------     -------------          --------
TOTAL RETURN(b)                                          (32.78)%          (35.94)%              31.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $19,187           $33,180              $38,227
Average net assets (000)                                $27,440           $40,028              $28,788
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         1.36%             1.34%                1.17%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.11%             1.09%                 .92%(c)
   Net investment loss                                     (.65)%            (.60)%               (.62)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                    74%               64%                  39%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
    102                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                Strategic Partners
                                         Large Capitalization Growth Fund
-------------------------------------------------------------------------------------------------------------------
                        Class B                                                     Class C
-------------------------------------------------------     -------------------------------------------------------
      Year Ended July 31,           November 3, 1999(a)           Year Ended July 31,           November 3, 1999(a)
-------------------------------           Through           -------------------------------           Through
    2002              2001             July 31, 2000            2002              2001             July 31, 2000
-------------------------------------------------------------------------------------------------------------------------
   $  8.34           $ 13.11              $ 10.00              $  8.34          $     13.11          $   10.00
-------------     -------------          --------           -------------     -------------         ----------
      (.10)(d)          (.15)                (.12)                (.10)(d)             (.15)              (.12)
     (2.68)            (4.62)                3.23                (2.68)               (4.62)              3.23
-------------     -------------          --------           -------------     -------------         ----------
     (2.78)            (4.77)                3.11                (2.78)               (4.77)              3.11
-------------     -------------          --------           -------------     -------------         ----------
   $  5.56           $  8.34              $ 13.11              $  5.56          $      8.34          $   13.11
-------------     -------------          --------           -------------     -------------         ----------
-------------     -------------          --------           -------------     -------------         ----------
    (33.33)%          (36.38)%              31.10%              (33.33)%             (36.38)%            31.10%
   $33,990           $59,452              $75,819              $53,328          $    98,015          $ 145,187
   $48,934           $75,820              $59,151              $78,451          $   129,942          $ 128,884
          %
      2.11              2.09%                1.92%(c)             2.11%                2.09%              1.92%(c)
      1.11%             1.09%                 .92%(c)             1.11%                1.09%               .92%(c)
     (1.40)%           (1.35)%              (1.36)%(c)           (1.40)%              (1.35)%            (1.32)%(c)

    See Notes to Financial Statements                                    103

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                            Strategic Partners
                                                                     Large Capitalization Value Fund
                                                         --------------------------------------------------------
                                                                                 Class A
                                                         --------------------------------------------------------
                                                               Year Ended July 31,           November 3, 1999(a)
                                                         -------------------------------           Through
                                                             2002              2001             July 31, 2000
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $ 11.01           $  9.33               $10.00
                                                         -------------     -------------           -------
Income from investment operations
Net investment income (loss)                                    .07               .07                  .05
Net realized and unrealized gain (loss) on
   investment transactions                                    (1.84)             1.77                 (.69)
                                                         -------------     -------------           -------
      Total from investment operations                        (1.77)             1.84                 (.64)
                                                         -------------     -------------           -------
Less distributions:
   Dividends from net investment income                          --              (.10)                (.03)
   Distributions in excess of net investment income              --                --                   --
   Distributions from net realized gains                       (.11)             (.06)                  --
                                                         -------------     -------------           -------
      Total dividends and distributions                        (.11)             (.16)                (.03)
                                                         -------------     -------------           -------
Net asset value, end of period                              $  9.13           $ 11.01               $ 9.33
                                                         -------------     -------------           -------
                                                         -------------     -------------           -------
TOTAL RETURN(b)                                              (16.16)%           19.84%               (6.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                             $ 8,503           $10,091               $5,162
Average net assets (000)                                    $ 9,523           $ 7,565               $4,119
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                             1.60%(e)          1.65%(e)             2.36%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                             1.35%(e)          1.40%(e)             2.11%(c)
   Net investment income (loss)                                 .66%(e)           .71%(e)              .63%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                        55%               46%                  58%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.68%, 2.43% and 2.43% for Class A, B and C, respectively, for the year ended July 31, 2002 and 1.84%, 2.59% and 2.59% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment income (loss) ratios would have been 0.58%, (0.17)% and (0.18)% for Class A, B and C, respectively, for the year ended July 31, 2002 and 0.51%, (0.22)% and (0.18)% for Class A, B, and C, respectively, for the year ended July 31, 2001.

    104                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                Strategic Partners
                                          Large Capitalization Value Fund
-------------------------------------------------------------------------------------------------------------------
                        Class B                                                     Class C
-------------------------------------------------------     -------------------------------------------------------
      Year Ended July 31,           November 3, 1999(a)           Year Ended July 31,           November 3, 1999(a)
-------------------------------           Through           -------------------------------           Through
    2002              2001             July 31, 2000            2002              2001             July 31, 2000
-------------------------------------------------------------------------------------------------------------------------
   $ 10.96           $  9.28              $ 10.00              $ 10.96           $  9.28              $ 10.00
-------------     -------------          --------           -------------     -------------          --------
      (.01)               --(d)                --(d)              (.01)               --(d)                --(d)
          )
     (1.83              1.76                 (.70)               (1.83)             1.76                 (.70)
-------------     -------------          --------           -------------     -------------          --------
     (1.84)             1.76                 (.70)               (1.84)             1.76                 (.70)
-------------     -------------          --------           -------------     -------------          --------
        --                --                   --                   --                --                   --
        --              (.02)                (.02)                  --              (.02)                (.02)
      (.11)             (.06)                  --                 (.11)             (.06)                  --
-------------     -------------          --------           -------------     -------------          --------
      (.11)             (.08)                (.02)                (.11)             (.08)                (.02)
-------------     -------------          --------           -------------     -------------          --------
   $  9.01           $ 10.96              $  9.28              $  9.01           $ 10.96              $  9.28
-------------     -------------          --------           -------------     -------------          --------
-------------     -------------          --------           -------------     -------------          --------
    (16.87)%           19.05%               (7.02)%             (16.87)%           19.05%               (7.02)%
   $18,614           $21,724              $11,418              $17,843           $18,211              $12,845
   $21,374           $17,188              $ 8,794              $18,866           $16,051              $12,693
          %(e)
      2.35              2.40%(e)             3.11%(c)             2.35%(e)          2.40%(e)             3.11%(c)
          %(e)
      1.35              1.40%(e)             2.11%(c)             1.35%(e)          1.40%(e)             2.11%(c)
      (.09)%(e)         (.02)%(e)            (.13)%(c)            (.09)%(e)          .01%(e)             (.02)%(c)

    See Notes to Financial Statements                                    105

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                       Strategic Partners
                                                                Small Capitalization Growth Fund
                                                     -------------------------------------------------------
                                                                             Class A
                                                     -------------------------------------------------------
                                                           Year Ended July 31,           November 3, 1999(a)
                                                     -------------------------------           Through
                                                         2002              2001             July 31, 2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                    $  9.36           $ 12.62              $ 10.00
                                                     -------------     -------------           -------
Income from investment operations
Net investment loss                                        (.13)             (.19)                (.20)
Net realized and unrealized gain (loss) on
   investment transactions                                (3.21)            (2.12)                2.82
                                                     -------------     -------------           -------
      Total from investment operations                    (3.34)            (2.31)                2.62
                                                     -------------     -------------           -------
Less distributions
   Distributions from net realized gains                     --              (.95)                  --
                                                     -------------     -------------           -------
Net asset value, end of period                          $  6.02           $  9.36              $ 12.62
                                                     -------------     -------------           -------
                                                     -------------     -------------           -------
TOTAL RETURN(b)                                          (35.68)%          (18.58)%              26.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 3,730           $ 5,887              $ 4,667
Average net assets (000)                                $ 5,059           $ 5,109              $ 4,799
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 1.85%(e)          2.15%(e)             2.69%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.60%(e)          1.90%(e)             2.44%(c)
   Net investment loss                                    (1.59)%(e)        (1.78)%(e)           (2.10)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                   151%              149%                 112%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.38%, 3.13% and 3.13% for Class A, B and C, respectively, for the year ended July 31, 2002 and 2.42%, 3.17% and 3.17% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment loss ratios would have been (2.12)%, (2.87)% and (2.87)%, respectively, for the year ended July 31, 2002 and (2.08)%, (2.79)% and (2.78)%, respectively, for the year ended July 31, 2001.

    106                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                Strategic Partners
                                         Small Capitalization Growth Fund
-------------------------------------------------------------------------------------------------------------------
                        Class B                                                     Class C
-------------------------------------------------------     -------------------------------------------------------
      Year Ended July 31,           November 3, 1999(a)           Year Ended July 31,           November 3, 1999(a)
-------------------------------           Through           -------------------------------           Through
    2002              2001             July 31, 2000            2002              2001             July 31, 2000
-------------------------------------------------------------------------------------------------------------------------
   $  9.22           $ 12.54              $ 10.00              $  9.22           $ 12.54              $ 10.00
-------------     -------------           -------           -------------     -------------           -------
      (.18)             (.27)                (.19)                (.18)             (.27)                (.23)
          )
     (3.16             (2.10)                2.73                (3.16)            (2.10)                2.77
-------------     -------------           -------           -------------     -------------           -------
     (3.34)            (2.37)                2.54                (3.34)            (2.37)                2.54
-------------     -------------           -------           -------------     -------------           -------
        --              (.95)                  --                   --              (.95)                  --
-------------     -------------           -------           -------------     -------------           -------
   $  5.88           $  9.22              $ 12.54              $  5.88           $  9.22              $ 12.54
-------------     -------------           -------           -------------     -------------           -------
-------------     -------------           -------           -------------     -------------           -------
    (36.16)%          (19.29)%              25.40%              (36.16)%          (19.29)%              25.40%
   $ 6,228           $ 9,199              $ 8,588              $ 6,222           $ 7,772              $ 7,659
   $ 8,093           $ 9,243              $ 5,881              $ 7,253           $ 7,782              $ 6,468
          %(e)
      2.60              2.90%(e)             3.44%(c)             2.60%(e)          2.90%(e)             3.44%(c)
          %(e)
      1.60              1.90%(e)             2.44%(c)             1.60%(e)          1.90%(e)             2.44%(c)
     (2.34)%(e)        (2.52)%(e)           (2.94)%(c)           (2.34)%(e)        (2.52)%(e)           (2.90)%(c)

    See Notes to Financial Statements                                    107

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                       Strategic Partners
                                                                 Small Capitalization Value Fund
                                                     -------------------------------------------------------
                                                                             Class A
                                                     -------------------------------------------------------
                                                           Year Ended July 31,           November 3, 1999(a)
                                                     -------------------------------           Through
                                                         2002              2001             July 31, 2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 13.18           $ 11.08              $ 10.00
                                                     -------------     -------------           -------
Income from investment operations
Net investment loss                                        (.09)(d)          (.02)                (.11)(d)
Net realized and unrealized gain (loss) on
   investment transactions                                 (.51)             2.49                 1.19
                                                     -------------     -------------           -------
      Total from investment operations                     (.60)             2.47                 1.08
                                                     -------------     -------------           -------
Less distributions:
Dividends from net realized gains                          (.87)             (.37)                  --
                                                     -------------     -------------           -------
      Total distributions                                  (.87)             (.37)                  --
                                                     -------------     -------------           -------
Net asset value, end of period                          $ 11.71           $ 13.18              $ 11.08
                                                     -------------     -------------           -------
                                                     -------------     -------------           -------
TOTAL RETURN(b)                                           (4.80)%           22.90%               10.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 8,637           $ 7,986              $ 3,863
Average net assets (000)                                $ 8,818           $ 5,582              $ 5,083
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         1.86%             1.80%(e)             3.24%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.61%             1.55%(e)             2.99%(c)
   Net investment loss                                     (.66)%            (.16)%(e)           (1.37)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                   142%               54%                  34%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.46%, 3.21% and 3.21% for Class A, B and C, respectively for the year ended July 31, 2001. The net investment loss ratios would have been (.82)%, (1.58)% and (1.58)%, for Class A, B and C, respectively for the year ended July 31, 2001.

    108                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                Strategic Partners
                                          Small Capitalization Value Fund
-------------------------------------------------------------------------------------------------------------------
                        Class B                                                     Class C
-------------------------------------------------------     -------------------------------------------------------
      Year Ended July 31,           November 3, 1999(a)           Year Ended July 31,           November 3, 1999(a)
-------------------------------           Through           -------------------------------           Through
    2002              2001             July 31, 2000            2002              2001             July 31, 2000
-------------------------------------------------------------------------------------------------------------------------
   $ 13.00           $ 11.01              $ 10.00              $ 13.00           $ 11.01              $ 10.00
-------------     -------------          --------           -------------     -------------           -------
      (.18)(d)          (.08)                (.16)(d)             (.18)(d)          (.08)                (.17)(d)
          )
      (.49              2.44                 1.17                 (.49)             2.44                 1.18
-------------     -------------          --------           -------------     -------------           -------
      (.67)             2.36                 1.01                 (.67)             2.36                 1.01
-------------     -------------          --------           -------------     -------------           -------
      (.87)             (.37)                  --                 (.87)             (.37)                  --
-------------     -------------          --------           -------------     -------------           -------
      (.87)             (.37)                  --                 (.87)             (.37)                  --
-------------     -------------          --------           -------------     -------------           -------
   $ 11.46           $ 13.00              $ 11.01              $ 11.46           $ 13.00              $ 11.01
-------------     -------------          --------           -------------     -------------           -------
-------------     -------------          --------           -------------     -------------           -------
     (5.44)%           22.03%               10.10%               (5.44)%           22.03%               10.10%
   $15,818           $12,888              $ 5,379              $16,896           $ 8,986              $ 4,354
   $15,328           $ 8,432              $ 3,564              $13,161           $ 6,346              $ 3,776
          %
      2.61              2.55%(e)             3.99%(c)             2.61%             2.55%(e)             3.99%(c)
          %
      1.61              1.55%(e)             2.99%(c)             1.61%             1.55%(e)             2.99%(c)
     (1.41)%            (.92)%(e)           (2.20)%(c)           (1.41)%            (.92)%(e)           (2.16)%(c)

    See Notes to Financial Statements                                    109

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                         Strategic Partners
                                                                     International Equity Fund
                                                     ----------------------------------------------------------
                                                                              Class A
                                                     ----------------------------------------------------------
                                                            Year Ended July 31,             November 3, 1999(a)
                                                     ----------------------------------           Through
                                                         2002                2001              July 31, 2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  7.87             $ 9.95                $ 10.00
                                                     -------------         -------                -------
Income from investment operations
Net investment loss(e)                                       --(d)            (.01)                  (.05)
Net realized and unrealized loss on
   investment transactions                                (1.41)             (2.07)                    --(d)
                                                     -------------         -------                -------
      Total from investment operations                    (1.41)             (2.08)                  (.05)
                                                     -------------         -------                -------
Net asset value, end of period                          $  6.46             $ 7.87                $  9.95
                                                     -------------         -------                -------
                                                     -------------         -------                -------
TOTAL RETURN(b)                                          (17.92)%           (20.90)%                 (.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 3,470             $4,698                $ 4,689
Average net assets (000)                                $ 3,999             $4,634                $ 4,447
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.00%(f)           2.00%(f)               2.89%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.75%(f)           1.75%(f)               2.64%(c)
   Net investment loss                                     (.03)%(f)          (.09)%(f)              (.74)%(c)
For Classes A, B and C shares:
   Portfolio turnover rate                                   75%                40%                    40%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculated based upon average shares outstanding during the period.
(f) Net of expense subsidy. If the manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.85%, 3.60% and 3.60% for the fiscal year ended July 31, 2002 and 2.76%, 3.51% and 3.51% for Classes A, B and C, respectively for the fiscal year ended July 31, 2001. The net investment loss ratios would have been (0.88)%, (1.62)% and (1.58)% for the fiscal year ended July 31, 2002 and (.90)%, (1.64)% and (1.66)%, for Classes A, B and C, respectively for the fiscal year ended July 31, 2001.

    110                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                   Strategic Partners
                                                International Equity Fund
-------------------------------------------------------------------------------------------------------------------------
                         Class B                                                        Class C
----------------------------------------------------------     ----------------------------------------------------------
       Year Ended July 31,             November 3, 1999(a)            Year Ended July 31,             November 3, 1999(a)
----------------------------------           Through           ----------------------------------           Through
    2002                2001              July 31, 2000            2002                2001              July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
   $  7.77             $ 9.89                $ 10.00              $  7.77             $ 9.89                $ 10.00
-------------         -------                -------           -------------         -------                -------
      (.05)              (.08)                  (.11)                (.05)              (.08)                  (.11)
          )
     (1.39              (2.04)                    --(d)             (1.39)             (2.04)                    --(d)
-------------         -------                -------           -------------         -------                -------
     (1.44)             (2.12)                  (.11)               (1.44)             (2.12)                  (.11)
-------------         -------                -------           -------------         -------                -------
   $  6.33             $ 7.77                $  9.89              $  6.33             $ 7.77                $  9.89
-------------         -------                -------           -------------         -------                -------
-------------         -------                -------           -------------         -------                -------
    (18.53)%           (21.44)%                (1.10)%             (18.53)%           (21.44)%                (1.10)%
   $ 5,382             $6,670                $ 7,020              $ 6,800             $7,554                $ 8.955
   $ 6,052             $7,089                $ 6,027              $ 7,153             $8,383                $ 8,717
          %(f)
      2.75               2.75%(f)               3.64%(c)             2.75%(f)           2.75%(f)               3.64%(c)
          %(f)
      1.75               1.75%(f)               2.64%(c)             1.75%(f)           1.75%(f)               2.64%(c)
      (.77)%(f)          (.90)%(f)             (1.45)%(c)            (.72)%(f)          (.93)%(f)             (1.50)%(c)

    See Notes to Financial Statements                                    111

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                           Strategic Partners
                                                                         Total Return Bond Fund
                                                         -------------------------------------------------------
                                                                                 Class A
                                                         -------------------------------------------------------
                                                               Year Ended July 31,           November 3, 1999(a)
                                                         -------------------------------           Through
                                                             2002              2001             July 31, 2000
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $ 10.43           $  9.99              $ 10.00
                                                         -------------     -------------          --------
Income from investment operations
Net investment income                                           .35               .53                  .33
Net realized and unrealized gain on
   investment transactions                                      .19               .54                   --(d)
                                                         -------------     -------------          --------
      Total from investment operations                          .54              1.07                  .33
                                                         -------------     -------------          --------
Less distributions:
   Dividends from net investment income                        (.36)             (.53)                (.33)
   Distributions in excess of net investment income              --                --                 (.01)
   Distributions from net realized
      gains on investments                                     (.26)             (.10)                  --
                                                         -------------     -------------          --------
      Total distributions                                      (.62)             (.63)                (.34)
                                                         -------------     -------------          --------
Net asset value, end of period                              $ 10.35           $ 10.43              $  9.99
                                                         -------------     -------------          --------
                                                         -------------     -------------          --------
TOTAL RETURN(b)                                                5.31%            11.11%                3.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                             $20,796           $15,205              $ 9,875
Average net assets (000)                                    $17,564           $10,677              $11,760
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                     1.05%(e)          1.05%(e)             1.96%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                      .80%(e)           .80%(e)             1.71%(c)
   Net investment income                                       3.32%(e)          5.07%(e)             4.66%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                       530%              638%                 423%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.22%, 1.72% and 1.72% for the fiscal year ended July 31, 2002 and 1.36%, 1.86% and 1.86% for Classes A, B and C, respectively for the year ended July 31, 2001. The net investment income ratios would have been 3.15%, 2.63% and 2.60% for the fiscal year ended July 31, 2002 and 4.75%, 4.26% and 4.25% for Classes A, B and C, respectively for the year ended July 31, 2001.

    112                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                Strategic Partners
                                              Total Return Bond Fund
-------------------------------------------------------------------------------------------------------------------
                        Class B                                                     Class C
-------------------------------------------------------     -------------------------------------------------------
      Year Ended July 31,           November 3, 1999(a)           Year Ended July 31,           November 3, 1999(a)
-------------------------------           Through           -------------------------------           Through
    2002              2001             July 31, 2000            2002              2001             July 31, 2000
-------------------------------------------------------------------------------------------------------------------------
   $ 10.43           $  9.99              $ 10.00              $ 10.43           $  9.99              $ 10.00
-------------     -------------           -------           -------------     -------------           -------
       .31               .48                  .29                  .31               .48                  .29
       .18               .54                   --(d)               .18               .54                   --(d)
-------------     -------------           -------           -------------     -------------           -------
       .49              1.02                  .29                  .49              1.02                  .29
-------------     -------------           -------           -------------     -------------           -------
      (.31)             (.48)                (.29)                (.31)             (.48)                (.29)
        --                --                 (.01)                  --                --                 (.01)
          )
      (.26              (.10)                  --                 (.26)             (.10)                  --
-------------     -------------           -------           -------------     -------------           -------
      (.57)             (.58)                (.30)                (.57)             (.58)                (.30)
-------------     -------------           -------           -------------     -------------           -------
   $ 10.35           $ 10.43              $  9.99              $ 10.35           $ 10.43              $  9.99
-------------     -------------           -------           -------------     -------------           -------
-------------     -------------           -------           -------------     -------------           -------
      4.79%            10.57%                2.95%                4.79%            10.57%                2.95%
   $52,250           $25,376              $ 9,739              $38,503           $14,059              $ 5,849
   $36,575           $16,527              $ 7,304              $23,935           $ 7,938              $ 6,393
          %(e)
      1.55              1.55%(e)             2.46%(c)             1.55%(e)          1.55%(e)             2.46%(c)
          %(e)
       .80               .80%(e)             1.71%(c)              .80%(e)           .80%(e)             1.71%(c)
      2.79%(e)          4.57%(e)             4.23%(c)             2.77%(e)          4.56%(e)             4.16%(c)

    See Notes to Financial Statements                                    113

Strategic Partners Style Specific Funds
             Notes to Financial Statements

      Strategic Partners Style Specific Funds (the 'Trust'), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Strategic Partners Large Capitalization Growth Fund ('Large Capitalization Growth'), Strategic Partners Large Capitalization Value Fund ('Large Capitalization Value'), Strategic Partners Small Capitalization Growth Fund ('Small Capitalization Growth'), Strategic Partners Small Capitalization Value Fund ('Small Capitalization Value'), Strategic Partners International Equity Fund ('International Equity') and Strategic Partners Total Return Bond Fund ('Total Return Bond'). The Trust did not have any activity until September 2, 1999 when it issued to Prudential Investments LLC ('PI'), formerly known as Prudential Investment Fund Management LLC, 600 each of Class A, Class B and Class C shares of each of Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and 334 Class A shares and 333 each of Class B and Class C shares of Total Return Bond Fund for a total of $100,000. The Funds' investment operations commenced on November 3, 1999.

      The Funds' investment objectives are as follows: Large Capitalization Growth--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have growth faster than that of the S&P 500; Large Capitalization Value--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value--above average capital appreciation through investment in small company common stocks that, in the investment adviser's opinion, are undervalued or overlooked in the marketplace; International Equity--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Securities Valuations:    Securities, including options, futures contracts
and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day or at the bid price in the absence of an asked price.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Trust's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premium and discounts on purchases of debt securities as adjustments to interest
                                                                         115

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates may differ from actuals.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Funds invests in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. International Equity and Total Return Bond are the only funds that may invest in financial futures contracts.

      Foreign Currency Translation:    The books and records of the Funds are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

      Options:    International Equity and Total Return Bond may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Funds currently own or intend to purchase. The Funds' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
                                                                         117

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. International Equity and Total Return Bond may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in the Statement of Assets and Liabilities. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    Total Return Bond may enter into interest rate
swaps. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the statement of assets and liabilities. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Written options, future contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Dividends and Distributions:    Total Return Bond Fund declares dividends
from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Taxes:    For federal income tax purposes, each Fund is treated as a separate tax-paying entity. It is each Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Funds, administers the Funds' affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Funds bear all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the respective Fund. Each of the two advisers of the domestic equity Funds--Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth and Small Capitalization Value--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems appropriate. In addition, there may be a periodic rebalancing of each Fund's assets to take account of market fluctuations in order to maintain the approximately equal allocation.
                                                                         119

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Columbus Circle Investors and
                                             Oak Associates, Ltd.
Large Capitalization Value................   J.P. Morgan Investment Management, Inc.
                                             and Hotchkis & Wiley Capital Management,
                                             LLC(a)
Small Capitalization Growth...............   SawGrass Asset Management, LLC and JP
                                             Morgan Fleming Asset Management USA, Inc.
Small Capitalization Value................   National City Investment Management Co.(c)
                                             and EARNEST Partners, LLC(b)
International Equity......................   Lazard Asset Management, Inc.
Total Return Bond.........................   Pacific Investment Management Company
---------------
(a) Effective October 9, 2001 Hotchkis and Wiley Capital, LLC replaced Mercury
    Advisors.
(b) Effective December 20, 2001 EARNEST Partners, LLC replaced Lazard Asset Management,
    Inc.
(c) Effective May 3, 2002 National City Investment Management Co. replaced Credit
    Suisse Asset Management, LLC.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PI pays each adviser for its services.

                                                                       Total
Fund                                                               Management Fee
----------------------------------------------------------------   --------------
Large Capitalization Growth.....................................         .70%
Large Capitalization Value......................................         .70%
Small Capitalization Growth.....................................         .70%
Small Capitalization Value......................................         .70%
International Equity............................................         .80%
Total Return Bond...............................................         .50%

      PI has agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund's average daily net assets.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Fund                                                                  Expense Limit
-------------------------------------------------------------------   -------------
Large Capitalization Value
   Class A                                                                 1.60%
   Class B                                                                 2.35
   Class C                                                                 2.35
Small Capitalization Growth
   Class A                                                                 1.85
   Class B                                                                 2.60
   Class C                                                                 2.60
Small Capitalization Value
   Class A                                                                 1.95
   Class B                                                                 2.70
   Class C                                                                 2.70
International Equity
   Class A                                                                 2.00
   Class B                                                                 2.75
   Class C                                                                 2.75
Total Return Bond
   Class A                                                                 1.05
   Class B                                                                 1.55
   Class C                                                                 1.55

      The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B and C shares of the Trust. The Trust compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to Class A, B and C Plans, the Trust compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset of the Class A, B and C shares, respectively. Such expenses under the Plans were .25% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively of all Funds except Total Return Bond Fund for the year ended July 31, 2002.

      With respect to the Total Return Bond Fund, such expenses under the Plans were .75 of 1% of the average daily net assets of the Total Return Bond Fund's Class B and Class C shares for the year ended July 31, 2002.

      PIMS has advised the Funds of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the year ended July 31, 2002. These amounts were approximately as follows:
                                                                         121

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Fund                                                           Class A     Class C
------------------------------------------------------------   --------    --------
Large Capitalization Growth.................................   $ 87,200    $ 69,200
Large Capitalization Value..................................     60,600      38,400
Small Capitalization Growth.................................     19,800      19,400
Small Capitalization Value..................................     74,800      35,300
International Equity........................................     10,100      18,600
Total Return Bond...........................................    143,800     164,600

      From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended July 31, 2002. These amounts were approximately as follows:

Fund                                                            Class B     Class C
-------------------------------------------------------------   --------    -------
Large Capitalization Growth..................................   $205,800    $36,800
Large Capitalization Value...................................     91,500     11,400
Small Capitalization Growth..................................     21,100      4,700
Small Capitalization Value...................................     37,900      9,900
International Equity.........................................     27,800      3,100
Total Return Bond............................................    119,900     47,700

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Trust, along with other affiliated registered investment companies (the 'Companies'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended July 31, 2002 the amounts of the commitment were as follows: $500 million from August 1, 2001 through September 13, 2001. $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002, On May 3, 2002, the Companies renewed and amended the SCA, which effectively increased the bank's commitment to $800 million and allows the Companies the ability to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Companies pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date on the SCA is May 2, 2003. The Trust did not borrow any amounts pursuant to the SCA during the year ended July 31, 2002.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds' transfer agent. The following amounts represent the fees incurred for the services of PMFS for the year ended July 31, 2002 as well as the fees due to PMFS as of July 31, 2002. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

                                                  Amount Incurred
                                                      for the              Amount
                                                     Year Ended          Due as of
Fund                                               July 31, 2002       July 31, 2002
-----------------------------------------------   ----------------    ----------------
Large Capitalization Growth....................       $223,000            $ 18,100
Large Capitalization Value.....................         66,600               6,000
Small Capitalization Growth....................         49,100               4,400
Small Capitalization Value.....................         64,200               6,500
International Equity...........................         35,300               3,100
Total Return Bond..............................         89,100              10,000

      The Funds paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national fund clearing system. The following amounts represent the amount paid to PSI during the year and is included in transfer agent's fees and expenses in the statement of operations.

                                                           Amount Incurred
                                                               for the
                                                              Year Ended
         Fund                                               July 31, 2002
         -----------------------------------------------   ----------------
         Large Capitalization Growth....................        $4,000
         Large Capitalization Value.....................         9,000
         Small Capitalization Growth....................         8,000
         Small Capitalization Value.....................         6,000
         International Equity...........................         3,000
         Total Return Bond..............................         5,500

      For the year ended July 31, 2002, PSI earned approximately $4,610, $1,000, $385 and $18 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund and Small Capitalization Value Fund, respectively.
                                                                         123

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 were as follows:

Fund                                                   Purchases         Sales
---------------------------------------------------   ------------    ------------
Large Capitalization Growth........................   $110,662,570    $134,794,027
Large Capitalization Value.........................     31,846,243      26,924,586
Small Capitalization Growth........................     32,015,931      29,744,891
Small Capitalization Value.........................     66,710,664      50,072,645
International Equity...............................     13,131,271      12,583,432
Total Return Bond..................................    451,239,423     413,609,758

      At July 31, 2002, International Equity Fund had outstanding forward foreign currency contracts to purchase foreign currencies, as follows:

                                     Value at
       Foreign Currency           Settlement Date                        Unrealized
      Purchase Contracts              Payable         Current Value     Depreciation
------------------------------    ---------------     -------------     ------------
British Pounds 48,050,
  expiring 8/02/02                    $75,870            $75,054           $ (816)
                                  ---------------     -------------        ------
                                  ---------------     -------------        ------

      At July 31, 2002, Total Return Bond Fund had outstanding forward foreign currency contracts to sell foreign currencies, as follows:

                                     Value at
       Foreign Currency           Settlement Date        Current         Unrealized
        Sale Contracts              Receivable            Value         Appreciation
------------------------------    ---------------     -------------     ------------
Euros, 4,227,000 expiring
  8/14/02                           $ 4,262,211        $ 4,141,664        $120,547
Euros, 1,144,000 expiring
  8/14/02                             1,129,940          1,120,904           9,036
Euros, 1,441,000 expiring
  8/14/02                             1,429,040          1,412,784          16,256
Pound Sterling, 71,000
  expiring 8/30/02                      110,925            110,916               9
                                  ---------------     -------------     ------------
                                    $ 6,932,116        $ 6,786,268        $145,848
                                  ---------------     -------------     ------------
                                  ---------------     -------------     ------------

      During the year ended July 31, 2002, the Total Return Bond Fund entered into financial futures contracts. Details of open contracts at July 31, 2002 were as follows:

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                                                        Value at        Unrealized
    Number of                            Expiration      Current         Trade         Appreciation
    Contracts              Type             Date          Value           Date        (Depreciation)
------------------    ---------------    ----------     ----------     ----------     --------------
Long Positions:
        30            Eurodollars          Sept. 02     $3,213,568     $3,110,185        $103,383
        22            Eurodollars           Mar. 03      5,386,150      5,257,450         128,700
        25            Eurodollars           Mar. 03      5,917,752      5,858,311          59,441
        10            Eurodollars           Jun. 03      2,438,625      2,387,375          51,250
        2             Eurodollars           Dec. 03        473,649        472,072           1,577
        18            U.S. Treasury
                        5 yr. Note         Sept. 02      1,985,906      1,905,188          80,718
Short Positions:
        48            U.S. Treasury
                        10 yr. Note        Sept. 02      5,309,250      5,306,907          (2,343)
        14            U.S. Treasury
                        20 yr. Bond        Sept. 02      1,483,125      1,411,594         (71,531)
                                                                                      --------------
                                                                                         $351,195
                                                                                      --------------
                                                                                      --------------

      Transactions in options written during the year ended July 31, 2002, were as follows:

Total Return Bond                                              Contracts    Premiums
------------------------------------------------------------   ---------    --------
Written options outstanding as of July 31, 2001.............          --    $    --
Options written.............................................          47     53,433
                                                               ---------    --------
Written options outstanding as of July 31, 2002.............          47    $53,433
                                                               ---------    --------
                                                               ---------    --------

      The Total Return Bond Fund entered into interest rate swap agreements during the year. The Fund paid a transaction fee for entering into the agreements. Under the agreements, the Fund receives the excess, if any, of a fixed rate over a floating rate. Details of the swap agreements outstanding as of July 31, 2002 were as follows:

                    Termination        Notional         Fixed        Floating         Unrealized
  Counterparty         Date             Amount          Rate           Rate          Appreciation
----------------    -----------     --------------     -------    --------------    ---------------
UBS Warburg             3/15/04      GBP 5,300,000      5.25%     6 month LIBOR         $32,584
                                                                                    ---------------
                                                                                    ---------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment
                                                                         125

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

income and accumulated net realized gain (loss) on investments. For the year ended July 31, 2002, the adjustments were as follows:

                                            Undistributed
                                                 Net         Accumulated        Paid-in
                                             Investment      Net Realized     Capital in
                                               Income         Gain/Loss      Excess of Par
                                            -------------    ------------    -------------
Large Capitalization Growth(b)...........    $ 1,958,846              --      $(1,958,846)
Large Capitalization Value(c)............         (5,951)     $    5,951               --
Small Capitalization Growth(b)...........        439,133              --         (439,133)
Small Capitalization Value(b)............        460,105        (460,105)              --
International Equity(a),(b)..............        119,220          27,817         (147,037)
Total Return Bond(a),(d).................         27,470         (27,470)              --
---------------
(a) Reclass of net foreign currency gains/losses.
(b) Reclass of net operating loss.
(c) Reclass of distribution.
(d) Reclass of paydown losses.

      The tax character of distributions paid during the year ended July 31, 2002 were:

                                                              Long-Term
                                                 Ordinary      Capital          Total
Fund                                              Income        Gains       Distributions
----------------------------------------------  ----------   ------------   -------------
Large Capitalization Value....................  $   80,617    $   446,308    $    526,925
Small Capitalization Value....................     767,136      1,336,458       2,103,594
Total Return Bond.............................   4,020,186         55,690       4,075,876

      The United States federal income tax basis and unrealized appreciation (depreciation) of the Funds' investments as of July 31, 2002 were as follows:

                                                                                      Net
                                                                     Other         Unrealized
                                                                   Cost Basis     Appreciation
Fund               Tax Basis      Appreciation     Depreciation   Adjustments    (Depreciation)
----------------  ------------   ---------------   ------------   ------------   --------------
Large
  Capitalization
  Growth........  $148,469,841     $ 4,088,040     $ 45,622,008           --      $ (41,533,968)
Large
  Capitalization
  Value.........    49,416,901       3,854,509        8,183,536           --         (4,329,027)
Small
  Capitalization
  Growth........    21,882,765         915,732        6,623,073           --         (5,707,341)

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                                                                      Net
                                                                     Other         Unrealized
                                                                   Cost Basis     Appreciation
Fund               Tax Basis      Appreciation     Depreciation   Adjustments    (Depreciation)
----------------  ------------   ---------------   ------------   ------------   --------------
Small
  Capitalization
  Value.........  $ 47,468,605     $   893,989     $  7,081,732           --      $  (6,187,743)
International
  Equity........    17,750,513         667,141        2,956,495     $ (3,894)        (2,293,248)
Total Return
  Bond..........   159,241,778       1,390,596        2,270,252      393,941           (485,715)

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

      For federal income tax purposes, Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, and International Equity each had a capital loss carryforward as of July 31, 2002. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. In addition, certain Funds are electing to treat net capital losses and/or net currency losses incurred in the nine-month period ended July 31, 2002 as having been incurred in the following fiscal year.

      The capital loss carryforwards and the post-October losses were as follows:

                              Post-October Losses        Approximate
                            -----------------------     Capital Loss
Fund                        Currency      Capital       Carryforward
-------------------------   --------    -----------    ---------------
Large Capitalization
  Growth Fund............         --    $30,936,000      $42,317,000     (a)
Large Capitalization
  Value Fund.............         --        328,000          662,000     (expiring in 2010)
Small Capitalization
  Growth Fund............         --      2,496,000        3,171,000     (b)
International Equity
  Fund...................   $ 18,000      2,680,000        3,122,000     (c)

---------------
(a) Approximately $10,021,000 expiring in 2009 and $32,296,000 expiring in 2010.
(b) Approximately $350,000 expiring in 2009 and $2,821,000 expiring in 2010.
(c) Approximately $18,000 expiring in 2009 and $3,104,000 expiring in 2010.
                                                                         127

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      As of July 31,2002, the components of distributable earnings on a tax basis were as follows:

                                                   Accumulated         Accumulated
                                                    Ordinary            Long-Term
     Fund                                            Income           Capital Gains
     ---------------------------------------      -------------       -------------
     Small Capitalization Value.............      $     894,458        $ 4,054,779
     Large Capitalization Value.............             17,096                 --
     Total Return Bond......................          1,058,130(a)         267,525

---------------
(a) Includes a timing difference of $68,076 for dividends payable.

Note 6. Capital
The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of Total Return Bond Fund which are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest during the year ended July 31, 2002 were as follows:

                                                                         Shares
                                                                        Issued/
                                       Shares                          Reacquired
                                      Issued in                           Upon
                                    Reinvestment                       Conversion     Net Increase
                                    of Dividends                          From         (Decrease)
                       Shares            and             Shares         Class B         in Shares
Fund                    Sold        Distributions      Reacquired      To Class A      Outstanding
------------------    ---------     -------------     ------------     ----------     -------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A               740,168              --         (1,374,361)       83,867          (550,326)
  Class B               905,543              --         (1,843,695)      (85,311 )      (1,023,463)
  Class C             1,448,491              --         (3,623,121)           --        (2,174,630)
Large
  Capitalization
  Value Fund
  Class A               259,572           9,641           (267,859)       13,600            14,954
  Class B               541,137          22,168           (467,108)      (13,737 )          82,460
  Class C               822,509          18,091           (523,041)           --           317,559
Small
  Capitalization
  Growth Fund
  Class A               153,670              --           (175,246)       12,638            (8,938)
  Class B               288,624              --           (215,048)      (12,891 )          60,685
  Class C               465,567              --           (251,149)           --           214,418
Small
  Capitalization
  Value Fund
  Class A               315,364          41,488           (243,023)       17,720           131,549
  Class B               586,415          74,831           (253,883)      (18,046 )         389,317
  Class C             1,002,427          50,819           (269,869)           --           783,377
International
  Equity Fund
  Class A               273,625              --           (338,610)        5,393           (59,592)
  Class B               203,078              --           (205,878)       (5,488 )          (8,288)
  Class C               364,469              --           (262,392)           --           102,077
Total Return Bond
  Fund
  Class A             1,028,411          90,398           (589,013)       21,770           551,566
  Class B             3,156,631         155,445           (674,694)      (21,765 )       2,615,617
  Class C             3,149,697          98,090           (874,737)           --         2,373,050

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                          Net Asset                           Shares
                                            Value                            Issued/
                                          of Shares                         Reacquired     Net Increase
                                          Issued in                            Upon         (Decrease)
                                        Reinvestment                        Conversion     in Net Assets
                       Net Proceeds     of Dividends         Cost of           From          from Fund
                       from Shares           and             Shares          Class B           Share
Fund                       Sold         Distributions      Reacquired       To Class A     Transactions
-------------------    ------------     -------------     -------------     ----------     -------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $  5,457,303      $        --      $  (9,973,149)    $  594,070      $(3,921,776)
  Class B                 6,631,792               --        (12,903,400)      (594,070)      (6,865,678)
  Class C                10,547,901               --        (25,586,108)            --      (15,038,207)
Large
  Capitalization
  Value Fund
  Class A                 2,680,903           98,338         (2,718,833)       139,249          199,657
  Class B                 5,564,465          224,564         (4,594,896)      (139,249)       1,054,884
  Class C                 8,544,223          183,262         (5,231,114)            --        3,496,371
Small
  Capitalization
  Growth Fund
  Class A                 1,225,707               --         (1,298,679)        96,895           23,923
  Class B                 2,271,223               --         (1,582,092)       (96,895)         592,236
  Class C                 3,676,553               --         (1,895,544)            --        1,781,009
Small
  Capitalization
  Value Fund
  Class A                 4,180,236          506,156         (3,111,355)       223,985        1,799,022
  Class B                 7,649,947          897,969         (3,160,194)      (223,985)       5,163,737
  Class C                13,392,365          609,820         (3,330,676)            --       10,671,509
International
  Equity Fund
  Class A                 1,981,070               --         (2,482,451)        37,657         (463,724)
  Class B                 1,424,547               --         (1,421,731)       (37,657)         (34,841)
  Class C                 2,577,209               --         (1,824,686)            --          752,523
Total Return Bond
  Fund
  Class A                10,666,345          934,085         (6,106,811)       225,397        5,719,016
  Class B                32,851,472        1,605,043         (6,975,183)      (225,397)      27,255,935
  Class C                32,658,962        1,012,857         (9,055,262)            --       24,616,557

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest during the year ended July 31, 2001 were as follows:

                                                                         Shares
                                                                        Issued/
                                       Shares                          Reacquired
                                      Issued in                           Upon
                                    Reinvestment                       Conversion     Net Increase
                                    of Dividends                          From         (Decrease)
                       Shares            and             Shares         Class B        in Shares
Fund                    Sold        Distributions      Reacquired      To Class A     Outstanding
------------------    ---------     -------------     ------------     ----------     ------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A             2,758,612             --          (2,023,680)       294,291       1,029,223
  Class B             3,163,021             --          (1,517,247)      (296,806)      1,348,968
  Class C             3,108,361             --          (2,424,215)            --         684,146
Large
  Capitalization
  Value Fund
  Class A               568,625          9,485            (232,690)        17,868         363,288
  Class B               972,828         12,091            (215,243)       (17,971)        751,705
  Class C               699,795         11,532            (434,020)            --         277,307
Small
  Capitalization
  Growth Fund
  Class A               333,072         39,009            (135,932)        22,960         259,109
  Class B               407,780         77,968            (149,476)       (23,220)        313,052
  Class C               358,957         64,901            (191,490)            --         232,368
Small
  Capitalization
  Value Fund
  Class A               532,304         12,645            (305,297)        17,532         257,184
  Class B               585,271         19,611             (84,255)       (17,718)        502,909
  Class C               390,797         14,181            (109,200)            --         295,778
International
  Equity Fund
  Class A               467,873             --            (351,006)         8,981         125,848
  Class B               317,477             --            (159,488)        (9,072)        148,917
  Class C               320,254             --            (253,130)            --          67,124
Total Return Bond
  Fund
  Class A             1,278,866         53,684            (874,967)        12,230         469,813
  Class B             1,706,629         75,773            (312,018)       (12,228)      1,458,156
  Class C             1,000,415         35,641            (273,557)            --         762,499

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                          Net Asset                            Shares
                                            Value                             Issued/        Net Increase
                                          of Shares                          Reacquired       (Decrease)
                                          Issued in                             Upon            in Net
                                        Reinvestment                         Conversion         Assets
                       Net Proceeds     of Dividends         Cost of            From          from Fund
                       from Shares           and             Shares           Class B           Share
Fund                       Sold         Distributions      Reacquired        To Class A      Transactions
-------------------    ------------     -------------     -------------     ------------     ------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $ 30,196,656       $      --       $ (20,271,444)    $  3,455,461     $ 13,380,673
  Class B                37,720,635              --         (15,199,579)      (3,455,461)      19,065,595
  Class C                36,243,398              --         (24,950,055)              --       11,293,343
Large
  Capitalization
  Value Fund
  Class A                 5,918,007          94,658          (2,399,855)         188,310        3,801,120
  Class B                 9,999,374         120,552          (2,221,733)        (188,310)       7,709,883
  Class C                 7,226,925         114,974          (4,517,284)              --        2,824,615
Small
  Capitalization
  Growth Fund
  Class A                 3,441,964         379,550          (1,455,485)         254,264        2,620,293
  Class B                 4,451,444         750,055          (1,506,135)        (254,264)       3,441,100
  Class C                 3,813,872         624,354          (2,001,638)              --        2,436,588
Small
  Capitalization
  Value Fund
  Class A                 6,611,681         141,367          (3,908,632)         217,210        3,061,626
  Class B                 7,082,466         217,092          (1,014,711)        (217,210)       6,067,637
  Class C                 4,711,511         156,984          (1,327,156)              --        3,541,339
International
  Equity Fund
  Class A                 4,149,406              --          (3,147,424)          80,340        1,082,322
  Class B                 2,865,145              --          (1,416,025)         (80,340)       1,368,780
  Class C                 2,834,168              --          (2,212,101)              --          622,067
Total Return Bond
  Fund
  Class A                13,142,056         549,851          (8,899,450)         124,663        4,917,120
  Class B                17,513,896         776,764          (3,197,242)        (124,663)      14,968,755
  Class C                10,296,769         365,147          (2,794,671)              --        7,867,245

Strategic Partners Style Specific Funds
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Style Specific Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Large Capitalization Growth Fund, Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Growth Fund, Strategic Partners Small Capitalization Value Fund, Strategic Partners International Equity Fund and Strategic Partners Total Return Bond Fund (constituting Strategic Partners Style Specific Funds, hereafter referred to as the 'Funds') at July 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period November 3, 1999 (commencement of operations) through July 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 25, 2002
                                                                         133

Strategic Partners Style Specific Funds
             Tax Information (unaudited)

      As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Funds during its fiscal year ended July 31, 2002. Further, we wish to advise you of the percentage of the ordinary income dividends paid in 2002 that qualify for the corporate dividends received deduction available to corporate taxpayers.

      Detailed below, please find the aggregate dividends and distributions, per share, paid by each Fund during the year ended July 31, 2002 as well as the corporate dividend received deduction percentage:

                                         Capital Gains
                                  ----------------------------
                                           Long Term               Dividend
                                  ----------------------------     Received
Fund                                A          B          C        Deduction
------------------------------    ------     ------     ------     ---------
Large Capitalization Value        $ .096     $ .096     $ .096        100%
Small Capitalization Value          .554       .554       .554          0%
Total Return Bond                   .265       .259       .259          0%

      The International Equity Fund has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing the income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended July 31, 2002 the International Equity Fund intends on passing through $47,888 of ordinary income distributions as a foreign tax credit.

Strategic Partners Style Specific Funds
             Important Notice For Certain Shareholders (unaudited)

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 0.46%, 1.56% and 22.19% of the dividends paid by Small Capitalization Value Fund, International Equity Fund and Total Return Bond Fund, respectively, qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
                                                                         135

Strategic Partners Style Specific Funds
                                www.strategicpartners.com    (800) 225-1852
  Management of the Trust (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Directors.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.
       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1999

                       Saul K. Fenster, Ph.D. (69)          Trustee                Since 2000

                       Robert E. La Blanc (68)              Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Saul K. Fenster, Ph.D. (69)      President (since December 1978) of              79
                                                        New Jersey Institute of Technology;
                                                        Commissioner (since 1998) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (since 1985) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers;
                                                        Vice-Chairman of Continental Telecom;
                                                        and Trustee of Manhattan College.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ----------------------------------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        (First Financial) and
                                                        Director of the High Yield
                                                        Plus Fund, Inc. (High Yield
                                                        Plus).

                       Saul K. Fenster, Ph.D. (69)      Director (since 2000) of IDT
                                                        Corporation.

                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979) (technology),
                                                        Titan Corporation
                                                        (electronics, since 1995),
                                                        Computer Associates
                                                        (technology); Director of
                                                        First Financial Fund (since
                                                        1999) and Director of High
                                                        Yield Plus (since April
                                                        1999); Director of Chartered
                                                        Semiconductor Manufacturing
                                                        Ltd. (since 1998).

    136                                                                  137

       Strategic Partners Style Specific Funds
                                   www.strategicpartners.com   (800) 225-1852
            Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Douglas H. McCorkindale (63)         Trustee                Since 1999
                       W. Scott McDonald, Jr. (65)          Trustee                Since 2000
                       Thomas T. Mooney (60)                Trustee                Since 1999
                       Stephen Stoneburn (59)               Trustee                Since 1999
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       Douglas H. McCorkindale (63)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (65)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1993-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        founding director of School, College
                                                        and University Underwriters Ltd.

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen Stoneburn (59)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc (1975-1989).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -----------------------------------------------------------
                       Douglas H. McCorkindale (63)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense) and
                                                        High Yield Plus (since
                                                        1996).

                       W. Scott McDonald, Jr. (65)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer of First Financial
                                                        and of High Yield Plus
                                                        (since 1988).

                       Stephen Stoneburn (59)


    138                                                                  139

       Strategic Partners Style Specific Funds
                               www.strategicpartners.com     (800) 225-1852
             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Joseph Weber, Ph.D. (78)             Trustee                Since 2000

                       Clay T. Whitehead (63)               Trustee                Since 1999
                       P.O. Box 8090
                       McLean, VA 22106-8090
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       ------------------------------------------------------------------------------------------
                       Joseph Weber, Ph.D. (78)         Vice President, Finance, Interclass             62
                                                        (international corporate learning)
                                                        since 1991; formerly President, The
                                                        Alliance for Learning; retired Vice
                                                        President, Member of the Board of
                                                        Directors and Member of the Executive
                                                        and Operating Committees,
                                                        Hoffmann-LaRoche Inc; Member, Board
                                                        of Overseers, New Jersey Institute of
                                                        Technology. Trustee and Vice Chairman
                                                        Emeritus, Fairleigh Dickinson
                                                        University.

                      Clay T. Whitehead (63)           President (since 1983) of National              91
                       P.O. Box 8090                    Exchange Inc. (new business
                       McLean, VA 22106-8090            development firm).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       ----------------------------------------------------------
                       Joseph Weber, Ph.D. (78)

                       Clay T. Whitehead (63)           Director (since 2000) of
                       P.O. Box 8090                    First Financial and High
                       McLean, VA 22106-8090            Yield Plus.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1999
                                                            and Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        Prudential Financial, Inc.
                                                        (Prudential); formerly Senior Vice
                                                        President (March 1987-May 1999) of
                                                        Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Funds Management, Inc. (PMF)

                       Name, Address** and Age
                       -------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.; Vice
                                                        President and Director
                                                        (since May 1992) of
                                                        Nicholas-Applegate Fund,
                                                        Inc.

    140                                                                  141

       Strategic Partners Style Specific Funds
                                www.strategicpartners.com     (800) 225-1852
             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *David R. Odenath, Jr (45)           President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -----------------------------------------------------------------------------------------
                       *David R. Odenath, Jr (45)       President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

      Information pertaining to the Officers of the Trust is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Judy A. Rice (54)                    Vice President         Since 2001

                       Grace C. Torres (42)                 Treasurer and          Since 2000
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -----------------------------------------------------------------------
                       Judy A. Rice (54)                Executive Vice President (since 1999)
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Governor of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating
                                                        Council and the National Association
                                                        for Variable Annuities.

                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

    142                                                                  143

       Strategic Partners Style Specific Funds
                                www.strategicpartners.com      (800) 225-1852
             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Secretary              Since 2002

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       ----------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Ccounsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75, except for
      Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.
 **** This column includes only directorships of companies required to report to the
      SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
      or other investment companies registered under the Act.

Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    144                                                                  145

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Class A     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                       One Year    Since Inception
With Sales Charge       -36.14%       -20.14%
Without Sales Charge    -32.78%       -18.63%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Large Capitalization Growth Fund (Class A shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500
Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index and Russell 1000
Growth Index may differ substantially from the securities in the Fund. The S&P 500 Index and Russell
1000 Growth Index are not the only indexes that may be used to characterize performance of stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                            www.strategicpartners.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                        One Year    Since Inception
With Sales Charge       -36.67%       -20.15%
Without Sales Charge    -33.33%       -19.26%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Large Capitalization Growth Fund (Class B shares) with a similar investment in the S&P 500
Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell
1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index and Russell 1000 Growth Index may differ substantially from the securities in the Fund. The
S&P 500 Index and Russell 1000 Growth Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Class C     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                       One Year    Since Inception
With Sales Charge       -34.66%       -19.56%
Without Sales Charge    -33.33%       -19.26%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Large Capitalization Growth Fund (Class C shares) with a similar investment in the S&P 500
Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000
Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index and Russell 1000 Growth Index may differ substantially from the securities in the Fund. The
S&P 500 Index and Russell 1000 Growth Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Class A     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                              One Year          Since Inception
With Sales Charge       -20.35%    (-20.44)    -4.03%    (-4.15)
Without Sales Charge    -16.16%    (-16.25)    -2.22%    (-2.34)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Large Capitalization Value Fund (Class A shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500
Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index and Russell 1000 Value Index may differ substantially from the securities in the Fund. The
S&P 500 Index and Russell 1000 Value Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Class B     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                             One Year           Since Inception
With Sales Charge       -20.99%    (-21.08)    -4.04%    (-4.16)
Without Sales Charge    -16.87%    (-16.97)    -2.99%    (-3.11)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Large Capitalization Value Fund (Class B shares) with a similar investment in the S&P 500
Index and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-
1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.
The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index and Russell 1000 Value Index may differ substantially from the securities in the Fund. The
S&P 500 Index and Russell 1000 Value Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

www.strategicpartners.com    (800) 225-1852

Class C     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                             One Year           Since Inception
With Sales Charge       -18.52%    (-18.61)    -3.34%    (-3.46)
Without Sales Charge    -16.87%    (-16.97)    -2.99%    (-3.11)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Large Capitalization Value Fund (Class C shares) with a similar investment in the S&P 500
Index and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. For the year ended
July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-
1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.
The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index and Russell 1000 Value Index may differ substantially from the securities in the Fund. The
S&P 500 Index and Russell 1000 Value Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Class A     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                           One Year          Since Inception
With Sales Charge       -38.90%  (-39.41)    -15.61%  (-15.97)
Without Sales Charge    -35.68%  (-36.22)    -14.02%  (-14.38)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Small Capitalization Growth Fund (Class A shares) with a similar investment in the Russell 2000
Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Russell
2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value.
The Russell 2000 Growth Index is an unmanaged index comprising securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Russell 2000 Index and Russell 2000 Growth Index may differ substantially from the securities in the Fund. The Russell 2000
Index and Russell 2000 Growth Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                           www.strategicpartners.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                             One Year         Since Inception
With Sales Charge       -39.35%  (-39.89)    -15.57%  (-15.95)
Without Sales Charge    -36.16%  (-36.70)    -14.72%  (-15.09)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Small Capitalization Growth Fund (Class B shares) with a similar investment in the Russell 2000
Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-
1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized
U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Growth
Index is an unmanaged index comprising securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Russell 2000 Index and Russell 2000 Growth Index may differ substantially from the securities in the Fund.
The Russell 2000 Index and Russell 2000 Growth Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Class C     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                             One Year         Since Inception
With Sales Charge       -37.43%  (-37.96)    -15.03%  (-15.40)
Without Sales Charge    -36.16%  (-36.70)    -14.72%  (-15.09)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Small Capitalization Growth Fund (Class C shares) with a similar investment in the Russell 2000
Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. For the year ended
July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-
1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized
U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Growth
Index is an unmanaged index comprising securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Russell 2000 Index and Russell 2000 Growth Index may differ substantially from the securities in the Fund.
The Russell 2000 Index and Russell 2000 Growth Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Class A  Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                            One Year          Since Inception
With Sales Charge       -9.56%    (-9.64)    7.89%     (7.72)
Without Sales Charge    -4.80%    (-4.88)    9.92%     (9.75)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Small Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000
Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Russell
2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value.
The Russell 2000 Value Index is an unmanaged index comprising securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit low price-to-book and price/earnings ratios. The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Russell 2000 Index and Russell 2000 Value Index may differ substantially from the securities in the Fund. The Russell 2000
Index and Russell 2000 Value Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Class B     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                            One Year        Since Inception
With Sales Charge       -9.85%  (-9.93)      8.17%  (8.00)
Without Sales Charge    -5.44%  (-5.52)      9.12%  (8.94)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Small Capitalization Value Fund (Class B shares) with a similar investment in the Russell 2000
Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-
1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized
U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value
Index is an unmanaged index comprising securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit low price-to-book and price/earnings ratios.
The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Russell 2000 Index and Russell 2000 Value Index may differ substantially from the securities in the Fund.
The Russell 2000 Index and Russell 2000 Value Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                          www.strategicpartners.com    (800) 225-1852

Class C     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                          One Year        Since Inception
With Sales Charge       -7.26%  (-7.34)    8.72%  (8.55)
Without Sales Charge    -5.44%  (-5.52)    9.12%  (8.94)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Small Capitalization Value Fund (Class C shares) with a similar investment in the Russell 2000
Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class
C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. For the year ended
July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-
1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized
U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value
Index is an unmanaged index comprising securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit low price-to-book and price/earnings ratios.
The total returns of both indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Russell 2000 Index and Russell 2000 Value Index may differ substantially from the securities in the Fund.
The Russell 2000 Index and Russell 2000 Value Index are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Class A     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                             One Year         Since Inception
With Sales Charge        -22.02% (-22.62)    -16.30%  (-16.73)
Without Sales Charge    -17.92%  (-18.55)    -14.72%  (-15.16)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners International Equity Fund (Class A shares) with a similar investment in the Morgan Stanley
Capital International Europe, Australasia, and Far
East Index (MSCI EAFE Index) by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The MSCI
EAFE Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund.
The MSCI EAFE Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                               www.strategicpartners.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                            One Year          Since Inception
With Sales Charge       -22.61%  (-23.25)    -16.29%  (-16.74)
Without Sales Charge    -18.53%  (-19.18)    -15.35%  (-15.79)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners International Equity Fund (Class B shares) with a similar investment in the MSCI EAFE Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July
31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees.
The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The MSCI EAFE Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund. The
MSCI EAFE Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Class C     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                            One Year          Since Inception
With Sales Charge       -20.15%  (-20.79)    -15.66%  (-16.10)
Without Sales Charge    -18.53%  (-19.18)    -15.35%  (-15.79)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners International Equity Fund (Class C shares) with a similar investment in the MSCI EAFE Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002; (c) all recurring fees
(including management fees) were deducted; and (d) all dividends and distributions were reinvested. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees. The cumulative and average annual total return information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The MSCI
EAFE Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how stock prices have performed. The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE
Index may differ substantially from the securities in the Fund. The MSCI EAFE Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Class A     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                         One Year       Since Inception
With Sales Charge       1.10%  (1.00)    5.58%  (5.50)
Without Sales Charge    5.31%  (5.21)    7.16%  (7.09)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Total Return Bond Fund (Class A shares) with a similar investment in the Lehman Brothers Gov't
Credit Bond Index and the Lehman Brothers Aggregate
Bond Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. For the year ended
July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-
1) fees. The cumulative and average annual total return, and yield information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Fund has changed its benchmark to the Lehman Brothers
Aggregate Bond Index to represent a benchmark that more closely correlates to the way the Fund is being managed. The Lehman Brothers Gov't/Credit Bond Index comprises publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. The Lehman Brothers Aggregate
Bond Index comprises investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed.
Both indexes are unmanaged and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Class B     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                          One Year         Since Inception
With Sales Charge      -0.17%    (-0.27)    5.65%  (5.58)
Without Sales Charge    4.79%     (4.69)    6.64%  (6.56)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Total Return Bond Fund (Class B shares) with a similar investment in the Lehman Brothers Gov't
Credit Bond Index and the Lehman Brothers Aggregate
Bond Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees.
The cumulative and average annual total return, and yield information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Fund has changed its benchmark to the Lehman Brothers Aggregate Bond Index to represent a benchmark that more closely correlates to the way the Fund is being managed. The Lehman
Brothers Gov't/Credit Bond Index comprises publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years.
The Lehman Brothers Aggregate Bond Index comprises investment-grade securities issued by the U.S.
government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed. Both indexes are unmanaged and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. They are not the only indexes that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                           www.strategicpartners.com    (800) 225-1852

Class C     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 7/31/02

                          One Year      Since Inception
With Sales Charge       2.76%  (2.66)    6.25%  (6.18)
Without Sales Charge    4.79%  (4.69)    6.64%  (6.56)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Strategic
Partners Total Return Bond Fund (Class C shares) with a similar investment in the Lehman Brothers Gov't
Credit Bond Index and the Lehman Brothers Aggregate
Bond Index by portraying the initial account values at the commencement of operations (November 3, 1999), and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002; (c) all recurring fees
(including management fees) were deducted; and (d) all dividends and distributions were reinvested. For the year ended July 31, 2002, the Fund's manager contractually agreed to limit operating expenses of each class of the Fund, exclusive of distribution and service (12b-1) fees. The cumulative and average annual total return, and yield information shown above (without parentheses) reflects these expense limitations. The information in parentheses represents the performance of each Fund class without taking into account these expense limitations. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Fund has changed its benchmark to the Lehman Brothers Aggregate Bond Index to represent a benchmark that more closely correlates to the way the Fund is being managed. The Lehman Brothers
Gov't/Credit Bond Index comprises publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. The Lehman
Brothers Aggregate Bond Index comprises investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. This index gives a broad look at how short- and intermediate-term bonds have performed. Both indexes are unmanaged and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund.
They are not the only indexes that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Style Specific Funds

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Hotchkis and Wiley Capital Management, LLC
725 S. Figueroa Street, Suite 3900
Los Angeles, CA 90017

J.P. Morgan Fleming Asset Management (USA) Inc.
320 Park Avenue
New York, NY 10022

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

National City Investment Management Company
1900 East Ninth Street
Cleveland, OH 44114-0756

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, L.L.C.
1579 The Greens Way, Suite 200
Jacksonville, FL 32250
                       www.strategicpartners.com    (800) 225-1852

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols                           Class A               Class B               Class C
Strategic Partners:                Nasdaq     CUSIP      Nasdaq     CUSIP      Nasdaq     CUSIP
Large Capitalization Growth Fund   TBDAX    862934106    TBDBX    862934205    TBDCX    862934304
Large Capitalization Value Fund    PLVAX    862934403    TLCBX    862934502    TLCCX    862934601
Small Capitalization Growth Fund   PCZAX    862934700    PCZBX    862934809    PCZCX    862934882
Small Capitalization Value Fund    PZVAX    862934874    PZVBX    862934866    PZVCX    862934858
International Equity Fund           N/A     862934841    PPEBX    862934833    PPECX    862934825
Total Return Bond Fund             TATRX    862934817    TBTRX    862934791    PTRCX    862934783

Fund Symbols                           Class A                 Class B               Class C
Strategic Partners:                 Nasdaq    CUSIP       Nasdaq     CUSIP      Nasdaq     CUSIP
Large Capitalization Growth Fund    TBDAX    862934106    TBDBX    862934205    TBDCX    862934304
Large Capitalization Value Fund     PLVAX    862934403    TLCBX    862934502    TLCCX    862934601
Small Capitalization Growth Fund    PCZAX    862934700    PCZBX    862934809    PCZCX    862934882
Small Capitalization Value Fund     PZVAX    862934874    PZVBX    862934866    PZVCX    862934858
International Equity Fund            N/A     862934841    PPEBX    862934833    PPECX    862934825
Total Return Bond Fund              TATRX    862934817    TBTRX    862934791    PTRCX    862934783

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

MFSP503E        IFS-A074128